[PHOTO]

[NEW YORK LIFE LOGO] The Company You Keep(R)

LIFESTAGES(SM)
1996 ANNUAL REPORT

FLEXIBLE INVESTMENT OPTIONS TO HELP SECURE YOUR FINANCIAL FUTURE.

[PHOTO]

CONTENTS

President's Letter  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
MacKay-Shields Financial Corporation
Adviser's Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
New York Life Insurance Adviser's Report  . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Portfolio Manager's Comments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

LIFESTAGES(SM) SEPARATE ACCOUNT
(Non-Qualified and Tax-Qualified Policies)
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Statement of Changes in Total Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

MAINSTAY VP SERIES FUND, INC.
Chairman's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
Capital Appreciation Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
Cash Management Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
Convertible Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
Government Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
High Yield Corporate Bond Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
International Equity Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73
Total Return Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81
Value Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88
Bond Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
Growth Equity Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96
Indexed Equity Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  122

Alger American Small Capitalization Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . A1
Calvert Socially Responsible Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . .  A17
Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A31
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A55
Janus Aspen Balanced Portfolio & Janus Aspen
Worldwide Growth Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A71
Morgan Stanley Emerging Markets Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . .  A91

PRESIDENT'S LETTER

For the year ended December 31, 1996

TO THE OWNERS OF LIFESTAGES(SM) POLICIES:

[PHOTO]

I am pleased to present the Annual Report for LifeStages(SM) and the MainStay VP Series Fund, Inc. for the year ended December 31, 1996. This annual report contains performance information, financial statements, notes and other pertinent data for each of the MainStay VP Series Fund, Inc. Portfolios available in LifeStages(SM). Annual reports relating to the Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II:
Contrafund*, Fidelity VIP: Equity-Income*, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity Portfolios have also been attached.

   Despite predictions that the stock market was due for a major correction, 1996 proved to be another outstanding year. The bull market for equities was driven by a continuation of moderate growth of the economy, strong earnings gains, and low inflation. The Dow Jones Industrial Average** passed the 6,000 milestone and closed the year at 6,448, up 26% from last year. The DJIA has risen 68% since 1994, its highest two year gain in over 40 years! The Standard & Poor's 500 Composite Stock Price Index*** also showed a strong 23% return, ending the year at 740.

 ................................................................................
The unemployment rate drifted downward during the year to levels previously associated with accelerating inflation. But while consumer prices did rise slightly, core inflation (excluding food and energy prices) actually moderated. Faster increases in wage rates were generally offset by slower increases in benefit costs. Bond yields rose during the year, but short-term interest rates remained little changed as the Federal Reserve kept monetary policy on hold.

   As the economic expansion continues into its seventh year, there are likely to be increasing concerns about the emergence of late business cycle pressures on corporate profits. Many economists expect that 1997 will show stronger growth than 1996, along with lower unemployment rates, higher wage increases, and a gradual rise in core inflation. Under these conditions, bond yields should continue their upward trend, and the Federal Reserve is likely to begin raising short-term interest rates again. Few expect the stock market to continue at such a rapid pace, following two straight years of returns in excess of 20%. The longer-term fundamentals remain encouraging, though, with good prospects for continued disinflation and expanding global opportunities for highly competitive United States companies.

* Fidelity VIP and VIP II refer to Variable Insurance Products Fund and Variable Insurance Products Fund II.

** The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.

*** "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market.

 ................................................................................
Over 78 million baby boomers are reaching their 50s and by the year 2000, 13% of the population will have reached age 65 or older. As more people approach retirement age, there will continue to be a greater emphasis placed on personal investments, especially given the ongoing media projections that reductions in Social Security and company pension plan benefits may be on the horizon. The benefits of tax deferral, a wide range of investment choices, and other product features make variable annuities an ideal investment for retirement.

   New York Life Insurance and Annuity Corporation received over $1 billion in variable annuity premiums in 1996, almost triple the amount received in 1995. Total United States variable annuity sales reached over $69 billion in 1996, a 40% increase over 1995. We expect that variable annuity sales will continue to flourish in 1997.

[PHOTO]

   As you can see, we have changed the name of the New York Life MFA Series Fund, Inc. to the MainStay VP Series Fund, Inc. Of course, this name change has not affected the portfolios' objectives and the Fund is still managed by teams of investment professionals from MacKay-Shields Financial Corporation, New York Life Insurance Company, and Monitor Capital Advisors, Inc.

 ................................................................................
[PHOTO]

In our continuing tradition of providing you with a product that is competitive and responsive to your financial needs, several enhancements were made to LifeStages(SM) in 1996. An "Interest Only" Periodic Partial Withdrawal feature and an Interest Sweep feature were added to allow greater flexibility in accessing and allocating your money. Also, seven new separate account Investment Divisions, including the MainStay VP Convertible Portfolio and portfolios managed by Fred Alger Management, Inc., Fidelity Management and Research Company, Janus Capital Corporation and Morgan Stanley Asset Management Inc. were also added to complement our existing MainStay VP Series Fund, Inc. Portfolios. You can now benefit from the expertise of our MainStay VP Series Fund, Inc. fund managers as well as these nationally recognized fund management companies.

[PHOTO]

   We thank you for selecting us to be "The Company You Keep(R)," and we look forward to helping you build a solid foundation for your future.


/s/ SEYMOUR STERNBERG

Seymour Sternberg
President
New York Life Insurance
and Annuity Corporation

LIFESTAGES(SM) PERFORMANCE SUMMARY

Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

   For the period of the underlying MainStay VP and Calvert Socially Responsible Portfolio's inception dates to the date those portfolios were added to the LifeStages(SM) Separate Account, performance assumes that LifeStages(SM) was available, which it was not. For the period of the inception dates of the Alger American Small Capitalization, Fidelity VIP II: Contrafund, Fidelity VIP:
Equity-Income, Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios until these portfolios were added to the LifeStages(SM) Separate Account on 10/1/96, performance assumes that LifeStages(SM) was available and that these portfolios were offered under LifeStages(SM), which they were not.

   There is no performance information for the MainStay VP Convertible and the Morgan Stanley Emerging Markets Equity Investment Divisions because they are new funds as of October 1, 1996.

   Results include an annualized Asset Fee of 1.40% and show the percentage change for the period with capital gains and dividends reinvested. A policy fee, equal to the lesser of $30 or 2% of the accumulation value of the policy, is not included in these charges, but will be deducted each year on the policy anniversary if the accumulation value is less than $20,000.

   NYLIAC has agreed to assume a portion of the expenses of the MainStay VP Investment Divisions. This expense limitation was effective for all MainStay VP Investment Divisions until 12/31/96, and has been extended until 12/31/97 for the MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Balanced and the Janus Aspen Worldwide Growth Investment Divisions. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

LIFESTAGES(SM) SEPARATE ACCOUNT

Average Annual Total Return* for the Period Ending December 31, 1996

Assuming Contract Not Surrendered**:

Investment Divisions               Inception Date   One Year    Three Years   Five Years   Ten Years    Since Inception
 .........................................................................................................................
MainStay VP Series Funds:
  Capital Appreciation                   01/29/93     17.10%         13.92%           --          --             15.50%
  Cash Management                        01/29/93      3.56%          3.36%           --          --              2.86%
  Government                             01/29/93      0.85%          3.96%           --          --              4.12%
  High Yield Corporate Bond              05/01/95     15.55%             --           --          --             14.38%
  International Equity                   05/01/95      9.00%             --           --          --             10.85%
  Total Return                           01/29/93     10.52%          9.81%           --          --             10.95%
  Value                                  05/01/95     21.51%             --           --          --             21.04%
  Bond                                   01/23/84      0.62%          3.80%        5.54%       6.79%              8.49%
  Growth Equity                          01/23/84     22.77%         15.99%       13.91%      12.65%             11.40%
  Indexed Equity                         01/29/93     20.72%         17.42%           --          --             15.08%
Calvert Socially Responsible             09/02/86     11.06%         10.69%        8.91%       9.56%              8.84%
Alger American Small Capitalization      09/20/88      2.73%         11.28%        9.46%          --             18.53%
Fidelity VIP II: Contrafund              01/03/95     19.52%             --           --          --             28.50%
Fidelity VIP: Equity-Income              10/09/86     12.68%         16.59%       16.34%      11.99%             11.68%
Janus Aspen Balanced                     09/13/93     14.57%         11.92%           --          --             13.00%
Janus Aspen Worldwide Growth             09/13/93     27.24%         16.96%           --          --             21.43%


ASSUMING CONTRACT SURRENDERED:

Investment Divisions               Inception Date   One Year    Three Years   Five Years   Ten Years    Since Inception
 .........................................................................................................................
MainStay VP Series Funds:
  Capital Appreciation                   01/29/93     10.10%         12.09%           --          --             14.31%
  Cash Management                        01/29/93     -2.96%          1.15%           --          --              1.41%
  Government                             01/29/93     -5.50%          1.76%           --          --              2.65%
  High Yield Corporate Bond              05/01/95      8.55%             --           --          --             10.51%
  International Equity                   05/01/95      2.14%             --           --          --              6.89%
  Total Return                           01/29/93      3.56%          7.84%           --          --              9.61%
  Value                                  05/01/95     14.51%             --           --          --             17.31%
  Bond                                   01/23/84     -5.72%          1.58%        4.58%       6.79%              8.49%
  Growth Equity                          01/23/84     15.77%         14.23%       13.07%      12.65%             11.40%
  Indexed Equity                         01/29/93     13.72%         15.70%           --          --             13.88%
Calvert Socially Responsible             09/02/86      4.06%          8.75%        7.91%       9.56%              8.84%
Alger American Small Capitalization      09/20/88     -3.74%          9.36%        8.46%          --             18.53%
Fidelity VIP II: Contrafund              01/03/95     12.52%             --           --          --             25.73%
Fidelity VIP: Equity-Income              10/09/86      5.68%         14.85%       15.56%      11.99%             11.68%
Janus Aspen Balanced                     09/13/93      7.57%         10.03%           --          --             11.37%
Janus Aspen Worldwide Growth             09/13/93     20.24%         15.23%           --          --             20.05%
 .........................................................................................................................

**The values shown above are unaudited.

**Assumes no deduction for the contingent deferred sales charges.

The maximum contingent deferred sales charge for each premium payment is 7%, declining to 0% by the 7th year after a premium payment. Withdrawals may be taxable transactions, and prior to age 59 1/2 may be subject to a 10% IRS penalty.

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

 ................................................................................
MARKET OVERVIEW

[PHOTO]

1996 was yet another stunning year for the U.S. stock market, continuing to delight and astound investors, as the economy continued on its modest growth, low inflation path. The Dow Jones Industrial Average climbed an impressive 28.91% (total return). Added to the 36.75% gain of 1995, the Dow at year end was towering 68% above its level at the final bell of 1994, having provided a cumulative two year total return (with income) of 77.00%, the eighth largest two year gain in its 100 year history. Meanwhile, the S&P 500* was up 22.96%, and the NASDAQ**, despite its severe mid-summer drop, still managed a 23.29% rise, both coming on top of strong gains in 1995. Volatility, however, increased markedly.

   Modest economic growth with low inflation provided the perfect backdrop for rising stock prices, despite plenty of scares during the year. Business inventories grew modestly, as companies tried to keep costs in line. Job growth also slowed, easing fears that rising wages would set off inflation. Although worries kept surfacing throughout the year that the economy was too weak and then too strong, its steady path kept the Federal Reserve from having to raise interest rates. Supply and demand were also driving forces, with the key driver of demand being cash coming into equity mutual funds. An astonishing $210 billion flowed into stock funds in the first 11 months of the year, almost $100 billion more than a year earlier.

   S&P 500 index funds led the parade of strong performance in the fourth quarter and for the full year. Growth and income funds (which include index funds in their category) were the most popular in terms of cash flow, and aggressive growth funds came in second, having taken in more money earlier in the year. Small stock prices trailed by more than 10 percentage points behind the big blue chips.

   Diversified U.S. stock funds returned an average 19.5%, on top of last year's return of 31.1%. Little wonder that the individual investor has poured record sums into stock mutual funds in the past year, boosting the assets of all mutual funds to $3.5 trillion, or five times the level of a decade ago. Overseas, the equity markets in Europe were stellar performers (climbing 20% during 1996, ranging from 52% in Finland to 12% in the U.K., fueled by low inflation, low interest rates and slow growth), but the world's second largest market, Japan, slumped noticeably (down 2.6% for the year), offsetting several impressive advances in smaller markets.

   In contrast to the exuberance of the equity markets, 1996 proved to be a rather mediocre year for bond investors, except in the high yield area, which continued to excel, especially in lower rated credits. Despite inaction on the part of the Federal Reserve, which only cut the federal funds rate once by a quarter point last January 31st, bond prices were anything but stable. Rates

 ................................................................................
* "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

** "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.

generally rose in the first half of the year, although this trend reversed itself later in the year. Many believed that rate reductions would be necessary to head off a recession, and that election year rate-cuts might be in the offing; instead wage pressures emerged as a new concern and yields climbed into the summer, before a fall rally brought them back down again. The rally was fueled by low inflation, steady growth, and a shrinking budget deficit, which has fallen during the past four years to below 1.5% of the gross domestic product.

   The average bond fund gained 4.7% in 1996, trailing the 4.8% average yield on money market funds. Consequently, a mere $10.30 billion moved into bond funds in the 11 months through November 30, paling in comparison to the stock market, which took in $210 billion. The high yield market once again provided a strong average double digit return of 13%. Elsewhere, many foreign markets rallied sharply, with Italy, Spain, and Sweden leading the way. Emerging market bond funds scored a heady 40.7% return, as bonds from Russia, Ecuador and Poland were especially ebullient.

   As we enter the new year, the U.S. economic picture remains mixed. Although personal income growth is moderate, unemployment low, and consumer confidence high, most retailers were disappointed in the Christmas season, and with the high level of consumer credit card debt outstanding, it is doubtful that the consumer can fuel an accelerating economy. An area of great concern to the bond market is the labor market. With the unemployment rate at 5.4%, any further tightening could result in an increase in wage pressures. Labor is responsible for two thirds of the cost of production; thus, the repercussions of wage increases would be substantial. Increased productivity has in fact absorbed part of the costs, and some economists argue that the end of the Cold War marked the beginning of a disinflationary period. Also, importantly, there are many more technological innovations during peacetime. We are just at the beginning of the computer revolution, which is a powerful deflationary force. On a shorter term cyclical basis, it is true that the price of gold, a harbinger of inflation, has declined markedly over the recent period. Oil prices, on the other hand, have risen. We will continue to be vigilant for any signs that inflation might rear its ugly head, as this will be most problematic for both the bond and stock markets if and when it occurs.

   Another key issue facing the financial markets is this year's budget negotiation between President Clinton and Congress. Foreign investors will also continue to have a significant influence on the U.S. economy. Weak demand abroad limited exports in 1996, but we expect some improvement in 1997. The continuation of a strong dollar would benefit bondholders by giving foreigners (especially the Japanese) a continued incentive to buy U.S. Treasuries, as well as making imports cheaper, helping to keep domestic prices low and inflation in check. Despite growth scares, inflation has remained in the manageable 2.5-3.0% range, and meaningful price increases seem unlikely in the near future. We plan to maintain a neutral duration position across our bond portfolios relative to the market as we wait for a more definitive signal on the economy and inflation.

   After such a winning streak in the U.S. stock market, is it possible that the bulls could continue to keep the bears at bay? What is unmatched is not 1996 performance, which was less than 1995, but rather how strong the market has been for the last fifteen years. During this stretch, it has risen at a compounded annual rate of 14.2% a year, breaking the old record of 13.4% set just before the 1929 crash. One year ago, we observed that the combination of moderate economic growth, benign inflation and low interest rates should provide a positive underpinning for stocks, which certainly came to pass. As we enter the new year, a roughly similar observation can be made, though with less conviction. The road is narrower, and the risk of being wrong

[PHOTO]

has increased. The economy could still conceivably overheat, causing higher interest rates and inflationary fears. And although the consensus assigns a very low probability to recession, it is not outside of the realm of possibilities. Either outcome would be problematic for the market. The real fly in the ointment, however, is corporate profits, a key factor that has supported the bull market run over the last few years. Recent data from important economic sectors, including retailing and autos, seem to suggest that U.S. corporate profit growth is likely to show less uniformity in 1997 than it has in the several preceding years. This implies that whatever strength the stock market exhibits this year will be somewhat less broad based than was the case last year.

   The real fear on Wall Street, however, is whether the great surge of money into equity mutual funds will recede, leaving the market in shambles. Regardless of whether the market corrects, continues to climb, or simply returns to more historical norms on the plus side (single digits), we are of the firm opinion that active management will have the potential to add significant value as volatility continues to be a way of life. The strongest positive force on a secular basis, of course, continues to be the demographics of the baby boomers, who may just continue to pour money into the stock market through taxable mutual funds and variable products as well as 401(k) plans, in an attempt to catch up for lost time in saving for retirement. Whatever 1997 brings, our equity approaches in growth and value will continue to focus upon a disciplined stock selection process, diversification, and risk management, which we believe will serve our shareholders in any conceivable market scenario.


Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

 ................................................................................
[PHOTO]

1996 IN REVIEW AND 1997 OUTLOOK:

During 1996 investment performance for most portfolios was strong, but clearly the star performance was turned in by the stock market -- with the S&P 500* producing an annual return of 22.96%. This result was facilitated by continued profit growth and low levels of inflation. The economy entered its seventh year of expansion at a relatively modest pace of growth of 2.3%. Thus the stock market was able to generate two back-to-back years of especially strong investor returns. The bond market produced acceptable but not overwhelming returns as interest rates increased over the first half of the year and declined over the second half.

   We do not believe the business cycle is dead. The outlook for the stock and bond markets will depend upon both fundamental economic factors as well as technical factors associated with worldwide capital flows. During 1996, the U.S. dollar appreciated relative to most major currencies -- attracting overseas bond investors. Economic growth in the U.S. has been stronger than most other economically advanced nations and has supported even higher growth in the developing Asian and Latin American economies -- many of which peg their currencies to the dollar. We anticipate that the European economies, and possibly even the Japanese economy, will enjoy improved growth going forward. Domestically, we see the likelihood of somewhat stronger growth as well. These factors will likely lead to higher interest rates and a cyclical upward creep in inflation.

   This outlook suggests that corporate profits have room to grow, but that rising interest rates will produce pressure on stock market valuations of corporate earnings. Ultimately, a potential economic downturn in the out years will produce pressure on the market's earnings expectations. That said, we will continue to manage our stock portfolios from a fundamental perspective based upon our outlook for growth in earnings of the companies we follow. Industries for which we presently have a favorable view include energy, technology and health care. We will be managing our bond portfolios cautiously based upon our expectation of higher rates and potential outflows of international capital over the course of the next year.

   A more detailed description of our investment results and forward strategies is found in the portfolio manager reviews that follow.


Jean Hoysradt
Senior Vice President in Charge of the Investment Department
New York Life Insurance Company


 ................................................................................
* "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

MAINSTAY VP
CAPITAL APPRECIATION PORTFOLIO
[CHART]



                                Capital
                             Appreciation       S&P 500           CPI

            1/29/93........     10000.00        10000.00        10000.00
           12/31/93........     12054.00        11007.00        10275.00
           12/31/94........     11526.03        11148.99        10549.34
           12/31/95........     15650.05        15338.78        10785.65
           12/31/96........     18584.43        18857.50        11142.65



Capital Appreciation Portfolio
S&P 500
Consumer Price Index


$10,000 Invested in the MAINSTAY VP CAPITAL
APPRECIATION PORTFOLIO on 1/29/93 vs S&P 500 and the Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

** "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.

Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   18.75%
                  3 Years
                   15.52%
Since Inception 1/29/93
                   17.13%
 .........................

For the year ended December 31, 1996, the MainStay VP Capital Appreciation Portfolio had a return of 18.75%, substantially exceeding the return of 16.34% for the Lipper* average capital appreciation fund in their variable products universe and in line with the 19.81% return for the average Lipper growth fund in the universe. (The Fund is included in Lipper's capital appreciation universe but is managed more as a growth fund.) The still stronger S&P 500** registered a gain of 22.96% (with income). This performance gave the Portfolio a ranking of 19th out of 41 capital appreciation funds in the Lipper universe.

   We continued to pursue our objective of capital accumulation in this Portfolio by using a disciplined approach which focuses on seeking out companies with above average earnings growth, earnings acceleration and improving revenue growth, with a favorable relationship between the price earnings multiple of the stock and the earnings growth rate of the company. Our bottom up stock selection process seeks out growth catalysts which may include new management, new products, a change in competition or acquisitions/divestitures, each of which may contribute to strong, attractive fundamentals which are key to earnings growth and stock price appreciation.

   The backdrop of low inflation, low interest rates, and modest economic growth was favorable for growth stock investing, especially during the first nine months of the year. In the first half, the Portfolio enjoyed strong performance in many consumer cyclical stocks, such as Bed Bath & Beyond, Lowe's, and Home Depot, as home- related goods began to show signs of improvement. Also posting solid gains during the first half was our top consumer sector holding, HFS, which announced its acquisition of Avis, adding to its stable of famous brand names. The stronger consumer stocks during this period were Nike and Nine West Group. Financial stocks also outperformed in the first quarter, but then weakened in the second due to a strong employment report, the volatile bond market, and a credit quality scare.

   HMOs were out of favor for most of 1996, as investors shifted their focus away from the more defensive areas. There was considerable weakness in such bellwether names as United HealthCare, especially during the summer correction. Although this company preannounced disappointing second quarter earnings, we believed the sell off was overdone, and that the longer-term fundamentals remained favorable. Other areas of health care, by contrast, had much stronger performance, namely the medical device companies Medtronic and Guidant.

Edmund Spelman
Rudy Carryl
Eileen Cook
Robert Centrella
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
CAPITAL APPRECIATION PORTFOLIO CONT'D.

   As the market grappled with excess capacity, inventory adjustments, and weaker PC demand, only select technology stocks outperformed during the first half of 1996. Although commodity-oriented plays like Lam Research and Seagate Technology did not do well, Intel, Sun Microsystems, and Oracle finished the first half with notably strong performances.

   In the third quarter, after the July correction, the Portfolio followed up a good August with an especially robust September. Technology showed strength across the board with Intel leading the way, followed by other top performers such as 3Com, Cisco Systems, and Computer Associates International. Technology winners in the fourth quarter included Seagate Technology, Intel, Microsoft, 3Com and Sterling Commerce. But value investing came back into favor while growth stocks took a breather in the fourth quarter, and the technology sector gave back some of its gains. Meanwhile, Computer Associates and Electronic Data Systems announced lower than expected earnings forecasts.

   The financial sector, especially non-bank issues, was the strongest sector in the second half of 1996. Travelers Group, MGIC Investment, Green Tree Financial and SunAmerica posted solid gains. Consumer stocks were strong performers in the third quarter, but consumer cyclicals were the worst performing group in the fourth quarter. (Black and Decker, which preannounced an earnings shortfall, has subsequently been sold.) Retailers were especially weak. Selected stocks which added value during this difficult quarter included WorldCom, Tyco International, and Tidewater.

   Looking at the year as a whole, the stocks which had the greatest positive impact on the Portfolio included SunAmerica, Intel, 3Com, HFS, Abacan Resources, and Nike. Among the worst performers were United HealthCare, Humana (which we are eliminating), and Lam Research. Our best strategic decision (in the context of being a bottom up stock selector) was our overweighting in the financial sector and our emphasis on large capitalization, well-known companies such as Intel, Microsoft, and 3Com. Other strong contributors were WorldCom, Medtronic, and Guidant.

   As we enter 1997, we envision a decent year for growth equities. Our view assumes a continuation of modest economic growth but at an even slower pace will lend some support to stocks in general and growth equities in particular, where earnings will likely grow at a faster rate than corporate America as a whole.

MAINSTAY VP
CASH MANAGEMENT PORTFOLIO

The MainStay VP Cash Management Portfolio had a return of 4.95% for the twelve months ended December 31, 1996, exceeding the average Lipper* money market fund return of 4.81%, and ranking the Portfolio 57th out of 104 funds.

                  The objective of this Portfolio is to provide a level of income consistent with preservation of capital. During 1996, we managed this Portfolio using our conservative approach which kept the average days to maturity in a narrow range of 33 to 63 days, shifting at opportune times in order to maximize yield. The year was interesting in that the money market asset class outperformed all other domestic investment grade bond asset classes. We achieved competitive performance while maintaining our low risk profile.

   Looking ahead, we plan to stick to our conservative but innovative strategy, and we believe that we can continue to meet the objectives of our most conservative investors.

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share nor is the value of the Portfolio's shares insured or guaranteed by the U.S. Government.

Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
CONVERTIBLE PORTFOLIO

The MainStay VP Convertible Portfolio was launched on October 1, 1996. Our objective in the Convertible Portfolio is to provide the opportunity for participation in some of the upside potential of the underlying equity security while at the same time offering much of the downside protection afforded by the convertible bond with its income component, which helps to cushion the downside. Our approach uses convertible bonds as a means to attain exposure to the equity markets while emphasizing the protection of principal through holding in many cases the convertible bonds instead of the common stock. We emphasize convertible bonds with the best risk/reward profile, enhancing the timeliness of purchases with proprietary quantitative screening techniques. Moreover, we seek to control risk by diversifying among sectors and securities, and we rigorously adhere to a strict and proven sell discipline. Our focus on the equity markets provides an excellent gauge for the valuation of convertible bond securities.

   During the fourth quarter, the Portfolio's first quarter of operation, we retained large cash positions throughout most of the period as we adhered to our strict selection criteria. Specifically in the fourth quarter, we acquired Microsoft preferred, a new issue. Another example of a fourth quarter purchase which met our strict criteria was Host Marriott Financial Trust, which will benefit from the favorable supply demand dynamics in the luxury segment of the lodging industry. The Host Marriott Financial Trust convertible with a 6.75% yield will give us downside protection should the fundamentals deteriorate, and the 23% conversion premium should allow participation in 70% of the upside of the stock. Despite our significant cash position, there were several noteworthy performers during the quarter. Specifically, Loral Space Communications (a manufacturer of satellites spun-off from Loral), Cox Communications (a cable company), and Nabors Industries (a driller) provided a significant portion of these gains.

   Going forward, we continue to hold a significant stake in Loral, with additional holdings in Hollinger International (the newspaper publisher).

   Nevertheless, should 1997 prove to be a volatile year, we are conservatively positioned to offer downside protection as well as upside potential. Looking ahead, we are finding attractive opportunities in utilities (high dividends and low valuations) selected technology, and select foreign convertibles (which are dollar denominated, eliminating the currency risk).

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
GOVERNMENT PORTFOLIO

[CHART]



                                                  Lehman Bros
                                  Government      Gov't Index    CPI

               1/29/93........     10000.00         10000.00     10000.00
              12/31/93........     10563.00         10914.00     10275.00
              12/31/94........     10368.64         10546.20     10549.34
              12/31/95........     12102.28         12480.37     10785.65
              12/31/96........     12378.21         12826.08     11142.65


$10,000 Invested in the MAINSTAY VP GOVERNMENT
PORTFOLIO on 1/29/93 vs Lehman Brothers Government Index and the Consumer Price Index

Government
Portfolio

Lehman Brothers Government Index

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Lehman Brothers Government Index is an unmanaged index comprised of U.S. Government and agency issues as well as investment-grade fixed rate debt securities. Results assume the reinvestment of all incomes and capital gains distributions.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual
Total Return
as of 12/31/96
 .........................
                   1 Year
                    2.28%
                  3 Years
                    5.43%
Since Inception 1/29/93
                    5.59%
 .........................

The MainStay VP Government Portfolio had a 1996 calendar return of 2.28%, performing in line with the average government bond fund in the Lipper* variable products universe, which returned 2.30% over the same period, ranking our Portfolio 19th out of 33 funds. The Government Portfolio seeks to provide a high level of current income consistent with high quality and preservation of capital. Our approach focuses on identifying value among government and mortgage related sectors of the market, and making modest maturity adjustments taking into account the level and direction of interest rates, in order to take advantage of interest rate movements.

   1996 was yet another disappointing year for bondholders. Returns have been negative without the fourth quarter bond rally and overall returns did not earn the coupon and did not compete with the return on money market funds, much less the juicy returns offered by the stock market or by alternative asset classes (high yield, for example). Bond mutual funds languished. We remain of the firm opinion that investors should continue to build diversified portfolios, because when the business cycle turns, this asset class will once again return to favor, undoubtedly when it is least expected.

   During the first quarter, the Government Portfolio had a negative return as interest rates rose. But although it was challenging to add value through duration adjustments in this time period (a measure of weighted average maturity which measures the sensitivity of the portfolio to a move in interest rates), our security selection was an important component of return. In the volatile markets of February and March, liquidity was at a premium and that led to stronger returns for new Treasury issues. As the second quarter progressed, we sold our new Treasury issues and bought the older issues. With the backup in interest rates, mortgage securities under performed Treasuries and we used this opportunity to increase our exposure.

   In the second quarter, our slightly short of neutral duration, as well as our security selection in the Treasury and mortgage market, all added to our performance. Later in the quarter, we moved out the duration a bit longer than the market. In the mortgage market, we continued to add high yielding, high quality short-term mortgage assets. We began the third quarter overweighted in the mortgage sector, which, combined with agency guaranteed collateralized mortgage obligations, outperformed similar duration Treasuries and therefore contributed positively to performance. In the third quarter, the market's rebound in September helped to offset the rise in rates earlier in the quarter.

   Mortgage related securities added significant value during the year, because prepayments were tame, which had the effect of bidding prices higher, and making spreads less volatile. We concentrated on seasoned high coupon mortgages, which performed well.

   Looking ahead, we continue to believe that in the absence of any pronounced trend, the market will trade in a range of 6.5% to 7.5% for the long bond, and we will continue to manage the duration in a neutral range unless and until the economy heads more definitively toward strength or weakness, and with it, moves the bond market.

Ravi Akhoury
Edward Munshower
Christopher Harms
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
HIGH YIELD CORPORATE BOND PORTFOLIO

[CHART]



                         High Yield
                         Corp. Bond         CPI           S&P 500
    5/1/95.......         10000.00        10000.00        10000.00
  12/31/95.......         11006.00        10102.00        12179.00
  12/31/96.......         12894.63        10436.38        14972.86

$10,000 Invested in the MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO on 5/1/96 vs S&P 500 and the Consumer Price Index

High Yield Corporate Bond
Portfolio

S&P 500

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The average Lipper fund's performance for the Value, High Yield Corporate Bond and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

"Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   17.16%
Since Inception 5/1/95
                   16.44%
 .........................

The MainStay VP High Yield Corporate Bond Portfolio enjoyed strong performance during the year ended December 31, 1996, both in absolute and relative terms, with a return of 17.16%, substantially in excess of the return of 12.50% of the average high yield fund in the Lipper* variable products universe. This performance ranked the fund 3rd out of 42 funds, and placed it in the seventh percentile.

   Our objective in this Portfolio is to provide our investors with a high level of current income and secondarily, the opportunity for capital appreciation. Our highly disciplined investment process focuses on the upper tier, higher quality sectors of the below investment grade market, and seeks out companies with free cash flow, which allows a company to pay down its debt quickly, good asset coverage, and a solid competitive position, such as the monopolistic power of cable. This led us during the year to pick such winners as Park Communications, which is being acquired by General Media and whose debt has done well for the past year.

   Throughout the year, we maintained our belief that the market did not represent compelling relative value. Issuance at tight yield spreads over comparable maturity Treasuries occurred at a near record pace, and the market was driven by liquidity, as investors perceived the high yield market as "the only game in town." In anticipation of spreads tightening at some point and prices declining, we reduced the riskiness of the Portfolio from a credit standpoint during the year, and refused to violate our strict buy disciplines in order to reach for yield. This approach resulted in the accumulation of some cash reserves. Moreover, spreads did not widen during the year, but in fact tightened even further. Lower quality credits performed especially well. Despite all of this, the strength of our security selection was strong enough that we achieved extremely competitive performance, albeit with an especially low risk profile.

   More examples of strong performing issues during the year included Selmer, Steinway Musical Instrument (a clarinet and piano company) that went public with an IPO, Gateway 2000, Hosiery Corp. of America, Newflo (an industrial pump company), Trizec Finance, a real estate company that was taken over by Horsham, and Microcell Telecommunications, a cellular company.

   Looking ahead, in addition to maintaining our defensive posture with cash reserves, we are underweighted in autos, steels, and metals, and overweighted in casinos, international cable, and media. We plan to stick with our conservative strategy in 1997, and are confident that we can continue to meet the objectives of the Portfolio using our strict approach. Although we have been early in our defensive posture, the Portfolio is well positioned for the correction that is inevitable at some point.

Denis Laplaige
Steven Tananbaum
Thomas Hajdukiewicz
Matthew Philo
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
INTERNATIONAL EQUITY PORTFOLIO

[CHART]

                            International
                                Equity           CPI             EAFE
          5/1/95.......        10000.00        10000.00        10000.00
        12/31/95.......        10696.00        10102.00        10520.00
        12/31/96.......        11823.36        10436.38        11189.00

$10,000 Invested in the MAINSTAY VP
INTERNATIONAL EQUITY PORTFOLIO on 5/1/95 vs EAFE Index and the Consumer Price Index

International Equity
Portfolio

EAFE Index

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The average Lipper fund's performance for the Value, High Yield Corporate Bond and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

** Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East,

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.

Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   10.54%
Since Inception 5/1/95
                   10.55%
 .........................

The MainStay VP International Equity Portfolio had a return of 10.54% for the year ended December 31, 1996, lagging the Lipper* international equity average fund return of 14.54%. This ranked the Portfolio 46th out of 69 international equity funds in the Lipper universe. This performance, nevertheless, was superior to that of the Morgan Stanley Capital International EAFE Index** (Europe, Australia, Far East, which tracks the developed countries outside of the United States), which had a return of 6.36% for the year ended December 31, 1996.

   The objective of this Portfolio is to provide capital accumulation through a diversified portfolio of core holdings representing quality companies in developed countries around the world, with a particular emphasis on risk control and management of the currency risk.

   The principal reason for the performance shortfall was our exposure to Japan, which under performed most other markets last year, and actually had a negative return. We believed that the market represented an excellent opportunity at attractive valuation levels, but progress was slower than we had anticipated, and investors became more negative later in the year. We have since decided to reduce our exposure to Japan, believing that there are more attractive opportunities in Europe which will have quicker payoffs. Nevertheless, there were other components in the Portfolio which had strong performance during the year.

   In the first quarter, we benefited from our investments in Hong Kong and France. Also, the Portfolio's protection from expensive foreign currencies which declined against the U.S. dollar also contributed to performance. In the second quarter, the Portfolio enjoyed significant investments in the three top equity markets, Spain, Italy and Norway, which rallied on the back of declining inflation and falling interest rates. Our currency strategy continued to work well. Only our lack of emerging market exposure was a negative, as Latin America was a strong performer.

Shigemi Takagi
Portfolio Manager
MacKay-Shields
Financial Corporation

MAINSTAY VP
INTERNATIONAL EQUITY PORTFOLIO CONT'D.

   In the third quarter, we continued to do well in Hong Kong, but were hurt by our position in Japan. Finally, during the fourth quarter, especially in December, Japan under performed as investors seemed to throw in the towel, giving up all hope of any recovery of the economy.

The Portfolio benefited during the quarter by being invested in many of the better performing markets, especially in continental Europe where many of the countries are beginning to emerge from deep recessions. For example, the Portfolio was invested in Spain (24% gain in local currency terms for the quarter), which is heavy in utilities and banks, which responded well to lower interest rates. Rising oil prices were a major positive for the Portfolio's investments in Norway (15% gain in local return) and the Netherlands (12.7% gain in local return), which are markets influenced by the energy industry. The Portfolio's protection of foreign currency gains added to performance as the Japanese Yen fell another 2.0% against the U.S. dollar. Unfortunately, our investment in Japan (-7.8% in local currency terms) hurt the Portfolio.

   Although we have not given up hope for recovery in Japan and are of the opinion that the sell off has been clearly overdone, we do believe that the turnaround may take longer than we had originally anticipated, and that European markets may offer better opportunities. In the first quarter of 1997, we are anticipating rising European equity markets due to continued low interest rates and especially due to corporate restructuring. We have already begun to scale back on our Japan exposure, and will take further steps to redeploy some of the Portfolio's assets into more attractive opportunities in Europe. Within other parts of Asia, we expect markets which are leveraged suppliers to world economic growth to do well in 1997. The Portfolio will continue to maintain a pro-active currency defense stance, as we believe that economic growth and the interest rate differential between the U.S. and the rest of the G7 countries continue to favor the U.S. dollar.

MAINSTAY VP
TOTAL RETURN PORTFOLIO

[CHART]

                             Total
                             Return           S&P 500          CPI


    1/29/93.......           10000.00         10000.00        10000.00
   12/31/93.......           11504.00         11007.00        10275.00
   12/31/94.......           11044.99         11148.99        10549.34
   12/31/95.......           14174.04         15338.78        10785.65
   12/31/96.......           15886.26         18857.50        11142.65

$10,000 Invested in the MAINSTAY VP TOTAL RETURN PORTFOLIO on 1/29/93 vs S&P 500 and the Consumer Price Index

Total Return
Portfolio

S&P 500

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

"Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual
Total Return
as of 12/31/96
 .........................
                   1 Year
                   12.08%
                  3 Years
                   11.36%
Since Inception 1/29/93
                   12.53%
 .........................

The MainStay VP Total Return Portfolio had a return of 12.08% for calendar year 1996, exceeding the 11.35% return of the average balanced fund in the Lipper* variable products universe. This ranked the Portfolio 15th out of 32 funds.

   The Portfolio seeks to provide a combination of capital accumulation and income oriented toward capital preservation by balancing growth stocks and investment grade bonds. The equity component provides the engine, whereas the bond portion provides the anchor.

   During the first quarter, the equity component of the Portfolio benefited from the long awaited improving fundamentals of selected consumer cyclicals. Health care stocks modestly outperformed the market. Financials outperformed, despite the rise in interest rates. Technology stocks underperformed, and we maintained our focus on software, networking, and database management companies. In the bond component, we increased our exposure to mortgages and added value through our emphasis on the bank/finance sector in the corporate bond area.

   In the second quarter, the equity portion of the Portfolio was adversely affected by weakness in health care stocks, especially HMOs, financials, and technology stocks. There were some notable exceptions, including Intel, Sun Microsystems, and Oracle. Consumer stocks remained our best performing sector, led by our top holding, HFS. Other solid gainers included Nike, Mirage Resorts, CUC International, and Nine West Group. In the bond portion of the Portfolio, Yankee Bonds were a strong performing group as investors began to take note of this under-followed sector.

   After the July correction, the Total Return Portfolio followed up a good August showing with very strong performance in September. We benefited from solid across-the-board gains in each of our four major sectors during the third quarter-- technology, consumer, health care, and financials. Technology led September's surge with strength in 3Com, which reported better than expected earnings, and Intel. Other strong performers included Cisco Systems, Electronic Data Systems, and Computer Associates International. The bond portfolio continued to benefit from sector and security selection.

   Finally, in the fourth quarter, as value investing emerged as the newly favored active approach, growth was relegated to waiting in the wings, and the equity portion of this Portfolio had to take a breather. In October, only financials outperformed, while consumer cyclicals and health care witnessed declines. Technology was mixed. November also brought mixed performance. December was especially challenging, as only financial and energy stocks acquitted themselves while all other growth sectors under performed. The worst performing group was consumer cyclicals. The fixed income portion of the Portfolio, meanwhile, was a positive contributor to performance during the quarter as interest rates declined and security and sector selection continued to provide favorable results. Throughout the year, our moderate approach to asset allocation added value to the total Portfolio without exposing it to undue risk. At year-end, the Portfolio was invested approximately 58% in stocks, 40% in bonds, and 2% in cash.

   Looking ahead, we believe that a backdrop of continued low inflation and moderate economic growth can provide a favorable environment for balanced fund investing through the use of growth stocks and high quality investment grade bonds.

Ravi Akhoury
Rudy Carryl
Edmund Spelman
Eileen Cook
Christopher Harms
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
VALUE PORTFOLIO

[CHART]

                             Value
                           Portfolio        S&P 500        CPI
    5/1/95.......           10000.00            10000.00        10000.00
  12/31/95.......           11676.00            12179.00        12102.00
  12/31/96.......           14387.17            14972.86        10436.38

$10,000 Invested in the MAINSTAY VP VALUE PORTFOLIO on 5/1/95 vs S&P 500 and the Consumer Price Index

Value Portfolio

S&P 500

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. The average Lipper fund's performance for the Value, High Yield Corporate Bond and International Equity Portfolios are not available from 5/1/95, but rather from 5/31/95 through 12/31/95.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

** "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   23.22%
Since Inception 5/1/95
                   24.33%
 .........................

The MainStay VP Value Portfolio achieved a strong return both in absolute and relative terms of 23.22% for the twelve months ended December 31, 1996, which exceeded both the Lipper* average growth and income return of 19.97% in their variable products universe, and also the S&P 500** return of 22.96%. The Portfolio ranked 21st out of 82 funds in the Lipper universe, which placed it in the twenty-sixth percentile.

   Our value approach to investing seeks the lowest priced stocks based upon the relationship between the price of the stock and the earnings of the company. We then identify cash generating companies, eliminate financially weak companies, and identify catalysts which may cause the price of the stock to appreciate, including a positive earnings trend, stock buy backs by the company, inside ownership by officers or employees of the company, a dividend yield higher than that of the broad market, and restructuring within the company. It is our goal to manage the Portfolio for capital accumulation but at the same time to manage downside volatility.

   For the first nine months of 1996, the value style of investing was profitable, but did not advance as far generally as growth portfolios or the broad market as measured by the S&P 500. The fourth quarter marked an important inflection point at which the value style of investing began to be recognized and highly rewarded by the market, and the year ended on an especially strong note for our Value Portfolio.

   During the first half of 1996, sectors traded places as to which would outperform, as interest rates rose and the economy's growth seemed to accelerate. During the first quarter, financials, consumer non-durables, utilities, and health care underperformed, while economically sensitive issues, such as chemicals, retail, and consumer cyclicals started to outperform during the quarter. As the second quarter unfolded, the stock market experienced a rotational correction as the battle of economic acceleration versus inventory corrections/slowdown took place. This led to a correction in financials, consumer non- durables, and economically sensitive issues. However, strong performance was exhibited by the tobacco stocks and retail stocks. The capital goods/technology sector posted mixed results.

   During the correction which occurred in the third quarter, the Value Portfolio outperformed the average Lipper growth and income fund and the S&P 500 on the downside, specifically in the month of July. The Portfolio also enjoyed a robust August, but in September, slow growth prospects impacted the economically sensitive sectors most of all, including commodity chemicals (Lyondell Petrochemical, Georgia Gulf), retailing, and auto related stocks, all of which lagged the broad averages. Another round of negative publicity also hurt tobacco stocks. Nevertheless, we had our share of strong performers, including financial and consumer non-durable stocks, such as Boatmen's Bancshares, PNC Bank, Fruit of The Loom Class A, and Kroger. Humana and FHP International were strong performers. Capital goods also were a plus, namely IBM and Gateway 2000. Finally, the beginning of the battle between Norfolk Southern and CSX for Conrail started to take place during the third quarter, which was positive for the Portfolio.

                                                 (Report Continued on pg. 20)

Denis Laplaige
Jeffrey Simon
Matthew Shefler
Judy Secunda
Mark Spellman
Michael Sheridan
Portfolio Managers
MacKay-Shields
Financial Corporation

MAINSTAY VP
VALUE PORTFOLIO CONT'D.

The fourth quarter was truly ebullient for the Portfolio, as utilities, HMO's, energy related stocks, consumer non- durables, and tobacco stocks made substantial gains. The utilities were led by Long Island Lighting and Niagara Mohawk Power, as a consolidation theme unfolded. Improved perceptions gave a boost to WellPoint Health Networks and Aetna in the HMO arena. Energy stocks were led by Parker & Parsley Petroleum. A diverse group of consumer non-durable stocks were led by Reebok International, Fruit of The Loom, and American Brands. Finally, the tobacco stocks experienced strong results with Philip Morris and RJR Nabisco Holdings leading the way. Areas of relative weakness included basic materials and retailers. Continuing the free cash flow/acquisition theme, Long Island Lighting announced a merger with Brooklyn Union for an approximate $3.0 billion stock swap. Also, Conrail received upward bid revisions from CSX and Norfolk Southern.

   Looking ahead, we expect a continuation of moderately positive economic trends in the upcoming year. Basic materials and consumer cyclical stocks continue to be the ones identified by our process as sectors we believe are best positioned for earnings improvement over the next twelve months. Slower corporate earnings growth and concerns over potentially rising inflation remain possible culprits of risk to the stock market. We believe our value process will prove its worth in these more volatile times as we enter the first year of a new Presidential cycle, historically a difficult period for stock prices.

MAINSTAY VP
BOND PORTFOLIO

[CHART]

                              Bond
                            Portfolio     Merrill        CPI

           1/23/84 .......   10000.00     10000.00     10000.00
          12/31/84 .......   11028.00     11422.00     10365.00
          12/31/85 .......   13370.35     13583.04     10758.87
          12/31/86 .......   15532.33     15706.07     10877.22
          12/31/87 .......   17636.96     16035.90     11359.08
          12/31/88 .......   17390.05     17273.87     11861.15
          12/31/89 .......   19396.86     19714.67     12412.69
          12/31/90 .......   20948.61     21388.44     13171.11
          12/31/91 .......   24390.46     24787.07     13574.14
          12/31/92 .......   26373.41     26690.71     13967.79
          12/31/93 .......   29379.97     29642.71     14351.91
          12/31/94 .......   28383.99     28673.39     14735.11
          12/31/95 .......   33581.10     34138.54     15065.17
          12/31/96 .......   34269.52     35131.97     15563.83


$10,000 Invested in the MAINSTAY VP BOND PORTFOLIO on 1/23/84 vs Merrill Lynch Corporate Government Master Index and the Consumer Price Index

Bond Portfolio

Merrill Lynch Corporate Government Master  Index

Consumer Price Index


The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.

Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                    2.05%
                  3 Years
                    5.26%
                  5 Years
                    7.03%
                 10 Years
                    8.23%
  Since Inception 1/23/84
                    9.98%
 .........................

For the twelve months ended December 31, 1996, the Bond Portfolio registered a return of 2.05%.

   1996 proved to be a very difficult year for bond market investors after 1995's stellar performance. The ten year U.S. Treasury yield rose by 114 basis points by mid-year, and ended the year 85 basis points higher after a rally in the fourth quarter.

   We began 1996 with many positive expectations priced into the fixed income market. Investors expected moderate economic growth, an accommodating Federal Reserve Bank and progress toward a balanced budget in Washington, DC. During the course of the year this positive sentiment reversed itself as employment growth fueled concerns of a stronger economy and a restrictive Federal Reserve Bank. The lack of progress in budget negotiations early in the year and a warning to the financial markets by Fed Chairman Greenspan late in the year put added pressure on the market.

   During the course of the year the Bond Portfolio's performance was restricted by weightings along the yield curve, especially an overweighting in more current long duration U.S. Treasuries which underperformed.

   Looking ahead, we expect to see stronger economic growth by the spring of 1997. We will adjust the Portfolio accordingly, seeking to outperform the market.

Albert R. Corapi, Jr.
Portfolio Manager
New York Life
Insurance Company

MAINSTAY VP
GROWTH EQUITY PORTFOLIO

[CHART]

                             Growth
                             Equity         S&P 500          CPI


           1/23/84 .......   10000.00       10000.00        10000.00
          12/31/84 .......    9824.00       10755.00        10365.00
          12/31/85 .......   12162.11       14199.83        10758.87
          12/31/86 .......   12648.60       16833.89        10877.22
          12/31/87 .......   13035.64       17712.62        11359.08
          12/31/88 .......   14791.54       20691.89        11861.15
          12/31/89 .......   18632.91       27216.04        12421.69
          12/31/90 .......   17535.43       26350.57        13171.11
          12/31/91 .......   23472.93       34405.94        13574.14
          12/31/92 .......   26423.47       37051.75        13967.79
          12/31/93 .......   30046.13       40753.22        14351.91
          12/31/94 .......   30406.69       41278.94        14735.11
          12/31/95 .......   39273.28       56791.51        15065.17
          12/31/96 .......   48895.23       69829.55        15563.83


$10,000 Invested in the MAINSTAY VP GROWTH EQUITY
PORTFOLIO on 1/23/84 vs S&P 500
and the Consumer Price Index

Growth Equity
Portfolio

S&P 500

Consumer Price Index

* Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

** "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   24.50%
                  3 Years
                   17.62%
                  5 Years
                   15.81%
                 10 Years
                   14.48%
  Since Inception 1/23/84
                   13.04%
 .........................

The Growth Equity Portfolio registered a superb return of 24.5% for the twelve months ended December 31, 1996, far exceeding the Lipper Growth Fund Average return of 19.81%* and the S&P 500** return of 22.96%. This marks the fourth time in the last five years that the Growth Equity Portfolio has outperformed its peers in the Lipper Growth Fund Average.

   Our returns benefitted from exceptional sector selection combined with strategic stock selection in 1996. First half performance was supported by our overweighted position in consumer cyclicals such as Price/Costco, Inc. and Federated Department Stores, Inc. in the retail industry and Marriott International, Inc. and ITT Corp. in the lodging industry. Second half performance was led primarily by the energy and financial sectors. Financial issues such as Chase Manhattan Corp., Allstate Corp. and Republic New York Corp. appreciated in excess of the market as interest rates began to fall. Energy stocks such as Halliburton Co., Schlumberger Ltd., and Smith International, Inc. also provided excellent returns as energy prices increased throughout the second half of the year. In addition, our timely positioning into and out of smaller capitalization issues such as Computer Horizons Corp. in the second quarter enhanced performance.

   A key factor in the equity market's strong 1996 performance has been the low rate of inflation in the economy which has enabled interest rates to remain favorable and in turn enhance equity valuations. Another factor which supported stocks in 1996 was the continuation of corporate earnings growth. Record levels of equity mutual fund inflows and the large volume of mergers and acquisition activity combined to create a powerful supply/demand environment for stocks.

   As we approach 1997, our outlook on the market remains positive, primarily due to our expectation that continued low inflation will yield a favorable interest rate environment. Our main concern is decelerating corporate earnings growth as we enter the seventh year of the current business expansion. In particular, we see an over extended consumer starting to constrain his spending and rebuild his balance sheet as evidenced by the recent decrease in consumer spending figures. Consequently, we believe that outperformance in the coming year will be highly dependent upon strategic stock selection.

   Our strategy for the year ahead entails focusing on sectors in which earnings growth should remain strong, which includes financials, energy, health care and selective technology issues. We intend to underweight the more cyclical areas of the market such as basic materials and consumer cyclicals.

   We will continue to employ our successful strategy of investing in quality growth stocks which sell at reasonable valuations. Within these parameters, we are always searching for companies with underappreciated assets which should provide a catalyst for earnings growth in the future.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life
Insurance Company

MAINSTAY VP
INDEXED EQUITY PORTFOLIO

[CHART]

                             Index
                             Equity
                            Portfolio    S&P 500         CPI


           1/23/93 .......   10000.00     10000.00      10000.00
          12/31/93 .......   10853.00     11008.00      10275.00
          12/31/94 .......   10935.48     11148.99      10549.34
          12/31/95 .......   14969.58     15338.78      10785.65
          12/31/96 .......   18325.76     18857.50      11142.65


$10,000 Invested in the MAINSTAY VP INDEXED EQUITY PORTFOLIO on 1/29/93 vs S&P 500 and the Consumer Price Index

Indexed Equity
Portfolio

S&P 500

Consumer Price Index

* "Standard and Poor's Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard and Pooris Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by not affiliated with Standard & Poor's Corporation. The S&P is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

** Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to page 5 for returns reflective of these charges.


Average Annual Total
Return as of 12/31/96
 .........................
                   1 Year
                   22.42%
                  3 Years
                   19.08%
  Since Inception 1/29/93
                   16.71%
 .........................

1996 was another stellar year for stocks. Large stocks in particular performed quite well. This is good news for Indexed Equity Portfolio Investors. The Portfolio's benchmark -- the Standard and Poor's 500 stock index* -- was one of the best performing broad market measures in 1996. Funds like the Indexed Equity Portfolio that are tied to the performance of this index posted significantly higher returns than the majority of active stock fund managers for the third year in a row.

   The stocks of larger companies earned spectacular returns this year in an investment environment characterized by strong earnings and low inflation. One market measure that represents particularly large, blue- chip companies is the oft-quoted Dow Jones Industrial Index. The DJIA left other market measures trailing with a remarkable 28.91% gain. The S&P 500 Index* is considerably more diversified than the Dow, but it too has a greater representation of larger capitalization companies than most other market measures-and most other mutual funds. Most mutual funds contain a mix of larger, mid-size, and small-company stocks. This is a major reason that, as a whole, they underperformed S&P 500 index* funds, including Indexed Equity.

   Another reason the Portfolio outperformed the majority of stock mutual funds is that it had very little cash exposure. Most mutual fund managers keep a portion of their fund's net assets devoted to cash in order to meet redemption requests or to be able to respond quickly to new investment opportunities. Because the objective of the Portfolio is to mirror the performance of the S&P 500 index* - which contains no cash - it was essential to participate in the bull market in 1996. Of course, in a bear market, this means the Portfolio will participate fully in market losses as well.

   For the year, the Indexed Equity Portfolio tracked its benchmark with a 22.42% gain. This compares to the 22.54% gain earned by its peer group, the Lipper S&P 500 index fund category. The returns on these funds far exceed the 17.72% return on the Lipper** average diversified U.S. stock fund in 1996. The indexes have prevailed over longer periods as well. The average annualized return on the Lipper**average U.S. stock fund over the last five years is 13.07% as compared to a 14.71% return on the Lipper average S&P 500 index fund. Over the last ten years, the numbers are 12.82% and 14.71%, respectively.

James Mehling
Holly Vinchesi
Portfolio Managers
Monitor Capital
Advisors, Inc.

MAINSTAY VP SERIES FUND, INC.

Officers and Directors

RICHARD M. KERNAN, JR.
Chairman, Chief Executive Officer
and Director

ANNE F. POLLACK
President, Chief Administrative Officer
and Director

MICHAEL J. DRABB
Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

ANTHONY W. POLIS
Treasurer

A. THOMAS SMITH III
Secretary

MARC J. CHALFIN
Controller

INVESTMENT ADVISERS

MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.
New York Life Insurance Company


ADMINISTRATOR

New York Life Insurance and Annuity Corporation


CUSTODIANS

The Bank of New York
The Chase Manhattan Bank, N.A.
(formerly Chemical Bank)


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP


LEGAL COUNSEL

Jorden Burt Berenson & Johnson LLP

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

                                     MAINSTAY VP         MAINSTAY VP
                                       CAPITAL               CASH            MAINSTAY VP
                                     APPRECIATION         MANAGEMENT         CONVERTIBLE
                                    ------------------------------------------------------
ASSETS:
  Investment at net asset
    value (Identified Cost:
    $88,898,113; $34,862,927;
    $12,718,635; $9,406,648;
    $81,183,175; $8,238,059;
    $61,939,654; $42,200,894;
    $13,158,639, respectively)....  $ 97,022,945        $ 34,862,901        $ 12,976,783

LIABILITIES:
  Liability for mortality and
    expense risk charges..........       305,195             108,803              39,567
                                    ------------        ------------        ------------
      Total equity................  $ 96,717,750        $ 34,754,098        $ 12,937,216
                                    ============        ============        ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation
      units outstanding:
      6,949,364; 32,708,991;
      249,710; 855,087; 6,539,273;
      692,262; 5,154,404;
      3,377,264; 1,192,662,
      respectively.............     $ 96,717,750        $ 34,754,098        $  2,585,046
  Equity of New York Life
    Insurance and Annuity
    Corporation:
    Variable accumulation
      units outstanding
      for the Convertible
      Investment
      Division: 1,000,000......               --                  --          10,352,170
                                    ------------        ------------        ------------
      Total equity.............     $ 96,717,750        $ 34,754,098        $ 12,937,216
                                    ============        ============        ============
    Variable accumulation
      unit value...............     $      13.92        $       1.06        $      10.35
                                    ============        ============        ============

                                                                               ALGER
                                    MAINSTAY VP         MAINSTAY VP           AMERICAN
                                       GROWTH             INDEXED              SMALL
                                       EQUITY              EQUITY          CAPITALIZATION
                                   ------------------------------------------------------
ASSETS:
  Investment at net asset value
    (Identified Cost:
    $33,129,480; $56,034,169;
    $1,199,953;  $1,550,034;
    $2,523,704;  $1,562,623;
    $1,287,386;  $2,764,977;
    $792,164, respectively)......  $ 32,001,863        $ 60,653,499        $  1,197,453

LIABILITIES:
  Liability for mortality and
    expense risk charges.........        98,411             186,484               1,356
                                   ------------        ------------        ------------
      Total equity...............  $ 31,903,452        $ 60,467,015        $  1,196,097
                                   ============        ============        ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation
      units outstanding:
      2,276,392; 4,327,291;
      125,006; 122,592;
      240,533; 149,389;
      125,480; 269,333;
      80,108, respectively.......  $ 31,903,452        $ 60,467,015        $  1,196,097
                                   ============        ============        ============
    Variable accumulation
      unit value.................  $      14.01        $      13.97        $       9.57
                                   ============        ============        ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

                                                MAINSTAY VP    MAINSTAY VP     MAINSTAY VP
                                  MAINSTAY VP   HIGH YIELD    INTERNATIONAL       TOTAL         MAINSTAY VP     MAINSTAY VP
                                  GOVERNMENT   CORPORATE BOND    EQUITY          RETURN           VALUE            BOND
------------------------------------------------------------------------------------------------------------------------------------







                                 $  9,142,457  $ 82,084,889   $  8,249,664     $ 64,901,856    $ 46,605,230    $ 12,727,023



                                       29,443       242,519         27,294          210,212         146,702          41,442
                                 ------------  ------------   ------------     ------------    ------------    ------------
                                 $  9,113,014  $ 81,842,370   $  8,222,370     $ 64,691,644    $ 46,458,528    $ 12,685,581
                                 ============  ============   ============     ============    ============    ============








                                 $  9,113,014  $ 81,842,370   $  8,222,370     $ 64,691,644    $ 46,458,528    $ 12,685,581







                                           --            --             --               --              --              --
                                 ------------  ------------   ------------     ------------    ------------    ------------
                                 $  9,113,014  $ 81,842,370   $  8,222,370     $ 64,691,644    $ 46,458,528    $ 12,685,581
                                 ============  ============   ============     ============    ============    ============

                                 $      10.66  $      12.52   $      11.88     $      12.55    $      13.76    $      10.64
                                 ============  ============   ============     ============    ============    ============

                                                                                                      JANUS          MORGAN STANLEY
                                    CALVERT          FIDELITY       FIDELITY          JANUS           ASPEN              EMERGING
                                    SOCIALLY         VIP II:          VIP:            ASPEN         WORLDWIDE            MARKETS
                                  RESPONSIBLE       CONTRAFUND     EQUITY-INCOME     BALANCED        GROWTH              EQUITY
------------------------------------------------------------------------------------------------------------------------------------








                                   $  1,532,401    $  2,559,897    $  1,562,256     $  1,285,853     $  2,792,790     $    801,791



                                          4,653           3,158           1,503            1,465            2,761              758
                                   ------------    ------------    ------------     ------------     ------------     ------------
                                   $  1,527,748    $  2,556,739    $  1,560,753     $  1,284,388     $  2,790,029     $    801,033
                                   ============    ============    ============     ============     ============     ============








                                   $  1,527,748    $  2,556,739    $  1,560,753     $  1,284,388     $  2,790,029     $    801,033
                                   ============    ============    ============     ============     ============     ============

                                          12.46    $      10.63    $      10.45     $      10.24     $      10.36     $      10.00
                                   ============    ============    ============     ============     ============     ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

                                                            MAINSTAY VP           MAINSTAY VP
                                                              CAPITAL                CASH               MAINSTAY VP
                                                           APPRECIATION           MANAGEMENT          CONVERTIBLE(a)
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $      61,695         $   1,135,615         $     130,516
  Mortality and expense risk charges..................          (726,083)             (324,977)              (38,962)
                                                            ------------          ------------          ------------
      Net investment income (loss)....................          (664,388)              810,638                91,554
                                                            ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................           486,600            85,254,960                 2,902
  Cost of investments sold............................          (404,467)          (85,255,180)               (2,851)
                                                            ------------          ------------          ------------
      Net realized gain (loss) on investments.........            82,133                  (220)                   51
  Realized gain distribution received.................                --                    --                22,531
  Change in unrealized appreciation (depreciation) on
    investments.......................................         7,874,228                   (27)              258,148
                                                            ------------          ------------          ------------
      Net gain (loss) on investments..................         7,956,361                  (247)              280,730
                                                            ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation
    retained by Separate Account......................            (8,631)                 (270)                 (606)
                                                            ------------          ------------          ------------
      Net increase in total equity resulting from
        operations....................................     $   7,283,342         $     810,121         $     371,678
                                                            ============          ============          ============

                                                                                                           ALGER
                                                            MAINSTAY VP           MAINSTAY VP            AMERICAN
                                                              GROWTH                INDEXED                SMALL
                                                              EQUITY                EQUITY           CAPITALIZATION(a)
                                                         ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................     $     269,488         $     855,543         $          --
  Mortality and expense risk charges..................          (213,996)             (393,614)               (1,352)
                                                            ------------          ------------          ------------
      Net investment income (loss)....................            55,492               461,929                (1,352)
                                                            ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................           217,409               238,777                13,078
  Cost of investments sold............................          (215,047)             (204,934)              (13,381)
                                                            ------------          ------------          ------------
      Net realized gain (loss) on investments.........             2,362                33,843                  (303)
  Realized gain distribution received.................         3,899,589               660,493                    --
  Change in unrealized appreciation (depreciation) on
    investments.......................................          (956,785)            4,658,706                (2,501)
                                                            ------------          ------------          ------------
      Net gain (loss) on investments..................         2,945,166             5,353,042                (2,804)
                                                            ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation retained by
    Separate Account..................................            (5,191)              (10,453)                   (4)
                                                            ------------          ------------          ------------
      Net increase (decrease) in total equity
        resulting from operations.....................     $   2,995,467         $   5,804,518         $      (4,160)
                                                            ============          ============          ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT


                                                                                     MAINSTAY VP           MAINSTAY VP
                                                               MAINSTAY VP           HIGH YIELD           INTERNATIONAL
                                                               GOVERNMENT          CORPORATE BOND            EQUITY
                                                           ------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................        $     573,541         $   3,859,992         $     400,989
  Mortality and expense risk charges..................              (83,465)             (537,942)              (62,230)
                                                               ------------          ------------          ------------
      Net investment income (loss)....................              490,076             3,322,050               338,759
                                                               ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................            1,484,822               483,940               574,596
  Cost of investments sold............................           (1,589,511)             (439,697)             (543,310)
                                                               ------------          ------------          ------------
      Net realized gain (loss) on investments.........             (104,689)               44,243                31,286
  Realized gain distribution received.................                   --             1,045,061                10,677
  Change in unrealized appreciation (depreciation) on
    investments.......................................             (177,770)            1,034,049                10,409
                                                               ------------          ------------          ------------
      Net gain (loss) on investments..................             (282,459)            2,123,353                52,372
                                                               ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation
    retained by Separate Account......................                 (704)              (11,968)               (1,301)
                                                               ------------          ------------          ------------
      Net increase in total equity resulting from             $     206,913         $   5,433,435         $     389,830
        operations....................................         ============          ============          ============



                                                                  MAINSTAY VP
                                                                     TOTAL              MAINSTAY VP           MAINSTAY VP
                                                                    RETURN                 VALUE                 BOND
                                                              ------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................           $   1,305,132         $     546,333         $     812,105
  Mortality and expense risk charges..................                (508,367)             (332,109)             (104,468)
                                                                  ------------          ------------          ------------
      Net investment income (loss)....................                 796,765               214,224               707,637
                                                                  ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................                 893,046               469,189               748,147
  Cost of investments sold............................                (825,383)             (407,132)             (770,277)
                                                                  ------------          ------------          ------------
      Net realized gain (loss) on investments.........                  67,663                62,057               (22,130)
  Realized gain distribution received.................                      --               621,260                    --
  Change in unrealized appreciation (depreciation) on
    investments.......................................               2,963,990             4,267,746              (368,463)
                                                                  ------------          ------------          ------------
      Net gain (loss) on investments..................               3,031,653             4,951,063              (390,593)
                                                                  ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation
    retained by Separate Account......................                  (5,906)               (9,279)                 (916)
                                                                  ------------          ------------          ------------
      Net increase in total equity resulting from                $   3,822,512         $   5,156,008         $     316,128
        operations....................................            ============          ============          ============




                                                                       CALVERT              FIDELITY              FIDELITY
                                                                      SOCIALLY               VIP II:                VIP:
                                                                     RESPONSIBLE          CONTRAFUND(a)       EQUITY-INCOME(a)
                                                              ----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................          $      32,894         $          --         $          --
  Mortality and expense risk charges..................                (10,575)               (3,115)               (1,504)
                                                                 ------------          ------------          ------------
      Net investment income (loss)....................                 22,319                (3,115)               (1,504)
                                                                 ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................                108,666                    --                    --
  Cost of investments sold............................               (106,016)                   --                    --
                                                                 ------------          ------------          ------------
      Net realized gain (loss) on investments.........                  2,650                    --                    --
  Realized gain distribution received.................                 81,014                    --                    --
  Change in unrealized appreciation (depreciation) on
    investments.......................................                 (7,934)               36,193                  (367)
                                                                 ------------          ------------          ------------
      Net gain (loss) on investments..................                 75,730                36,193                  (367)
                                                                 ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation retained by
    Separate Account..................................                   (184)                  (43)                   --
                                                                 ------------          ------------          ------------
      Net increase (decrease) in total equity                   $      97,865         $      33,035         $      (1,871)
        resulting from operations.....................           ============          ============          ============



                                                                                                  JANUS            MORGAN STANLEY
                                                                            JANUS                 ASPEN               EMERGING
                                                                            ASPEN               WORLDWIDE              MARKETS
                                                                         BALANCED(a)            GROWTH(a)             EQUITY(a)
                                                                -----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.....................................            $      12,075         $      12,376         $       1,324
  Mortality and expense risk charges..................                   (1,422)               (2,724)                 (750)
                                                                   ------------          ------------          ------------
      Net investment income (loss)....................                   10,653                 9,652                   574
                                                                   ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...................                   19,610                 2,120                18,001
  Cost of investments sold............................                  (19,573)               (2,122)              (18,173)
                                                                   ------------          ------------          ------------
      Net realized gain (loss) on investments.........                       37                    (2)                 (172)
  Realized gain distribution received.................                       --                    --                    --
  Change in unrealized appreciation (depreciation) on
    investments.......................................                   (1,534)               27,813                 9,627
                                                                   ------------          ------------          ------------
      Net gain (loss) on investments..................                   (1,497)               27,811                 9,455
                                                                   ------------          ------------          ------------
  Decrease attributable to funds of New York Life
    Insurance and Annuity Corporation retained by
    Separate Account..................................                      (43)                  (37)                   (7)
                                                                   ------------          ------------          ------------
      Net increase (decrease) in total equity                     $       9,113         $      37,426         $      10,022
        resulting from operations.....................             ============          ============          ============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the year ended December 31, 1996 and the period
May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                               MAINSTAY VP                           MAINSTAY VP
                                                          CAPITAL APPRECIATION                     CASH MANAGEMENT
                                                     -------------------------------       -------------------------------
                                                         1996               1995               1996               1995
                                                     ---------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................   $   (664,388)      $     17,730       $    810,638       $     86,036
    Net realized gain (loss) on investments.......         82,133             27,997               (220)               (60)
    Realized gain distribution received...........             --                 --                 --                 --
    Change in unrealized appreciation
      (depreciation) on investments...............      7,874,228            250,604                (27)                --
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account................         (8,631)              (466)              (270)              (176)
                                                     ------------       ------------       ------------       ------------
      Net increase in total equity resulting from
        operations................................      7,283,342            295,865            810,121             85,800
                                                     ------------       ------------       ------------       ------------
  Contributions and withdrawals:
    Equity contributions by New York Life
      Insurance and Annuity Corporation...........             --                 --                 --                 --
    Policyowners' premium payments................      6,695,280            613,994        350,217,192         52,879,690
    Policyowners' surrenders......................       (876,617)           (19,258)          (311,835)                 3
    Policyowners' annuity and death benefits......       (174,699)                --            (89,119)                --
    Net transfers from (to) Fixed Account.........        320,781             33,040         (2,160,711)           (40,722)
    Transfers between Investment Divisions........     72,162,586         10,383,436       (327,243,653)       (39,392,668)
                                                     ------------       ------------       ------------       ------------
      Net contributions and withdrawals...........     78,127,331         11,011,212         20,411,874         13,446,303
                                                     ------------       ------------       ------------       ------------
        Increase in total equity..................     85,410,673         11,307,077         21,221,995         13,532,103
TOTAL EQUITY:
    Beginning of period...........................     11,307,077                 --         13,532,103                 --
                                                     ------------       ------------       ------------       ------------
    End of period.................................   $ 96,717,750       $ 11,307,077       $ 34,754,098       $ 13,532,103
                                                     ============       ============       ============       ============

                                                               MAINSTAY VP                           MAINSTAY VP
                                                              TOTAL RETURN                              VALUE
                                                     -------------------------------       -------------------------------
                                                         1996               1995               1996               1995
                                                     ---------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................   $    796,765       $    159,502       $    214,224       $     28,244
    Net realized gain (loss) on investments.......         67,663              6,015             62,057              9,613
    Realized gain distribution received...........             --                 --            621,260                 --
    Change in unrealized appreciation
      (depreciation) on investments...............      2,963,990             (1,789)         4,267,746            136,591
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account................         (5,906)              (266)            (9,279)              (292)
                                                     ------------       ------------       ------------       ------------
      Net increase (decrease) in total equity
        resulting from operations.................      3,822,512            163,462          5,156,008            174,156
                                                     ------------       ------------       ------------       ------------
  Contributions and withdrawals:
    Policyowners' premium payments................      4,782,594            270,670          3,152,430            115,567
    Policyowners' surrenders......................       (539,346)           (12,611)          (375,043)           (10,880)
    Policyowners' annuity and death benefits......        (18,557)                --            (31,082)                --
    Net transfers from (to) Fixed Account.........        (38,671)            44,775           (182,311)               201
    Transfers between Investment Divisions........     49,131,827          7,084,989         33,850,065          4,609,417
                                                     ------------       ------------       ------------       ------------
      Net contributions and withdrawals...........     53,317,847          7,387,823         36,414,059          4,714,305
                                                     ------------       ------------       ------------       ------------
        Increase in total equity..................     57,140,359          7,551,285         41,570,067          4,888,461
TOTAL EQUITY:
    Beginning of period...........................      7,551,285                 --          4,888,461                 --
                                                     ------------       ------------       ------------       ------------
    End of period.................................   $ 64,691,644       $  7,551,285       $ 46,458,528       $  4,888,461
                                                     ============       ============       ============       ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT


                                                           MAINSTAY VP               MAINSTAY VP
                                                           CONVERTIBLE               GOVERNMENT
                                                           ------------     -----------------------------
                                                             1996(a)            1996             1995
---------------------------------------------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................       $    91,554      $    490,076     $    125,814
    Net realized gain (loss) on investments.........                51          (104,689)           1,438
    Realized gain distribution received.............            22,531                --               --
    Change in unrealized appreciation
      (depreciation) on investments.................           258,148          (177,770)         (86,421)
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account..................              (606)             (704)             (63)
                                                           ------------     ------------     ------------
      Net increase in total equity resulting from
        operations..................................           371,678           206,913           40,768
                                                           ------------     ------------     ------------
  Contributions and withdrawals:
    Equity contributions by New York Life
      Insurance and Annuity Corporation.............        10,000,000                --               --
    Policy owners' premium payments.................            25,163           868,542           34,988
    Policyowners' surrenders........................            (3,437)         (685,395)          (5,368)
    Policyowners' annuity and death benefits........                --            (2,576)              --
    Net transfers from (to) Fixed Account...........             5,137            (2,472)             160
    Transfers between Investment Divisions..........         2,538,675         6,850,594        1,806,860
                                                           ------------     ------------     ------------
      Net contributions and withdrawals.............        12,565,538         7,028,693        1,836,640
                                                           ------------     ------------     ------------
        Increase in total equity....................        12,937,216         7,235,606        1,877,408
TOTAL EQUITY:
    Beginning of period.............................                --         1,877,408               --
                                                           ------------     ------------     ------------
    End of period...................................       $12,937,216      $  9,113,014     $  1,877,408
                                                           ============     ============     ============

                                                                    MAINSTAY VP                       MAINSTAY VP
                                                                       BOND                          GROWTH EQUITY
                                                           -----------------------------     -----------------------------
                                                               1996             1995             1996             1995
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................       $   707,637      $    106,909     $     55,492     $     24,561
    Net realized gain (loss) on investments.........           (22,130)            1,005            2,362           12,788
    Realized gain distribution received.............                --                --        3,899,589          215,561
    Change in unrealized appreciation
      (depreciation) on investments.................          (368,463)          (63,154)        (956,785)        (170,833
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account..................              (916)              (67)          (5,191)            (179
                                                           ------------     ------------     ------------     ------------
      Net increase in total equity resulting from
        operations..................................           316,128            44,693        2,995,467           81,898
                                                           ------------     ------------     ------------     ------------
  Contributions and withdrawals:
    Policy owners' premium payments.................         1,075,713           122,959        1,623,667           76,948
    Policyowners' surrenders........................          (170,897)             (484)        (218,309)            (498
    Policyowners' annuity and death benefits........           (21,291)               --          (54,801)              --
    Net transfers from (to) Fixed Account...........          (251,813)               --           93,346             (552
    Transfers between Investment Divisions..........         9,912,712         1,657,861       24,711,617        2,594,669
                                                           ------------     ------------     ------------     ------------
      Net contributions and withdrawals.............        10,544,424         1,780,336       26,155,520        2,670,567
                                                           ------------     ------------     ------------     ------------
        Increase in total equity....................        10,860,552         1,825,029       29,150,987        2,752,465
TOTAL EQUITY:
    Beginning of period.............................         1,825,029                --        2,752,465               --
                                                           ------------     ------------     ------------     ------------
    End of period...................................       $12,685,581      $  1,825,029     $ 31,903,452     $  2,752,465
                                                           ============     ============     ============     ============

                                                                    MAINSTAY VP
                                                                    HIGH YIELD                         MAINSTAY VP
                                                                  CORPORATE BOND                  INTERNATIONAL EQUITY
                                                           -----------------------------     -------------------------------
                                                               1996             1995             1996              1995
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................       $  3,322,050     $    230,146     $    338,759      $     32,091
    Net realized gain (loss) on investments.........             44,243            8,294           31,286             3,127
    Realized gain distribution received.............          1,045,061           41,412           10,677                --
    Change in unrealized appreciation
      (depreciation) on investments.................          1,034,049         (132,335)          10,409             1,196
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account..................            (11,968)            (277)          (1,301)              (62)
                                                           ------------     ------------     ------------      ------------
      Net increase in total equity resulting from
        operations..................................          5,433,435          147,240          389,830            36,352
                                                           ------------     ------------     ------------      ------------
  Contributions and withdrawals:
    Equity contributions by New York Life
      Insurance and Annuity Corporation.............                 --               --               --                --
    Policy owners' premium payments.................          6,212,700          283,469          669,296            34,022
    Policyowners' surrenders........................           (762,345)         (18,337)        (127,066)           (1,851)
    Policyowners' annuity and death benefits........            (62,320)              --               --                --
    Net transfers from (to) Fixed Account...........             75,022              132           25,429               (91)
    Transfers between Investment Divisions..........         63,927,520        6,605,854        6,538,724           657,725
                                                           ------------     ------------     ------------      ------------
      Net contributions and withdrawals.............         69,390,577        6,871,118        7,106,383           689,805
                                                           ------------     ------------     ------------      ------------
        Increase in total equity....................         74,824,012        7,018,358        7,496,213           726,157
TOTAL EQUITY:
    Beginning of period.............................          7,018,358               --          726,157                --
                                                           ------------     ------------     ------------      ------------
    End of period...................................       $ 81,842,370     $  7,018,358     $  8,222,370      $    726,157
                                                           ============     ============     ============      =============

                                                                                              ALGER AMERICAN
                                                                     MAINSTAY VP                  SMALL
                                                                   INDEXED EQUITY             CAPITALIZATION
                                                            -----------------------------     --------------
                                                                1996             1995            1996(a)
-----------------------------------------------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................        $    461,929     $     67,733      $     (1,352)
    Net realized gain (loss) on investments.........              33,843           13,374              (303)
    Realized gain distribution received.............             660,493          109,107                --
    Change in unrealized appreciation
      (depreciation) on investments.................           4,658,706          (39,376)           (2,501)
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation
      retained by Separate Account..................             (10,453)            (239)               (4)
                                                            ------------     ------------      ------------
      Net increase in total equity resulting from
        operations..................................           5,804,518          150,599            (4,160)
                                                            ------------     ------------      ------------
  Contributions and withdrawals:
    Policy owners' premium payments.................           4,036,124          148,405            90,796
    Policyowners' surrenders........................            (536,208)          (2,608)           (2,025)
    Policyowners' annuity and death benefits........             (60,199)              --                --
    Net transfers from (to) Fixed Account...........            (142,226)           2,000             5,467
    Transfers between Investment Divisions..........          47,219,415        3,847,195         1,106,019
                                                            ------------     ------------      ------------
      Net contributions and withdrawals.............          50,516,906        3,994,992         1,200,257
                                                            ------------     ------------      ------------
        Increase in total equity....................          56,321,424        4,145,591         1,196,097
TOTAL EQUITY:
    Beginning of period.............................           4,145,591               --                --
                                                            ------------     ------------      ------------
    End of period...................................        $ 60,467,015     $  4,145,591      $  1,196,097
                                                            ============     ============      =============


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 1996 and the period
May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                      CALVERT                        FIDELITY
                                                                      SOCIALLY                       VIP II:
                                                                    RESPONSIBLE                     CONTRAFUND
                                                       --------------------------------------     --------------
                                                           1996                      1995            1996(a)
                                                       ---------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................   $    22,319               $     10,729      $     (3,115)
    Net realized gain on investments................         2,650                        165                --
    Realized gain distribution received.............        81,014                      5,463                --
    Change in unrealized appreciation (depreciation)
      on investments................................        (7,934)                    (9,699)           36,193
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account..............................          (184)                       (13)              (43)
                                                       ------------              ------------      ------------
      Net increase in total equity resulting from
        operations..................................        97,865                      6,645            33,035
                                                       ------------              ------------      ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................       115,702                        231           161,508
    Policyowners' surrenders........................       (52,684)                        --            (1,347)
    Net transfers from (to) Fixed Account...........       (10,686)                        --            46,266
    Transfers between Investment Divisions..........     1,190,501                    180,174         2,317,277
                                                       ------------              ------------      ------------
      Net contributions and withdrawals.............     1,242,833                    180,405         2,523,704
                                                       ------------              ------------      ------------
        Increase in total equity....................     1,340,698                    187,050         2,556,739
TOTAL EQUITY:
    Beginning of period.............................       187,050                         --                --
                                                       ------------              ------------      ------------
    End of period...................................   $ 1,527,748               $    187,050      $  2,556,739
                                                       ============              ============      ============

                                                                                                 JANUS          MORGAN STANLEY
                                                          FIDELITY            JANUS              ASPEN             EMERGING
                                                            VIP:              ASPEN            WORLDWIDE           MARKETS
                                                       EQUITY-INCOME         BALANCED            GROWTH             EQUITY
                                                       --------------     --------------     --------------     --------------
                                                          1996(a)            1996(a)            1996(a)            1996(a)
                                                       ----------------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)....................    $     (1,504)      $     10,653       $      9,652       $        574
    Net realized gain (loss) on investments.........              --                 37                 (2)              (172)
    Change in unrealized appreciation (depreciation)
      on investments................................            (367)            (1,534)            27,813              9,627
    Decrease attributable to funds of New York Life
      Insurance and Annuity Corporation retained by
      Separate Account..............................              --                (43)               (37)                (7)
                                                        ------------       ------------       ------------       ------------
      Net increase (decrease) in total equity
        resulting from operations...................          (1,871)             9,113             37,426             10,022
                                                        ------------       ------------       ------------       ------------
  Contributions and withdrawals:
    Policyowners' premium payments..................          57,029             71,053            187,630             70,861
    Policyowners' surrenders........................          (3,838)              (435)              (245)                --
    Net transfers from Fixed Account................          19,406             26,917             47,272              2,893
    Transfers between Investment Divisions..........       1,490,027          1,177,740          2,517,946            717,257
                                                        ------------       ------------       ------------       ------------
      Net contributions and withdrawals.............       1,562,624          1,275,275          2,752,603            791,011
                                                        ------------       ------------       ------------       ------------
        Increase in total equity....................       1,560,753          1,284,388          2,790,029            801,033
TOTAL EQUITY:
    Beginning of period.............................              --                 --                 --                 --
                                                        ------------       ------------       ------------       ------------
    End of period...................................    $  1,560,753       $  1,284,388       $  2,790,029       $    801,033
                                                        ============       ============       ============       ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

    New York Life Insurance and Annuity Corporation LifeStages(SM) Annuity Separate Account ("Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation, a
wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under Non-Qualified and Qualified Flexible Premium Variable Retirement Annuity Policies issued by New York Life Insurance and Annuity Corporation. The non-qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and certain banking institutions which have entered into a distribution agreement with New York Life Insurance Company. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  On October 1, 1996, New York Life Insurance and Annuity Corporation created seven new Investment Divisions within the Separate Account. These new Investment Divisions offer the Separate Account seven new Eligible Portfolios to invest in: the MainStay VP Convertible Portfolio, the Alger American Small Capitalization Portfolio, the Fidelity VIP II: Contrafund Portfolio, the Fidelity VIP:
Equity-Income Portfolio, the Janus Aspen Balanced Portfolio, the Janus Aspen Worldwide Growth Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.

  The Separate Account offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of the Separate Account will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 15 days after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of the Separate Account in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

   At December 31, 1996, the investments of the Separate Account are as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Number of shares........................................        5,277               34,864                 1,264
Identified cost*........................................     $ 88,898             $ 34,863              $ 12,719

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Number of shares........................................        1,718                3,768                    29
Identified cost*........................................     $ 33,129             $ 56,034              $  1,200

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1996, was as follows:

                                                                                  MAINSTAY
                                                           MAINSTAY VP               VP
                                                             CAPITAL                CASH              MAINSTAY VP
                                                           APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                           -------------------------------------------------------
Purchases...............................................     $ 78,223             $106,561              $ 12,721
Proceeds from sales.....................................          487               85,255                     3

                                                                                  MAINSTAY               ALGER
                                                           MAINSTAY VP               VP                 AMERICAN
                                                              GROWTH              INDEXED                SMALL
                                                              EQUITY               EQUITY            CAPITALIZATION
                                                           -------------------------------------------------------
Purchases...............................................     $ 30,416             $ 52,046              $  1,213
Proceeds from sales.....................................          217                  239                    13

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                    LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

---------------------------------------------------------------

                                       MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
                      GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
                      ---------------------------------------------------------------------------------------------------
Number of shares....         953            7,069                774            4,457           3,353              992
Identified cost*....   $   9,407         $ 81,183          $   8,238        $  61,940       $  42,201         $ 13,159

                                                                                              JANUS        MORGAN STANLEY
                        CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
                       SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
                      RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
                      ---------------------------------------------------------------------------------------------------
Number of shares....         864              155                 74               87             144               82
Identified cost*....   $   1,550         $  2,524          $   1,563        $   1,287       $   2,765         $    792

                                       MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
                      GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
                     ----------------------------------------------------------------------------------------------------
Number of shares....   $   9,029         $ 74,459          $   8,055        $  55,198       $  37,847         $ 12,037
Identified cost*....       1,485              484                575              893             469              748

                                                                                              JANUS        MORGAN STANLEY
                        CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
                       SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
                      RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
                      ------------------------------------------------------------------------------------------------------
Number of shares....   $   1,459         $  2,524          $   1,563        $   1,307       $   2,767         $    810
Identified cost*....         109               --                 --               20               2               18

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

    The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.40% of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------


    The Separate Account does expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners and New York Life Insurance and Annuity Corporation (in 000's):
--------------------------------------------------------------------------------


    At December 31, 1996, the cost to Policyowners and New York Life Insurance and Annuity Corporation for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                             MAINSTAY VP         MAINSTAY VP
                                                               CAPITAL               CASH            MAINSTAY VP
                                                             APPRECIATION         MANAGEMENT         CONVERTIBLE
                                                            ------------------------------------------------------
Cost to Policyowners and New York Life Insurance and
  Annuity Corporation (net of withdrawals)...............      $ 89,139            $ 33,857            $ 12,565
Accumulated net investment income (loss).................          (647)                897                  92
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................           110                  --                  23
Unrealized appreciation (depreciation) on investments....         8,125                  --                 258
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...            (9)                 --                  (1)
                                                               --------            --------            --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation......................      $ 96,718            $ 34,754            $ 12,937
                                                               ========            ========            ========

                                                                                                        ALGER
                                                             MAINSTAY VP         MAINSTAY VP           AMERICAN
                                                                GROWTH             INDEXED              SMALL
                                                                EQUITY              EQUITY          CAPITALIZATION
                                                            ------------------------------------------------------
Cost to Policyowners (net of withdrawals)................      $ 28,826            $ 54,512            $  1,200
Accumulated net investment income (loss).................            80                 530                  (1)
Accumulated net realized gain on investments and realized
  gain distributions received............................         4,130                 817                  --
Unrealized appreciation (depreciation) on investments....        (1,128)              4,619                  (3)
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...            (5)                (11)                 --
                                                               --------            --------            --------
Net amount applicable to Policyowners....................      $ 31,903            $ 60,467            $  1,196
                                                               ========            ========            ========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------

                                                                          MAINSTAY
                                                                          VP HIGH      MAINSTAY   MAINSTAY
                                                            MAINSTAY       YIELD      VP  INTER-    VP       MAINSTAY     MAINSTAY
                                                              VP         CORPORATE     NATIONAL    TOTAL       VP           VP
                                                           GOVERNMENT       BOND        EQUITY     RETURN     VALUE        BOND
                                                          ------------------------------------------------------------------------
Cost to Policyowners and New York Life Insurance and
  Annuity Corporation (net of withdrawals)...............   $   8,865   $  76,261   $   7,795     $ 60,706  $  41,130   $  12,325
Accumulated net investment income (loss).................         616       3,552         371          956        242         815
Accumulated net realized gain (loss) on investments and
  realized gain distributions received...................        (103)      1,139          45           74        693         (21)
Unrealized appreciation (depreciation) on investments....        (264)        902          12        2,962      4,404        (432)
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...          (1)        (12)         (1)          (6)       (10)         (1)
                                                             --------    --------    --------     --------   --------    --------
Net amount applicable to Policyowners and New York Life     $   9,113   $  81,842   $   8,222    $  64,692  $  46,459   $  12,686
  Insurance and Annuity Corporation......................    ========    ========    ========     ========   ========    ========


                                                                                                              JANUS      MORGAN
                                                                                       FIDELITY               ASPEN      STANLEY
                                                            CALVERT       FIDELITY       VIP:      JANUS      WORLD-    EMERGING
                                                            SOCIALLY      VIP II:       EQUITY-    ASPEN       WIDE      MARKETS
                                                          RESPONSIBLE    CONTRAFUND     INCOME    BALANCED    GROWTH     EQUITY
                                                         -------------------------------------------------------------------------
Cost to Policyowners (net of withdrawals)................  $   1,424    $   2,524   $   1,563    $   1,275  $   2,752  $     790
Accumulated net investment income (loss).................         33           (3)          (2)         11         10          1
Accumulated net realized gain on investments and realized
  gain distributions received............................         89           --           --          --         --         --
Unrealized appreciation (depreciation) on investments....        (18)          36           --          (2)        28         10
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...         --           --           --          --         --         --
                                                            --------     --------     --------    --------   --------   --------
Net amount applicable to Policyowners....................  $   1,528    $   2,557    $   1,561   $   1,284  $   2,790  $     801
                                                            ========     ========     ========    ========   ========   ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------



    Transactions in accumulation units for the year ended December 31, 1996 and the period May 1, 1995 (Commencement of Operations) through December 31, 1995, were as follows:

                                                              MAINSTAY VP                        MAINSTAY VP
                                                          CAPITAL APPRECIATION                 CASH MANAGEMENT
                                                       --------------------------     ---------------------------------
                                                         1996              1995            1996               1995
                                                       ------------------------------------------------------------
Units issued on contribution by New York Life
  Insurance and Annuity Corporation.................        --                --               --                 --
Units issued on premium payments....................       508                53          334,902             51,863
Units redeemed on surrenders........................       (65)               (2)            (297)                --
Units redeemed on annuity and death benefits........       (13)               --              (85)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................        24                 3           (2,060)               (40)
Units issued (redeemed) on transfers between
  Investment Divisions..............................     5,544               897         (312,941)           (38,633)
                                                        ------              ----         --------           --------
  Net increase......................................     5,998               951           19,519             13,190
Units outstanding, beginning of period..............       951                --           13,190                 --
                                                        ------              ----          -------           --------
Units outstanding, end of period....................     6,949               951           32,709             13,190
                                                        ======              ====          =======           =========

                                                              MAINSTAY VP                        MAINSTAY VP
                                                              TOTAL RETURN                          VALUE
                                                       --------------------------     ---------------------------------
                                                         1996              1995            1996               1995
                                                       ------------------------------------------------------------
Units issued on premium payments....................       400                24              253                 11
Units redeemed on surrenders........................       (44)               (1)             (30)                (1)
Units redeemed on annuity and death benefits........        (2)               --               (3)                --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................        (3)                4              (15)                --
Units issued on transfers between Investment
  Divisions.........................................     4,138               638            2,740                422
                                                        ------             -----           ------               ----
  Net increase......................................     4,489               665            2,945                432
Units outstanding, beginning of period..............       665                --              432                 --
                                                        ------             -----           ------               ----
Units outstanding, end of period....................     5,154               665            3,377                432
                                                        ======             =====           ======               ====

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------

                                                                                        MAINSTAY VP            MAINSTAY VP
                                                   MAINSTAY VP       MAINSTAY VP         HIGH YIELD           INTERNATIONAL
                                                   CONVERTIBLE       GOVERNMENT        CORPORATE BOND            EQUITY
                                                   -----------      ------------       --------------       ----------------
                                                     1996(a)        1996    1995       1996      1995       1996        1995
                                                   --------------------------------------------------------------------------------
Units issued on contribution by New York Life
  Insurance and Annuity Corporation.................   1,000       --       --         --       --          --          --
Units issued on premium payments....................       2       83        3        528       27          58           3
Units redeemed on surrenders........................      --      (67)      (1)       (64)      (2)        (11)         --
Units redeemed on annuity and death benefits........      --       --       --         (5)      --          --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................       1       --       --          6       --           2          --
Units issued (redeemed) on transfers between
  Investment Divisions..............................     247      661      176      5,426      623         576          64
                                                      ------    -----    -----     ------    -----       -----        ----
  Net increase......................................   1,250      677      178      5,891      648         625          67
Units outstanding, beginning of period..............      --      178       --        648       --          67          --
                                                      ------     ----     ----     ------    -----       -----        ----
Units outstanding, end of period....................   1,250      855      178      6,539      648         692          67
                                                      ======     ====     ====     ======    =====       =====        ====

                                                                                                                       ALGER
                                                                                                                     AMERICAN
                                                        MAINSTAY VP         MAINSTAY VP        MAINSTAY VP             SMALL
                                                          BOND             GROWTH EQUITY      INDEXED EQUITY      CAPITALIZATION
                                                     -----------------   -----------------  ------------------    --------------
                                                     1996         1995   1996         1995  1996          1995        1996(a)
                                                     ------------------------------------------------------------------------------
Units issued on premium payments....................     104       12      126          7      316          13           9
Units redeemed on surrenders........................     (16)      --      (17)        --      (42)         --          --
Units redeemed on annuity and death benefits........      (2)      --       (4)        --       (5)         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................     (24)      --        7         --      (10)         --           1
Units issued on transfers between Investment
  Divisions.........................................     958      161    1,923        234    3,710         345         115
                                                      ------     ----   ------      -----   ------       -----       -----
  Net increase......................................   1,020      173    2,035        241    3,969         358         125
Units outstanding, beginning of period..............     173       --      241         --      358          --          --
                                                      ------     ----   ------      -----   ------       -----       -----
Units outstanding, end of period....................   1,193      173    2,276        241    4,327         358         125
                                                       =====     ====   ======      =====   ======       =====       =====

--------------------------------------------------------------------------------

                                                                CALVERT                  FIDELITY           FIDELITY
                                                                SOCIALLY                 VIP II:              VIP:
                                                              RESPONSIBLE               CONTRAFUND       EQUITY-INCOME
                                                       --------------------------     --------------     --------------
                                                         1996              1995          1996(a)            1996(a)
                                                       ------------------------------------------------------------
Units issued on premium payments....................        10                --               16                  5
Units redeemed on surrenders........................        (4)               --               --                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account.....................................        (1)               --                4                  2
Units issued on transfers between Investment
  Divisions.........................................       101                17              221                142
                                                       ----------        ----------       ----------         ----------
  Net increase......................................       106                17              241                149
Units outstanding, beginning of period..............        17                --               --                 --
                                                       ----------        ----------       ----------         ----------
Units outstanding, end of period....................       123                17              241                149
                                                       ============      ============    ============       ============

                                                                      JANUS       MORGAN STANLEY
                                                        JANUS         ASPEN          EMERGING
                                                        ASPEN       WORLDWIDE        MARKETS
                                                       BALANCED      GROWTH           EQUITY
                                                       --------     ---------     --------------
                                                       1996(a)       1996(a)         1996(a)
                                                       -----------------------------------------
Units issued on premium payments....................         7            18                7
Units issued on net transfers from Fixed Account....         2             5               --
Units issued on transfers between Investment
  Divisions.........................................       116           246               73
                                                       ----------   ----------         ----------
  Net increase......................................       125           269               80
Units outstanding, beginning of period..............        --            --               --
                                                       ----------   ----------         ----------
Units outstanding, end of period....................       125           269               80
                                                       ============ ============      ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------


    The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of the Separate Account:

                                                                                 MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                                           -----------------------
                                                                            1996           1995(a)
                                                                           ----------------------
Unit value, beginning of period.......................................     $11.89          $10.00
Net investment income (loss)..........................................      (0.17)           0.06
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       2.20            1.83
                                                                           ------          ------
Unit value, end of period.............................................     $13.92          $11.89
                                                                           ======          ======

                                                                                 MAINSTAY VP
                                                                            INTERNATIONAL EQUITY
                                                                           -----------------------
                                                                            1996           1995(a)
                                                                           ----------------------
Unit value, beginning of period.......................................     $10.90          $10.00
Net investment income.................................................       0.87            1.36
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       0.11           (0.46)
Unit value, end of period.............................................     $11.88          $10.90

                                                                                 MAINSTAY VP
                                                                               INDEXED EQUITY
                                                                           -----------------------
                                                                            1996           1995(a)
                                                                           ----------------------
Unit value, beginning of period.......................................     $11.58          $10.00
Net investment income (loss)..........................................       0.21            0.62
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       2.18            0.96
                                                                           ------          ------
Unit value, end of period.............................................     $13.97          $11.58
                                                                           ======          ======

 +  Per unit data based on average monthly units outstanding during the period.
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                         LIFESTAGES(SM) ANNUITY SEPARATE ACCOUNT

--------------------------------------------------------------------------------




                                                                                 MAINSTAY VP             MAINSTAY VP
                                                                               CASH MANAGEMENT           CONVERTIBLE
                                                                             -------------------         -----------
                                                                              1996       1995(a)           1996(b)
---------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................       $ 1.03      $ 1.00             $10.00
Net investment income (loss)..........................................         0.04        0.02               0.08
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................        (0.01)       0.01               0.27
                                                                             -------     -------            ------
Unit value, end of period.............................................       $ 1.06      $ 1.03             $10.35
                                                                             ========    ========           ======





                                                                                                       MAINSTAY VP
                                                                               MAINSTAY VP             HIGH YIELD
                                                                               GOVERNMENT            CORPORATE BOND
                                                                           -------------------     -------------------
                                                                             1996      1995(a)       1996      1995(a)
----------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................      $10.57     $10.00       $10.83      $10.00
Net investment income (loss)..........................................        0.86       2.49         1.02        1.15
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       (0.77)     (1.92)        0.67       (0.32)
                                                                            ------     -------      ------      ------
Unit value, end of period.............................................      $10.66      $10.57      $12.52      $10.83
                                                                            ======      ======      ======      ======


                                                                                MAINSTAY VP             MAINSTAY VP
                                                                               TOTAL RETURN                VALUE
                                                                            -------------------     -------------------
                                                                             1996       1995(a)      1996       1995(a)
-----------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................      $11.36      $10.00      $11.32      $10.00
Net investment income ................................................        0.27        0.79        0.11        0.20
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................        0.92        0.57        2.33        1.12
                                                                            ------      ------     -------     -------
Unit value, end of period.............................................      $12.55      $11.36      $13.76      $11.32
                                                                            ======      ======      ======      ======




                                                                                 MAINSTAY VP             MAINSTAY VP
                                                                                    BOND                GROWTH EQUITY
                                                                            -------------------     -------------------
                                                                             1996       1995(a)      1996       1995(a)
-----------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................      $10.57      $10.00      $11.42      $10.00
Net investment income ................................................        0.99        2.16        0.05        0.35
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       (0.92)      (1.59)       2.54        1.07
                                                                           -------     -------     -------     -------
Unit value, end of period.............................................      $10.64      $10.57      $14.01      $11.42
                                                                            ======      ======      ======      ======

                                                                            ALGER
                                                                          AMERICAN                 CALVERT             FIDELITY
                                                                            SMALL                  SOCIALLY             VIP II:
                                                                       CAPITALIZATION           RESPONSIBLE           CONTRAFUND
                                                                       --------------      ---------------------     -----------
                                                                           1996(b)           1996      1995(a)         1996(b)
--------------------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................        0.00          $ 11.22      $ 10.00        $ 10.00
Net investment income (loss)..........................................        0.02)            0.35         1.60          (0.03)
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................       (0.41)            0.89        (0.38)          0.66
                                                                             -----           ------       ------         ------
Unit value, end of period.............................................       $9.57          $ 12.46      $ 11.22        $ 10.63
                                                                             =====          =======      =======        =======


                                                                                                                        MORGAN
                                                                                                         JANUS         STANLEY
                                                                          FIDELITY          JANUS        ASPEN         EMERGING
                                                                            VIP:            ASPEM      WORLDWIDE       MARKETS
                                                                       EQUITY-INCOME       BALANCED      GROWTH         EQUITY
                                                                       -------------       -------     ---------        -------
                                                                           1996(b)          1996(b)      1996(b)        1996(b)
-------------------------------------------------------------------------------------------------------------------------------
Unit value, beginning of period.......................................       10.00          $ 10.00      $ 10.00        $ 10.00
Net investment income (loss)..........................................       (0.02)            0.17         0.08           0.02
Net realized and unrealized gains (losses) on security transactions and realized capital gain distributions received (includes the
  effect of capital share transactions)...............................        0.47             0.07         0.28          (0.02)
                                                                              ----           ------        ------        ------
Unit value, end of period.............................................      $10.45          $ 10.24      $ 10.36        $ 10.00
                                                                             =====          =======       =======        =======


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the LifeStages(SM) Annuity Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations, the statement of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation LifeStages(SM) Annuity Separate Account comprised of the MainStay VP Capital Appreciation Investment Division, MainStay VP Cash Management Investment Division, MainStay VP Convertible Investment Division, MainStay VP Government Investment Division, MainStay VP High Yield Corporate Bond Investment Division, MainStay VP International Equity Investment Division, MainStay VP Total Return Investment Division, MainStay VP Value Investment Division, MainStay VP Bond Investment Division, MainStay VP Growth Equity Investment Division, MainStay VP Indexed Equity Investment Division, Alger American Small Capitalization Investment Division, Calvert Socially Responsible Investment Division, Fidelity VIP II: Contrafund Investment Division, Fidelity VIP: Equity-Income Investment Division, Janus Aspen Balanced Investment Division, Janus Aspen Worldwide Growth Investment Division, and Morgan Stanley Emerging Markets Equity Investment Division at December 31, 1996, the results of its operations for the year then ended (for the MainStay VP Convertible Investment Division, the Alger American Small Capitalization Investment Division, the Fidelity VIP II: Contrafund Investment Division, the Fidelity VIP: Equity-Income Investment Division, the Janus Aspen Balanced Investment Division, the Janus Aspen Worldwide Growth Investment Division and the Morgan Stanley Emerging Markets Equity Investment Division for the period October 1, 1996 (commencement of operations) through December 31, 1996), the changes in its total equity and the selected per unit data for the period presented in conformity with generally accepted accounting principles. These financial statements and the selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1996, with the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds, Inc., provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------
To Policyowners:

     The assets of NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages(SM) Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Universal Life Separate Account I and NYLIAC LifeStages(SM) Separate Account may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

     At the Annual Meeting of the Board of Directors of the Fund held on February 22, 1996, executive officers of the Fund were elected. On December 30, 1996, a dividend distribution was paid to NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages(SM) Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

                                            /s/ Richard M. Kernan, Jr.
                                                ------------------------
                                                Richard M. Kernan, Jr.
                                                Chairman of the Board
                                                  and Chief Executive Officer
                                                MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                    COMMON STOCKS (95.4%)+
                                     SHARES          VALUE
                                   -----------------------
AUTO PARTS (0.9%)
Lear Seating Corp. (a)...........      137,500    $  4,692,187
                                                  ------------
BANKS (2.2%)
NationsBank Corp. ...............       55,500       5,425,125
Wells Fargo & Co. ...............       20,566       5,547,678
                                                  ------------
                                                    10,972,803
                                                  ------------
BROKERAGE (1.1%)
Schwab (Charles) Corp. ..........      170,400       5,452,800
                                                  ------------
BUILDINGS (0.7%)
Oakwood Homes Corp. .............      158,000       3,614,250
                                                  ------------
COMPUTER SERVICES (0.7%)
SABRE Group Holdings Inc. Class
 A...............................      122,000       3,400,750
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (6.0%)
Alco Standard Corp. .............      146,400       7,557,900
Danka Business Systems PLC ADR
 (b).............................      128,500       4,545,687
Hewlett-Packard Co. .............      114,000       5,728,500
Seagate Technology (a)...........      126,600       5,000,700
Sun Microsystems (a).............      281,600       7,233,600
                                                  ------------
                                                    30,066,387
                                                  ------------
CONSUMER DURABLES (1.5%)
Black & Decker Corp. ............       62,700       1,888,837
Harley-Davidson, Inc. ...........      123,900       5,823,300
                                                  ------------
                                                     7,712,137
                                                  ------------
CONSUMER FINANCIAL
 SERVICES (1.2%)
First Data Corp. ................      171,600       6,263,400
                                                  ------------
CONSUMER SERVICES (2.2%)
CUC International Inc. (a).......      216,600       5,144,250
Service Corp. International......      206,400       5,779,200
                                                  ------------
                                                    10,923,450
                                                  ------------
CREDIT & FINANCE (0.8%)
Equifax Inc. ....................      135,000       4,134,375
                                                  ------------
DRUGS (7.1%)
Amgen Inc. (a)...................      171,600       9,330,750
Elan Corp. PLC ADR (a)(b)........      186,000       6,184,500
Genzyme Corp. (a)................      133,000       2,892,750
Pharmacia & Upjohn, Inc. ........      115,400       4,572,725
Schering-Plough Corp. ...........      125,200       8,106,700
Teva Pharmaceutical Industries
 Ltd. ADR (b)....................       93,000       4,673,250
                                                  ------------
                                                    35,760,675
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

                                     SHARES          VALUE
                                   -----------------------
ELECTRONICS (1.1%)
Harman International Industries,
 Inc. ...........................       50,000    $  2,781,250
Vishay Intertechnology, Inc.
 (a).............................      105,861       2,474,501
                                                  ------------
                                                     5,255,751
                                                  ------------
ENERGY (2.0%)
Abacan Resource Corp. (a)........      652,000       5,664,250
Triton Energy Ltd. (a)...........       92,400       4,481,400
                                                  ------------
                                                    10,145,650
                                                  ------------
FINANCIAL SERVICES (13.1%)
Associates First Capital
 Corp. ..........................       77,000       3,397,625
Federal National Mortgage
 Association.....................      130,800       4,872,300
First USA, Inc. .................      245,400       8,496,975
Green Tree Financial Corp. ......      318,400      12,298,200
Household International, Inc. ...      101,300       9,344,925
MGIC Investment Corp. ...........       95,800       7,280,800
SunAmerica Inc. .................      253,200      11,235,750
Travelers Group Inc. ............      196,332       8,908,564
                                                  ------------
                                                    65,835,139
                                                  ------------
FOOD DISTRIBUTOR (0.4%)
Richfood Holdings, Inc. .........       85,500       2,073,375
                                                  ------------
HEALTH CARE (8.2%)
Cardinal Health Inc. ............       90,000       5,242,500
Columbia/HCA Healthcare Corp. ...      172,218       7,017,883
HealthCare COMPARE Corp. (a).....       94,800       4,017,150
HEALTHSOUTH Corp. (a)............      195,000       7,531,875
Humana Inc. (a)..................      128,000       2,448,000
OrNda HealthCorp. (a)............      155,500       4,548,375
PacifiCare Health Systems, Inc.
 Class B (a).....................       38,900       3,316,225
Unison HealthCare Corp. (a)......       54,000         708,750
United Healthcare Corp. .........      148,000       6,660,000
                                                  ------------
                                                    41,490,758
                                                  ------------
INDUSTRIAL (1.4%)
Tyco International Ltd. .........      130,000       6,873,750
                                                  ------------
INSURANCE (1.7%)
American International Group,
 Inc. ...........................       80,250       8,687,063
                                                  ------------
LEISURE (0.9%)
Mirage Resorts Inc. (a)..........      209,000       4,519,625
                                                  ------------
MACHINERY (0.6%)
U.S. Robotics Corp. (a)..........       41,000       2,952,000
                                                  ------------
MEDICAL EQUIPMENT (6.3%)
Guidant Corp. ...................      147,000       8,379,000
Heartport, Inc. .................       63,000       1,441,125
Johnson & Johnson................      173,462       8,629,735
Medtronic, Inc. .................      136,900       9,309,200


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
MEDICAL EQUIPMENT (Continued)
Waters Corp. (a).................      136,000    $  4,131,000
                                                  ------------
                                                    31,890,060
                                                  ------------
RESTAURANTS &
 LODGING (3.4%)
HFS Inc. (a).....................      233,000      13,921,750
Lone Star Steakhouse &
 Saloon, Inc. (a)................      118,000       3,156,500
                                                  ------------
                                                    17,078,250
                                                  ------------
RETAIL (9.6%)
AutoZone, Inc. (a)...............      130,200       3,580,500
Bed Bath & Beyond, Inc. (a)......      144,000       3,492,000
CompUSA Inc. (a).................       88,000       1,815,000
Gymboree Corp. (The) (a).........       50,000       1,143,750
Home Depot, Inc. (The)...........      113,000       5,664,125
Kohl's Corp. (a).................      158,500       6,221,125
Kroger Co. (a)...................      125,000       5,812,500
Lowe's Cos., Inc. ...............      182,900       6,492,950
Mattel, Inc. ....................      133,000       3,690,750
Safeway Inc. (a).................      166,500       7,117,875
Staples, Inc. (a)................      186,200       3,363,238
                                                  ------------
                                                    48,393,813
                                                  ------------
SOFTWARE (6.7%)
Computer Associates
 International, Inc. ............      235,375      11,709,906
Microsoft Corp. (a)..............       66,400       5,486,300
Oracle Corp. (a).................      221,000       9,226,750
Sterling Commerce, Inc. .........      125,482       4,423,241
Sterling Software Inc. (a).......       85,000       2,688,125
                                                  ------------
                                                    33,534,322
                                                  ------------
TECHNOLOGY (8.4%)
Cisco Systems, Inc. (a)..........      142,000       9,034,750
Electronic Data Systems Corp. ...      100,400       4,342,300
Intel Corp. .....................       74,800       9,794,125
Lam Research Corp. (a)...........       69,000       1,940,625
Linear Technology Corp. .........       81,000       3,553,875
3Com Corp. (a)...................      188,400      13,823,850
                                                  ------------
                                                    42,489,525
                                                  ------------
TELECOMMUNICATION (0.9%)
Lucent Technologies Inc. ........      100,000       4,625,000
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
TELECOMMUNICATION SERVICES (1.6%)
WorldCom, Inc. (a)...............      305,388    $  7,959,175
                                                  ------------
TEXTILE & APPAREL (3.6%)
Nike, Inc. Class B...............      163,800       9,787,050
Nine West Group Inc. (a).........      127,100       5,894,263
Wolverine World Wide, Inc. ......       85,500       2,479,500
                                                  ------------
                                                    18,160,813
                                                  ------------
TRANSPORTATION (1.1%)
Tidewater Inc. ..................      121,000       5,475,250
                                                  ------------
Total Common Stocks
 (Cost $362,179,735).............                  480,432,533
                                                  ------------
                          SHORT-TERM
                      INVESTMENT (4.5%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (4.5%)
American Express Credit Corp.
 6.55%, due 1/2/97...............  $22,434,000      22,434,000
                                                  ------------
Total Short-Term Investment
 (Cost $22,434,000)..............                   22,434,000
                                                  ------------
Total Investments
 (Cost $384,613,735) (c).........         99.9%    502,866,533(d)
Cash and Other Assets,
 Less Liabilities................          0.1         755,379
                                         -----    ------------
Net Assets.......................        100.0%   $503,621,912
                                         =====    ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $118,252,798, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $128,366,734 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,113,936.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $384,613,735).......   $502,866,533
  Cash...................................            908
  Receivables:
    Investment securities sold...........      1,268,344
    Fund shares sold.....................        918,634
    Dividends and interest...............        119,802
  Other assets...........................            888
                                            ------------
        Total assets.....................    505,175,109
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,176,174
    Adviser..............................        152,375
    Administrator........................         42,326
    NYLIAC...............................         41,060
    Custodian............................          5,493
    Directors............................            194
  Accrued expenses.......................        135,575
                                            ------------
        Total liabilities................      1,553,197
                                            ------------
  Net assets applicable to
    outstanding shares...................   $503,621,912
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares authorized..   $    273,931
  Additional paid-in capital.............    392,246,305
  Accumulated undistributed net
    investment income....................            679
  Accumulated net realized loss
    on investments.......................     (7,151,801)
  Net unrealized appreciation
    on investments.......................    118,252,798
                                             -----------
  Net assets applicable to
    outstanding shares...................   $503,621,912
                                            ============
  Shares of capital stock outstanding....     27,393,060
                                            ============
  Net asset value per share
    outstanding..........................   $      18.39
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,770,842
    Interest.............................      1,273,302
                                            ------------
        Total income.....................      3,044,144
                                            ------------
  Expenses:
    Advisory.............................      1,341,804
    Administration.......................        745,446
    Shareholder communication............        334,148
    Recordkeeping........................        241,301
    Professional.........................         86,923
    Custodian............................         39,195
    Directors............................         17,294
    Miscellaneous........................          6,102
                                            ------------
        Total expenses
          before reimbursement...........      2,812,213
  Expense reimbursement from
    Administrator........................        (91,333)
                                            ------------
        Net expenses.....................      2,720,880
                                            ------------
  Net investment income..................        323,264
                                            ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments.......        184,606
  Net change in unrealized appreciation
    on investments.......................     61,390,345
                                            ------------
  Net realized and unrealized gain
    on investments.......................     61,574,951
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 61,898,215
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $7,469.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $    323,264    $    966,842
    Net realized gain (loss) on investments...........................................        184,606      (4,093,457)
    Net change in unrealized appreciation on investments..............................     61,390,345      52,411,784
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     61,898,215      49,285,169
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................       (322,585)       (967,677)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    204,401,461      92,210,559
    Net asset value of shares issued to shareholders in reinvestment of dividends.....        322,585         967,677
                                                                                         ------------    ------------
                                                                                          204,724,046      93,178,236
    Cost of shares redeemed...........................................................     (7,213,582)    (10,959,038)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    197,510,464      82,219,198
                                                                                         ------------    ------------
      Net increase in net assets......................................................    259,086,094     130,536,690
NET ASSETS:
  Beginning of year...................................................................    244,535,818     113,999,128
                                                                                         ------------    ------------
  End of year.........................................................................   $503,621,912    $244,535,818
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $        679    $         --
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                     YEAR ENDED DECEMBER 31                DECEMBER 31,
                                                              1996             1995            1994            1993
                                                          --------------------------------------------------------
Net asset value at beginning of period.................   $      15.49     $      11.45    $      12.03    $     10.00
                                                          ------------     ------------    ------------    ------------
Net investment income..................................           0.01             0.06            0.05           0.02
Net realized and unrealized gain (loss) on
  investments..........................................           2.90             4.04           (0.58)          2.03
                                                          ------------     ------------    ------------    ------------
Total from investment operations.......................           2.91             4.10           (0.53)          2.05
                                                          ------------     ------------    ------------    ------------
Less dividends:
  From net investment income...........................         (0.01)            (0.06)          (0.05)         (0.02)
                                                          ------------     ------------    ------------    ------------
Net asset value at end of period.......................   $      18.39     $      15.49    $      11.45    $     12.03
                                                           ===========      ===========     ===========    ============
Total investment return (b)............................          18.75%           35.78%          (4.38%)        20.54%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................           0.09%            0.57%           0.63%          0.46% +
  Net expenses.........................................           0.73%            0.73%           0.73%          0.73% +
  Expenses (before reimbursement)......................           0.75%            0.90%           0.91%          1.15% +
Portfolio turnover rate................................             16%              35%             39%            28%
Average commission rate paid...........................   $     0.0600              (c)             (c)            (c)
Net assets at end of period (in 000's).................   $    503,622     $    244,536    $    113,999    $    43,485

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

SHORT-TERM
INVESTMENTS (100.2%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
BANK NOTES (6.3%)
American Express Centurion Bank
 5.57%, due 9/12/97 (b)(c)........  $1,000,000    $    999,927
Bank of America-Illinois
 5.82%, due 3/24/97 (c)...........   1,500,000       1,500,000
Boatmens Credit Card Bank
 5.54%, due 8/8/97 (b)(c).........   3,000,000       2,999,656
First National Bank of Maryland
 5.13%, due 2/26/97 (c)...........   1,000,000       1,000,037
PNC Bank N.A.-Pittsburgh,
 Pennsylvania
 5.25%, due 2/6/97 (b)(c).........   1,000,000         999,938
                                                  ------------
                                                     7,499,558
                                                  ------------
CERTIFICATES OF DEPOSIT (10.2%)
Deutsche Bank
 5.85%, due 11/19/97
 (call date 2/19/97) (c)..........   5,000,000       5,000,000
Industrial Bank of Japan
 5.61%, due 1/7/97 (c)............   2,000,000       2,000,003
Sanwa Bank Ltd.
 5.56%, due 2/11/97 (c)...........   1,000,000       1,000,011
 5.85%, due 1/17/97 (c)...........   4,000,000       4,000,089
                                                  ------------
                                                    12,000,103
                                                  ------------
COMMERCIAL PAPER (74.2%)
Alfa Corp.
 5.75%, due 1/29/97...............   4,400,000       4,380,322
Astro Capital Corp.
 5.48%, due 1/6/97 (a)............   1,500,000       1,498,858
Banca CRT Financial Corp.
 5.35%, due 1/14/97...............   2,000,000       1,996,136
 5.35%, due 1/15/97...............   1,500,000       1,496,879
 5.35%, due 1/21/97...............   1,000,000         997,028
 5.40%, due 2/18/97...............     500,000         496,400
 5.50%, due 1/14/97...............     170,000         169,662
Bex America Finance Inc.
 5.32%, due 2/3/97................   1,700,000       1,691,710
Caisse Centrale des Banques
 Populaires
 5.33%, due 1/10/97 (a)...........   4,100,000       4,094,537
Cariplo Finance Inc.
 5.45%, due 1/24/97...............     400,000         398,607
China International Marine
 Containers (Group) Ltd.
 5.57%, due 1/9/97................   2,500,000       2,496,906
Compagnie Bancaire USA Finance
 Corp.
 5.33%, due 1/10/97...............   4,700,000       4,693,737
Credito Italiano (DE) Inc.
 5.39%, due 4/15/97...............   2,000,000       1,968,858
Galicia Funding Corp.
 5.59%, due 3/5/97 (a)............   2,500,000       2,475,544
Goldman, Sachs & Co.
 5.45%, due 1/8/97................   1,450,000       1,448,463
 6.50%, due 1/2/97................   3,725,000       3,724,327

------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Gotham Funding Corp.
 5.40%, due 1/9/97 (a)............  $5,500,000    $  5,493,400
International Securitization Corp.
 5.35%, due 1/15/97 (a)...........   3,000,000       2,993,758
Kamehameha Schools-Bishop Estate
 5.38%, due 1/15/97 (a)...........   1,000,000         997,908
Kingdom of Sweden
 5.65%, due 2/4/97................   1,105,000       1,099,104
Minmetals Capital & Securities
 Inc.
 5.39%, due 4/3/97................   3,000,000       2,958,677
Mitsui & Co. (USA) Inc.
 6.00%, due 1/10/97...............   2,500,000       2,496,250
National Fleet Funding Corp.
 5.37%, due 1/15/97...............   4,000,000       3,991,647
Nationwide Building Society
 5.32%, due 2/24/97...............   2,500,000       2,480,050
 5.33%, due 2/24/97...............   1,400,000       1,388,807
Nebraska Higher Education Loan
 Program Inc.
 5.45%, due 1/13/97...............   1,157,000       1,154,898
Petroleo Brasileiro S.A.-Petrobras
 5.42%, due 1/14/97...............   2,000,000       1,996,086
Premium Funding Inc., Series E
 5.50%, due 1/13/97 (a)...........   2,150,000       2,146,058
San Paolo U.S. Financial Co.
 5.41%, due 2/4/97................   1,100,000       1,094,380
 5.42%, due 3/19/97...............   1,500,000       1,482,611
Sheffield Receivables Corp.
 6.50%, due 1/2/97................   3,000,000       2,999,458
Societe Generale (Canada)
 5.40%, due 1/31/97...............   1,800,000       1,791,900
SRD Finance Inc.
 5.50%, due 1/23/97...............   3,000,000       2,989,917
Svenska Handelsbanken Inc.
 5.45%, due 2/20/97...............   2,000,000       1,984,861
Union Bank of Switzerland
 5.90%, due 1/7/97................   6,000,000       5,994,100
Wood Street Funding Corp.
 5.35%, due 1/6/97 (a)............   2,800,000       2,797,919
Xerox Corp.
 6.75%, due 1/2/97................   3,400,000       3,399,362
                                                  ------------
                                                    87,759,125
                                                  ------------
FEDERAL AGENCY (2.1%)
Federal Home Loan Bank
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
MEDIUM-TERM NOTES (7.4%)
Abbey National Treasury Services
 PLC
 5.05%, due 3/3/97 (c)............   3,300,000       3,299,408
Bankers Trust Corp.-New York
 5.74%, due 2/14/97 (b)(c)........   1,500,000       1,500,000
Ford Motor Credit Corp.
 5.81%, due 1/5/97 (b)(c).........   1,000,000       1,000,023
Huntington Bancshares
 5.70%, due 3/14/97 (c)...........   1,000,000       1,000,050

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Sony Capital Corp.
 5.47%, due 8/29/97 (a)(b)(c).....  $2,000,000    $  2,000,000
                                                  ------------
                                                     8,799,481
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $118,558,267)
 (d)..............................       100.2%    118,558,267
Liabilities in Excess of
 Cash and Other Assets............        (0.2)       (211,345)
                                                  ------------
Net Assets........................       100.0%   $118,346,922
                                                  ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

SHORT-TERM
INVESTMENTS

                               AMORTIZED
                                  COST        PERCENT +
                              ------------------------
Banks #.....................  $ 80,501,362       68.0%
Brokerage...................     5,172,791        4.4
Computers & Office
  Equipment.................     3,399,362        2.9
Conglomerates...............     4,496,250        3.8
Consumer Financial
  Services..................     4,991,670        4.2
Education...................       997,908        0.9
Federal Agency..............     2,500,000        2.1
Finance.....................    15,399,820       13.0
Foreign Government..........     1,099,104        0.9
                              ------------    ---------
                               118,558,267      100.2
Liabilities in Excess of
  Cash and Other Assets.....      (211,345)      (0.2)
                              ------------    ---------
Net Assets..................  $118,346,922      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (amortized cost $118,558,267)........   $118,558,267
  Cash...................................         21,589
  Interest receivable....................        367,285
  Other assets...........................            268
                                            ------------
        Total assets.....................    118,947,409
                                            ------------
LIABILITIES:
  Payables:
    Adviser..............................         23,240
    NYLIAC...............................         18,338
    Administrator........................          9,296
    Custodian............................          3,029
    Directors............................             45
  Accrued expenses.......................         44,793
  Dividend payable.......................        501,746
                                            ------------
        Total liabilities................        600,487
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 200 million shares
    authorized...........................   $  1,183,498
  Additional paid-in capital.............    117,165,490
  Accumulated net realized loss on
    investments..........................         (2,066)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $118,346,922
                                            ============
  Shares of capital stock outstanding....    118,349,803
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,319,060
                                            ------------
  Expenses:
    Advisory.............................        240,234
    Administration.......................        192,187
    Shareholder communication............         63,697
    Recordkeeping........................         61,266
    Professional.........................         31,563
    Custodian............................         20,981
    Directors............................          4,640
    Miscellaneous........................          4,067
                                            ------------
        Total expenses before
          reimbursement..................        618,635
  Expense reimbursement from
    Administrator........................        (22,854)
                                            ------------
        Net expenses.....................        595,781
                                            ------------
  Net investment income..................      4,723,279
                                            ------------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments.......           (733)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,722,546
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  4,723,279    $  3,649,839
    Net realized loss on investments..................................................           (733)           (949)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,722,546       3,648,890
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,723,279)     (3,649,839)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    237,101,140     128,846,016
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,585,514       3,587,829
                                                                                         ------------    ------------
                                                                                          241,686,654     132,433,845
    Cost of shares redeemed...........................................................   (211,178,343)   (115,709,733)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     30,508,311      16,724,112
                                                                                         ------------    ------------
      Net increase in net assets......................................................     30,507,578      16,723,163
NET ASSETS:
  Beginning of year...................................................................     87,839,344      71,116,181
                                                                                         ------------    ------------
  End of year.........................................................................   $118,346,922    $ 87,839,344
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------
Net asset value at beginning of period..................   $       1.00    $       1.00    $       1.00    $      1.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.05            0.05            0.04           0.02
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.05)          (0.05)          (0.04)         (0.02)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       1.00    $       1.00    $       1.00    $      1.00
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           4.95%           5.59%           3.82%          2.40%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           4.92%           5.44%           3.97%          2.65% +
  Net expenses..........................................           0.62%           0.62%           0.62%          0.62% +
  Expenses (before reimbursement).......................           0.64%           0.94%           0.89%          1.10% +
Net assets at end of period (in 000's)..................   $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

CONVERTIBLE SECURITIES (64.3%)+
BONDS (28.7%)
                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    ----------------------
BANKS (2.3%)
Banco de Galicia y Buenos Aires
 S.A.
 7.00%, due 8/1/02................  $   300,000    $   352,875
                                                   -------------
ELECTRICAL EQUIPMENT (2.1%)
Cypress Semiconductor Corp.
 3.15%, due 3/15/01 (b)...........      100,000        107,500
S3, Incorporated
 5.75%, due 10/1/03 (b)...........      200,000        218,000
                                                   -------------
                                                       325,500
                                                   -------------
FINANCE (4.5%)
Berkshire Hathaway, Inc.
 1.00%, due 12/3/01...............      400,000        369,000
UBS Finance Delaware, Inc.
 Medium-Term Note
 2.00%, due 12/15/00..............      350,000        325,500
                                                   -------------
                                                       694,500
                                                   -------------
FOOD, BEVERAGES & TOBACCO (1.5%)
Grand Metropolitan, PLC
 6.50%, due 1/31/00 (b)...........      200,000        233,250
                                                   -------------
HOUSEHOLD PRODUCTS (2.5%)
Whirlpool Corp.
 (zero coupon), due 5/14/11.......    1,000,000        393,750
                                                   -------------
OIL SERVICES (2.0%)
Nabors Industries, Inc.
 5.00%, due 5/15/06...............      250,000        306,563
                                                   -------------
POLLUTION & RELATED (1.6%)
U.S. Filter Corp.
 4.50%, due 12/15/01..............      250,000        253,750
                                                   -------------
PUBLISHING (3.4%)
Hollinger, Inc., Series US
 (zero coupon), due 10/5/13 (g)...    1,500,000        530,625
                                                   -------------
REAL ESTATE (2.6%)
New World China Finance Ltd.
 4.00%, due 12/31/99 (b)..........      400,000        399,500
                                                   -------------
RETAIL (3.1%)
Home Depot, Inc.
 3.25%, due 10/1/01...............      500,000        487,500
                                                   -------------
STEEL, ALUMINUM & OTHER METALS
 (1.6%)
Inco Ltd.
 5.75%, due 7/1/04 (g)............      200,000        244,250
                                                   -------------

------------
+ Percentages indicated are based on Fund net assets.

                                     PRINCIPAL
                                      AMOUNT          VALUE
                                    ----------------------
TELECOMMUNICATION
 SERVICES (1.5%)
Tele-Communications International,
 Inc.
 4.50%, due 2/15/06...............  $   300,000    $   224,250
                                                   -------------
Total Bonds
 (Cost $4,390,700)................                   4,446,313
                                                   -------------

PREFERRED STOCKS (35.6%)
                                      SHARES
                                    -----------
CABLE (2.9%)
Merrill Lynch & Co., Inc.
 6.00% (d)........................       20,000        445,000
                                                   -------------
COMPUTERS & OFFICE EQUIPMENT
 (4.2%)
Microsoft Corp.
 $2.196, Series A.................        8,000        641,000
                                                   -------------
DOMESTIC OIL & GAS (2.3%)
Enron Corp.
 6.25%............................       15,000        360,000
                                                   -------------
DOMESTIC OILS (3.6%)
Atlantic Richfield Co.
 9.00%............................       16,000        344,000
Nuevo Financing I
 5.75%, Series A..................        4,000        214,500
                                                   -------------
                                                       558,500
                                                   -------------
ELECTRICAL EQUIPMENT (0.6%)
Elsag Bailey Process Automation
 N.V.
 5.50% (b)........................        2,500         96,250
                                                   -------------
ENERGY (1.5%)
Unocal Corp.
 6.25%............................        4,000        229,000
                                                   -------------
FINANCE (4.2%)
Fuji International Finance Trust
 0.25% (b)(f).....................           25        655,447
                                                   -------------
FINANCIAL SERVICES (1.7%)
Finova Finance Trust
 5.50%............................        5,000        262,500
                                                   -------------
PAPER & FOREST PRODUCTS (3.1%)
James River Corp. of Virginia
 9.00%, Series P (c1).............       15,000        472,500
                                                   -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

PREFERRED STOCKS (CONTINUED)
                                      SHARES          VALUE
                                    -----------------------
RESTAURANTS &
 LODGING (2.4%)
Host Marriott Financial Trust
 6.75% (b)........................        7,000    $   371,875
                                                   -------------
STEEL, ALUMINUM & OTHER METALS
 (1.7%)
Bethlehem Steel Corp.
 $3.50 (b)........................        7,000        264,250
                                                   -------------
TELECOMMUNICATION EQUIPMENT (3.6%)
Loral Space & Communications Ltd.
 6.00% (b)........................       10,000        562,500
                                                   -------------
TEXTILE & APPAREL (3.8%)
Fieldcrest Cannon, Inc.
 $3.00, Series A..................       15,000        588,750
                                                   -------------
Total Preferred Stocks
 (Cost $5,312,216)................                   5,507,572
                                                   -------------
Total Convertible Securities
 (Cost $9,702,916)................                   9,953,885
                                                   -------------
U.S. GOVERNMENT (26.6%)
                                     PRINCIPAL
                                      AMOUNT
                                    -----------
UNITED STATES TREASURY NOTE
 (26.6%)
 8.875%, due 11/15/97.............  $ 4,000,000      4,107,480
                                                   -------------
Total U.S. Government
 (Cost $4,132,188)................                   4,107,480
                                                   -------------
COMMON STOCKS (3.7%)
                                      SHARES
                                    -----------
CHEMICALS (2.3%)
IMC Global, Inc. .................        9,000        352,125
                                                   -------------
ELECTRIC UTILITIES (0.3%)
Potomac Electric Power Co. .......        2,000         51,500
                                                   -------------
HEALTH CARE (1.1%)
Regency Health Services, Inc.
 (a)..............................       17,200        165,550
                                                   -------------
Total Common Stocks
 (Cost $542,468)..................                     569,175
                                                   -------------
PREFERRED STOCK (1.7%)
                                      SHARES          VALUE
                                    ----------------------
MINING (1.7%)
Freeport-McMoRan Copper & Gold,
 Inc.
 Series Silver (c2)(e)............       15,000    $   255,000
                                                   -------------
Total Preferred Stock
 (Cost $255,750)..................                     255,000
                                                   -------------
SHORT-TERM
INVESTMENT (2.9%)
                                     PRINCIPAL
                                      AMOUNT
                                    -----------
COMMERCIAL PAPER (2.9%)
American Express Credit Corp.
 6.55%, due 1/2/97................  $   448,000        448,000
                                                   -------------
Total Short-Term Investment
 (Cost $448,000)..................                     448,000
                                                   -------------
Total Investments
 (Cost $15,081,322) (h)...........         99.2%    15,333,540(i)
Cash and Other Assets, Less
 Liabilities......................          0.8        130,820
                                    ------------   -------------
Net Assets........................        100.0%   $15,464,360
                                    ============   =============

------------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c1) Depository Shares--each share represents one-hundredth of a share of Series P preferred stock.
(c2) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(d) STRYPES--Structured Yield Product Exchangeable for Cox Communications, Inc. common stock.
(e)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(f) 25 Units--each unit reflects an interest in 1,000 Noncumulative Mandatory Convertible preference shares of the Fuji Bank, Limited. The preference shares are convertible into ordinary shares at an initial conversion price of Y(Japanese Yen) 2,002 per ordinary share at a future date.
(g)  Yankee bond.
(h) The cost stated also represents the aggregate cost for Federal income tax purposes.
(i) At December 31, 1996 net unrealized appreciation was $252,218, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $381,920 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $129,702.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $15,081,322)........   $ 15,333,540
  Cash...................................          2,177
  Receivables:
    Dividends and interest...............         90,394
    Fund shares sold.....................         55,640
    NYLIAC...............................          8,768
  Unamortized organization expense.......         43,683
                                            ------------
        Total assets.....................     15,534,202
                                            ------------
LIABILITIES:
  Payables:
    Organization.........................         41,000
    Adviser..............................          4,272
    Administrator........................          1,187
    Custodian............................            218
    Directors............................            150
  Accrued expenses.......................         23,015
                                            ------------
        Total liabilities................         69,842
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 15,464,360
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     15,064
  Additional paid-in capital.............     15,189,934
  Accumulated undistributed net
    investment income....................          2,378
  Accumulated undistributed net realized
    gain on investments..................          4,766
  Net unrealized appreciation on
    investments..........................        252,218
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 15,464,360
                                            ============
  Shares of capital stock outstanding....      1,506,367
                                            ============
  Net asset value per share
    outstanding..........................   $      10.27
                                            ============

STATEMENT OF OPERATIONS
For the period October 1, 1996 (Commencement of
Operations) through December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends............................   $     33,132
    Interest.............................        142,602
                                            ------------
        Total income.....................        175,734
                                            ------------
  Expenses:
    Professional.........................         20,961
    Advisory.............................         10,776
    Administration.......................          5,986
    Amortization of organization
      expense............................          2,317
    Shareholder communication............          1,804
    Custodian............................          1,050
    Directors............................            150
    Miscellaneous........................            547
                                            ------------
        Total expenses before
          reimbursement..................         43,591
  Expense reimbursement from
    Administrator........................        (21,740)
                                            ------------
        Net expenses.....................         21,851
                                            ------------
  Net investment income..................        153,883
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......         31,320
  Net unrealized appreciation on
    investments..........................        252,218
                                            ------------
  Net realized and unrealized gain on
    investments..........................        283,538
                                            ------------
  Net increase in net assets resulting
    from operations......................   $    437,421
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the period October 1, 1996 (Commencement of Operations) through December 31, 1996

                                                                                                         1996
                                                                                                     ------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................................   $   153,883
    Net realized gain on investments..............................................................        31,320
    Net unrealized appreciation on investments....................................................       252,218
                                                                                                     ------------
    Net increase in net assets resulting from operations..........................................       437,421
                                                                                                     ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................................      (153,822)
    From net realized gain on investments.........................................................       (26,554)
                                                                                                     ------------
      Total dividends and distributions to shareholders...........................................      (180,376)
                                                                                                     ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................................     5,079,116
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions................................................................................       180,376
                                                                                                     ------------
                                                                                                       5,259,492
    Cost of shares redeemed.......................................................................       (52,177)
                                                                                                     ------------
      Increase in net assets derived from capital share transactions..............................     5,207,315
                                                                                                     ------------
      Net increase in net assets..................................................................     5,464,360
NET ASSETS:
  Beginning of period.............................................................................    10,000,000
                                                                                                     ------------
  End of period...................................................................................   $15,464,360
                                                                                                     =============
  Accumulated undistributed net investment income.................................................   $     2,378
                                                                                                     =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                      OCTOBER 1,
                                                                                                       1996 (a)
                                                                                                       THROUGH
                                                                                                     DECEMBER 31,
                                                                                                         1996
                                                                                                     ------------
Net asset value at beginning of period............................................................   $     10.00
                                                                                                     ------------
Net investment income.............................................................................          0.10
Net realized and unrealized gain on investments...................................................          0.29
                                                                                                     ------------
Total from investment operations..................................................................          0.39
                                                                                                     ------------
Less dividends and distributions:
  From net investment income......................................................................         (0.10)
  From net realized gain on investments...........................................................         (0.02)
                                                                                                     ------------
Total dividends and distributions.................................................................         (0.12)
                                                                                                     ------------
Net asset value at end of period..................................................................   $     10.27
                                                                                                     =============
Total investment return (b).......................................................................          3.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................................          5.14% +
  Net expenses....................................................................................          0.73% +
  Expenses (before reimbursement).................................................................          1.46% +
Portfolio turnover rate...........................................................................            15%
Average commission rate paid......................................................................   $    0.0537
Net assets at end of period (in 000's)............................................................   $    15,464

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.


GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM U.S. GOVERNMENT
& FEDERAL AGENCIES (98.2%)+
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (2.2%)
 Series 1858 Class B
 6.00%, due 12/15/05...............  $  925,000    $   914,881
 Series 1783-A Class A
 8.00%, due 2/15/00................     685,108        700,311
                                                   ------------
                                                     1,615,192
                                                   ------------
FEDERAL HOME LOAN
 MORTGAGE CORPORATION
 GOLD (MORTGAGE PASS-
 THROUGH SECURITY) (0.7%)
 7.00%, due 12/1/01................     500,000        505,155
                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (3.2%)
 Series 1993-224 Class PD
 5.25%, due 8/25/15................   1,000,000        991,560
 Series 1993-93 Class C
 5.50%, due 2/25/06................   1,343,482      1,327,104
                                                   ------------
                                                     2,318,664
                                                   ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (19.1%)
 6.00%, due 11/1/23................   1,182,077      1,103,765
 6.00%, due 1/23/27
 ARM COFI TBA (b)(c)(d)............   1,500,000      1,492,500
 6.52%, due 12/1/03................     525,000        519,298
 6.595%, due 1/31/03
 TBA (b)...........................     525,000        521,414
 6.605%, due 2/25/07
 TBA (b)...........................     825,000        809,177
 6.765%, due 1/1/07................   1,100,000      1,090,870
 6.80%, due 1/31/04
 TBA (b)...........................     775,000        778,139
 6.83%, due 12/1/02
 TBA (b)...........................   1,015,000      1,011,062
 6.835%, due 1/22/07
 TBA (b)...........................   1,100,000      1,096,106
 7.00%, due 8/1/11-1/1/24..........   3,350,068      3,339,135
 9.00%, due 1/1/05-6/1/25..........   2,105,504      2,221,162
                                                   ------------
                                                    13,982,628
                                                   ------------

------------
+ Percentages indicated are based on Fund net assets.

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH
 SECURITIES) (12.6%)
 6.50%, due 7/15/23................  $  494,663    $   474,258
 8.00%, due 12/15/23...............   4,439,191      4,555,009
 9.50%, due 12/15/17-5/15/22.......   3,857,628      4,196,075
                                                   ------------
                                                     9,225,342
                                                   ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II
 (MORTGAGE PASS-THROUGH
 SECURITIES) (2.4%)
 6.50%, due 1/20/23-2/20/23
 ARM (c)...........................   1,106,412      1,128,243
 7.00%, due 11/20/21-11/20/22 ARM
 (c)...............................     625,757        638,868
                                                   ------------
                                                     1,767,111
                                                   ------------
UNITED STATES TREASURY BONDS
 (22.2%)
 6.25%, due 8/15/23................   3,545,000      3,323,437
 6.50%, due 11/15/26...............   5,125,000      5,029,726
 8.875%, due 8/15/17...............   3,425,000      4,230,423
 11.25%, due 2/15/15...............   2,450,000      3,617,964
                                                   ------------
                                                    16,201,550
                                                   ------------
UNITED STATES TREASURY NOTES
 (35.8%)
 5.50%, due 11/15/98...............   3,565,000      3,541,043
 5.625%, due 11/30/00..............   1,275,000      1,251,884
 6.375%, due 3/31/01...............   5,850,000      5,889,312
 6.375%, due 8/15/02...............   4,425,000      4,454,028
 6.50%, due 5/15/05................   4,875,000      4,907,760
 7.875%, due 11/15/99..............     650,000        680,979
 7.875%, due 11/15/04 (a)..........   1,150,000      1,254,938
 9.00%, due 5/15/98................   4,025,000      4,194,815
                                                   ------------
                                                    26,174,759
                                                   ------------
Total Long-Term U.S. Government
 & Federal Agencies
 (Cost $71,512,688)................                 71,790,401
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (7.9%)
                                     PRINCIPAL
                                       AMOUNT         VALUE
                                     ---------------------
COMMERCIAL PAPER (1.3%)
American Express Credit Corp.
 6.55%, due 1/2/97.................  $  945,000    $   945,000
                                                   ------------
FEDERAL AGENCY (6.6%)
Federal Home Loan Bank
 6.82%, due 1/14/97 (a)............   4,850,000      4,838,312
                                                   ------------
Total Short-Term Investments
 (Cost $5,787,866).................                  5,783,312
                                                   ------------
Total Investments
 (Cost $77,300,554) (e)............       106.1%    77,573,713(f)
Liabilities in Excess of
 Cash and Other Assets.............        (6.1)    (4,451,173)
                                     ----------    ------------
Net Assets.........................       100.0%   $73,122,540
                                     ==========    ============

------------
(a) Segregated or partially segregated as collateral for TBA.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) ARM--Adjustable Rate Mortgage. Resets monthly.
(d) COFI--Cost of Funds Indexed.
(e) The cost for Federal income tax purposes is $77,572,943.
(f) At December 31, 1996 net unrealized appreciation was $770, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $360,025 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $359,255.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $77,300,554)........   $ 77,573,713
  Cash...................................          2,128
  Receivables:
    Interest.............................        834,086
    Investment securities sold...........        445,628
    Fund shares sold.....................         89,523
  Other assets...........................            199
                                            ------------
        Total assets.....................     78,945,277
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      5,753,923
    Adviser..............................         18,494
    Administrator........................          6,165
    Custodian............................          3,728
    NYLIAC...............................          1,948
    Directors............................             31
  Accrued expenses.......................         38,448
                                            ------------
        Total liabilities................      5,822,737
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 73,122,540
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $     76,234
  Additional paid-in capital.............     77,882,555
  Accumulated net realized loss on
    investments..........................     (5,109,408)
  Net unrealized appreciation on
    investments..........................        273,159
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $ 73,122,540
                                            ============
  Shares of capital stock outstanding....      7,623,425
                                            ============
  Net asset value per share
    outstanding..........................   $       9.59
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $  5,111,317
                                            ------------
  Expenses:
    Advisory.............................        209,179
    Administration.......................        139,453
    Shareholder communication............         47,140
    Recordkeeping........................         45,657
    Professional.........................         28,059
    Custodian............................         18,166
    Portfolio pricing....................          3,417
    Directors............................          3,200
    Miscellaneous........................          2,492
                                            ------------
        Total expenses before
          reimbursement..................        496,763
  Expense reimbursement from
    Administrator........................        (29,596)
                                            ------------
        Net expenses.....................        467,167
                                            ------------
  Net investment income..................      4,644,150
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments.......     (1,685,892)
  Net change in unrealized appreciation
    on investments.......................     (1,228,232)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (2,914,124)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  1,730,026
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  4,644,150    $  4,519,231
    Net realized gain (loss) on investments...........................................     (1,685,892)      1,575,754
    Net change in unrealized appreciation (depreciation) on investments...............     (1,228,232)      2,860,304
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      1,730,026       8,955,289
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (4,616,401)     (4,482,125)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     18,643,180      12,152,261
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      4,616,401       4,482,125
                                                                                         ------------    ------------
                                                                                           23,259,581      16,634,386
    Cost of shares redeemed...........................................................    (12,063,044)    (17,936,046)
                                                                                         ------------    ------------
      Increase (decrease) in net assets derived from capital share transactions.......     11,196,537      (1,301,660)
                                                                                         ------------    ------------
      Net increase in net assets......................................................      8,310,162       3,171,504
NET ASSETS:
  Beginning of year...................................................................     64,812,378      61,640,874
                                                                                         ------------    ------------
  End of year.........................................................................   $ 73,122,540    $ 64,812,378
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                      YEAR ENDED DECEMBER 31                 THROUGH
                                                           --------------------------------------------    DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------
Net asset value at beginning of period..................   $      10.01    $       9.21    $      10.15    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.65            0.75            0.75           0.82
Net realized and unrealized gain (loss) on
  investments...........................................          (0.42)           0.80           (0.94)         (0.25)
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           0.23            1.55           (0.19)          0.57
                                                           ------------    ------------    ------------    ------------
Less dividends:
  From net investment income............................          (0.65)          (0.75)          (0.75)         (0.42)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $       9.59    $      10.01    $       9.21    $     10.15
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................           2.28%          16.72%          (1.84%)         5.63%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           6.66%           7.80%           8.16%          8.46%+
  Net expenses..........................................           0.67%           0.67%           0.67%          0.67%+
  Expenses (before reimbursement).......................           0.71%           0.82%           0.87%          1.02%+
Portfolio turnover rate.................................            304%            592%            483%           501%
Net assets at end of period (in 000's)..................   $     73,123    $     64,812    $     61,641    $    46,766

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (60.5%)+
CONVERTIBLE BONDS (4.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CELLULAR TELEPHONE (1.3%)
United States Cellular Corp.
 (zero coupon), due 6/15/15......  $ 7,960,000    $  2,661,665
                                                  ------------
PUBLISHING (1.2%)
Hollinger, Inc., Series US
 (zero coupon), due 10/5/13
 (o).............................    7,030,000       2,486,862
                                                  ------------
TELECOMMUNICATION
 SERVICES (2.3%)
PLD Telekom, Inc.
 9.00%, due 6/1/06 (c)...........      500,000         500,000
Rogers Communications, Inc.
 (zero coupon), due 5/20/13
 (o).............................    6,100,000       2,379,000
Tele-Communications
 International, Inc.
 4.50%, due 2/15/06..............    2,500,000       1,868,750
                                                  ------------
                                                     4,747,750
                                                  ------------
Total Convertible Bonds
 (Cost $9,810,873)...............                    9,896,277
                                                  ------------
CORPORATE BONDS (44.2%)
AEROSPACE (1.2%)
K&F Industries, Inc.
 11.875%, due 12/1/03............       75,000          80,813
Sequa Corp.
 9.375%, due 12/15/03............    2,000,000       2,040,000
 9.625%, due 10/15/99............      400,000         412,000
                                                  ------------
                                                     2,532,813
                                                  ------------
AUTO PARTS (1.1%)
CSK Auto, Inc.
 11.00%, due 11/1/06 (c).........    1,600,000       1,680,000
Great Dane Holdings, Inc.
 12.75%, due 8/1/01..............      620,000         615,350
                                                  ------------
                                                     2,295,350
                                                  ------------
BUILDING MATERIALS (1.7%)
American Standard, Inc.
 (zero coupon), due 6/1/05
 10.50%, beginning 6/1/98........    3,000,000       2,790,000
Associated Materials, Inc.
 11.50%, due 8/15/03.............      650,000         666,250
                                                  ------------
                                                     3,456,250
                                                  ------------
BUILDINGS (1.9%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............    1,600,000       1,636,000
NVR, Inc.
 11.00%, due 4/15/03.............    2,200,000       2,310,000
                                                  ------------
                                                     3,946,000
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
CABLE (2.6%)
American Telecasting, Inc.
 Series B
 (zero coupon), due 8/15/05
 14.50%, beginning 8/15/00.......  $ 2,142,000    $    771,120
Heartland Wireless
 Communications, Inc.
 14.00%, due 10/15/04 (c)........    1,670,000       1,732,625
United International Holdings,
 Inc.
 (zero coupon), due 11/15/99.....    2,400,000       1,728,000
 Series B
 (zero coupon), due 11/15/99.....    1,600,000       1,152,000
                                                  ------------
                                                     5,383,745
                                                  ------------
CASINOS (5.5%)
Argosy Gaming Co.
 13.25%, due 6/1/04..............    2,000,000       1,865,000
Casino America, Inc.
 12.50%, due 8/1/03..............    2,650,000       2,510,875
Casino Magic Finance Corp.
 11.50%, due 10/15/01............    2,000,000       1,810,000
El Comandante Capital Corp.
 11.75%, due 12/15/03............    2,900,000       2,813,000
Horseshoe Gaming LLC, Series B
 12.75%, due 9/30/00.............      500,000         542,500
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01.............    2,000,000       1,670,000
                                                  ------------
                                                    11,211,375
                                                  ------------
CELLULAR TELEPHONE (1.0%)
Centennial Cellular Corp.
 8.875%, due 11/1/01.............    1,500,000       1,447,500
 10.125%, due 5/15/05............      500,000         503,750
PriCellular Wireless Corp.,
 Series B
 (zero coupon), due 11/15/01
 14.00%, beginning 11/15/97......       50,000          49,000
                                                  ------------
                                                     2,000,250
                                                  ------------
CHEMICALS (0.4%)
Uniroyal Chemical Co., Inc.
 9.00%, due 9/1/00...............      800,000         818,000
                                                  ------------
CHILD CARE SERVICES (0.5%)
La Petite Holdings Corp.
 9.625%, due 8/1/01..............    1,100,000       1,111,000
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (1.2%)
Unisys Corp.
 10.625%, due 10/1/99............    1,500,000       1,554,375
 11.75%, due 10/15/04............      750,000         800,625
                                                  ------------
                                                     2,355,000
                                                  ------------
CONSUMER DURABLES (0.4%)
Selmer Co., Inc.
 11.00%, due 5/15/05.............      650,000         706,875
                                                  ------------

The notes to the financial statements are an intergral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
ELECTRIC UTILITIES (1.2%)
Midland Funding Corp. I
 Series C-94
 10.33%, due 7/23/02.............  $ 1,784,382    $  1,900,367
Panda Funding Corp.
 11.625%, due 8/20/12 (c)........      600,000         621,000
                                                  ------------
                                                     2,521,367
                                                  ------------
EQUIPMENT FINANCING (1.2%)
Atlas Air, Inc.
 12.25%, due 12/1/02.............      650,000         724,750
GPA Delaware, Inc.
 8.75%, due 12/15/98.............    1,600,000       1,632,000
                                                  ------------
                                                     2,356,750
                                                  ------------
FOOD, BEVERAGES & TOBACCO (1.5%)
Great American Cookie Co.
 Series B
 10.875%, due 1/15/01............      450,000         411,750
National Tobacco Holding, LLC
 13.50%, due 5/17/03
 16.50%, beginning 6/1/01
 (e)(g)(q).......................    1,821,748       1,514,784
Penn Traffic Co.
 8.625%, due 12/15/03............      950,000         781,375
 11.50%, due 4/15/06.............      450,000         396,000
                                                  ------------
                                                     3,103,909
                                                  ------------
INDUSTRIAL (1.9%)
Monarch Marking Systems, Inc.
 12.50%, due 7/1/03..............    1,400,000       1,638,000
Newflo Corp., Series B
 13.25%, due 11/15/02............      350,000         387,187
Thermadyne Holdings Corp.
 10.75%, due 11/1/03.............    1,900,000       1,957,000
                                                  ------------
                                                     3,982,187
                                                  ------------
LEISURE (1.5%)
Bally's Health & Tennis Corp.
 13.00%, due 1/15/03.............    3,174,000       3,047,040
                                                  ------------
MACHINERY (1.1%)
Specialty Equipment Cos., Inc.
 11.375%, due 12/1/03............    2,000,000       2,185,000
                                                  ------------
MEDIA (4.6%)
Affiliated Newspaper Investments,
 Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99........    1,000,000         820,000
Allbritton Communications Co.
 Series B
 9.75%, due 11/30/07.............    1,400,000       1,358,000
American Media, Inc.
 Series XW
 (zero coupon), due 5/15/97......      750,000         727,500
Comcast Cellular Corp.
 Series A
 (zero coupon), due 3/5/00.......    1,700,000       1,224,000

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
MEDIA (Continued)
Garden State Newspapers, Inc.
 12.00%, due 7/1/04..............  $   300,000    $    327,000
General Media, Inc.
 10.625%, due 12/31/00...........    1,600,000       1,368,000
Park Communications, Inc.
 Series B
 13.75%, due 5/15/04 (g).........    1,000,000       1,125,000
Park Newspapers, Inc.
 Series B
 11.875%, due 5/15/04............    1,000,000       1,175,000
Spanish Broadcasting System, Inc.
 7.50%, due 6/15/02
 12.50%, beginning 6/15/97.......      250,000         263,750
 12.75%, due 6/1/01 (c)(h)(m)....      926,718         926,718
                                                  ------------
                                                     9,314,968
                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
Gaylord Container Corp.
 11.50%, due 5/15/01.............      900,000         972,000
                                                  ------------
POLLUTION & RELATED (0.3%)
ICF Kaiser International, Inc.
 13.00%, due 12/31/03............      200,000         190,500
 13.00%, due 12/31/03 (t1).......          450         429,750
                                                  ------------
                                                       620,250
                                                  ------------
RECREATION & ENTERTAINMENT (1.9%)
Affinity Group, Inc.
 11.50%, due 10/15/03............    2,000,000       2,080,000
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05.............    2,100,000       1,540,875
Marvel Holdings, Inc.
 Series B
 (zero coupon), due 4/15/98
 (a)(l)(w).......................    2,055,000         308,250
                                                  ------------
                                                     3,929,125
                                                  ------------
RESTAURANTS & LODGING (1.7%)
American Restaurant Group, Inc.
 Series 93
 13.00%, due 9/15/98.............      167,252         153,872
AmeriKing, Inc.
 10.75%, due 12/1/06.............      650,000         672,750
Family Restaurant, Inc.
 9.75%, due 2/1/02...............    2,700,000       1,957,500
Flagstar Corp.
 10.875%, due 12/1/02............      800,000         730,000
                                                  ------------
                                                     3,514,122
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
RETAIL (1.4%)
Brylane L.P., Series B
 10.00%, due 9/1/03..............  $   200,000    $    206,000
Guitar Center Management Co.
 11.00%, due 7/1/06 (c)..........      250,000         265,000
IHF Holdings, Inc.
 Series B
 (zero coupon), due 11/15/04
 15.00%, beginning 11/15/99......    2,200,000       1,738,000
Petro PSC Properties L.P.
 12.50%, due 6/1/02..............      400,000         406,000
Waban, Inc.
 11.00%, due 5/15/04.............      250,000         277,500
                                                  ------------
                                                     2,892,500
                                                  ------------
STEEL, ALUMINUM & OTHER METALS
 (1.5%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.............      800,000         814,000
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.............    2,000,000       2,305,000
                                                  ------------
                                                     3,119,000
                                                  ------------
TELECOMMUNICATION EQUIPMENT
 (2.5%)
Telex Communications, Inc.
 12.00%, due 7/15/04.............    4,680,000       5,171,400
                                                  ------------
TELECOMMUNICATION SERVICES (2.0%)
Microcell Telecommunications,
 Inc.
 Series B
 (zero coupon), due 6/1/06
 14.00%, beginning 12/1/01.......    1,700,000         947,750
Paging Network, Inc.
 11.75%, due 5/15/02.............    2,000,000       2,155,000
ProNet, Inc.
 11.875%, due 6/15/05............    1,050,000         989,625
                                                  ------------
                                                     4,092,375
                                                  ------------
TEXTILE & APPAREL (1.6%)
Hosiery Corp. of America, Inc.
 13.75%, due 8/1/02..............    3,029,000       3,347,045
                                                  ------------
UTILITIES (0.3%)
Consolidated Hydro, Inc.
 Series B
 (zero coupon), due 7/15/03
 12.00%, beginning 7/15/98.......    1,575,000         551,250
                                                  ------------
Total Corporate Bonds
 (Cost $87,085,618)..............                   90,536,946
                                                  ------------

U.S. GOVERNMENT &
FEDERAL AGENCY (2.7%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.6%)
 Series B
 12.00%, due 6/26/98.............  $ 5,000,000    $  5,422,650
                                                  ------------
UNITED STATES TREASURY NOTE
 (0.1%)
 9.125%, due 5/15/99.............      100,000         106,859
                                                  ------------
Total U.S. Government &
 Federal Agency
 (Cost $5,628,661)...............                    5,529,509
                                                  ------------
YANKEE BONDS (8.8%)
CABLE (1.5%)
Australis Holdings Property Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning 11/1/00
 (c)(t2).........................        2,000       1,150,000
TeleWest, PLC
 (zero coupon), due 10/1/07
 11.00%, beginning 10/1/00.......    2,600,000       1,813,500
                                                  ------------
                                                     2,963,500
                                                  ------------
CELLULAR TELEPHONE (1.2%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........    1,200,000         744,000
Occidente y Caribe Celular, S.A.
 (zero coupon), due 3/15/04
 14.00%, beginning 3/15/01 (c)...    3,000,000       1,785,000
                                                  ------------
                                                     2,529,000
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (0.6%)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00.......    2,000,000       1,310,000
                                                  ------------
MEDIA (3.5%)
Grupo Televisa, S.A.
 (zero coupon), due 5/15/08
 13.25%, beginning 5/15/01.......      600,000         396,000
Kabelmedia Holding GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.......    3,300,000       1,856,250
Le Groupe Videotron Ltee
 10.625%, due 2/15/05............    3,900,000       4,290,000
Videotron Ltee
 10.25%, due 10/15/02............      500,000         531,250
                                                  ------------
                                                     7,073,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
PAPER & FOREST PRODUCTS (0.8%)
FSW International Finance Co.
 12.50%, due 11/1/06 (c).........  $ 1,500,000    $  1,590,000
                                                  ------------
REAL ESTATE (0.4%)
Trizec Finance Ltd.
 10.875%, due 10/15/05...........      800,000         888,000
                                                  ------------
TELECOMMUNICATION SERVICES (0.8%)
Clearnet Communications, Inc.
 (zero coupon), due 12/15/05
 14.75%, beginning 12/15/00......    2,650,000       1,656,250
                                                  ------------
Total Yankee Bonds
 (Cost $17,146,443)..............                   18,010,250
                                                  ------------
Total Long-Term Bonds
 (Cost $119,671,595).............                  123,972,982
                                                  ------------

                     COMMON STOCKS (6.2%)
                                     SHARES
                                   -----------
BUILDINGS (0.3%)
NVR, Inc. (a)....................       40,000         520,000
                                                  ------------
CABLE (0.7%)
United International Holdings,
 Inc.
 Class A (a).....................      122,000       1,494,500
                                                  ------------
CASINOS (0.9%)
Casino America, Inc. (a).........        7,053          22,481
Colorado Gaming & Entertainment
 Co. (a).........................       12,488          62,440
Grand Casinos, Inc. (a)..........       59,200         799,200
Station Casinos, Inc. (a)........       92,000         931,500
                                                  ------------
                                                     1,815,621
                                                  ------------
CHEMICALS (0.0%) (b)
Millennium Chemicals, Inc. (a)...        2,464          43,736
                                                  ------------
CONGLOMERATES (0.1%)
Hanson, PLC ADR (d)..............       34,500         232,875
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.4%)
Imperial Tobacco Group, PLC ADR
 (a)(d)..........................        8,625         111,290
RJR Nabisco Holdings Corp. ......       22,300         758,200
                                                  ------------
                                                       869,490
                                                  ------------
GAS UTILITIES (0.5%)
UGI Corp. .......................       46,200       1,033,725
                                                  ------------
                                     SHARES          VALUE
                                   -----------------------
MEDIA (1.2%)
Comcast Corp., Class A...........       69,500    $  1,224,938
Le Groupe Videotron Ltee (v).....       69,000         578,901
Matav-Cable Systems Media Ltd.
 ADR (a)(d)......................       24,500         382,813
Metromedia International Group
 Inc. (a)........................       32,400         319,950
                                                  ------------
                                                     2,506,602
                                                  ------------
RECREATION & ENTERTAINMENT (0.1%)
Steinway Musical Instruments,
 Inc. (a)........................        4,100          71,238
                                                  ------------
RESTAURANTS & LODGING (0.4%)
Bob Evans Farms, Inc. ...........       10,000         135,000
Lone Star Steakhouse &
 Saloon, Inc. (a)................       22,000         588,500
                                                  ------------
                                                       723,500
                                                  ------------
RETAIL (0.1%)
Claire's Stores, Inc. ...........       20,000         262,500
                                                  ------------
STEEL, ALUMINUM & OTHER METALS
 (0.1%)
Ryerson Tull, Inc., Class A
 (a).............................       19,500         263,250
                                                  ------------
TELECOMMUNICATION SERVICES (1.4%)
AirTouch Communications, Inc.
 (a).............................       83,000       2,095,750
Clearnet Communications, Inc.
 Class A (a).....................       20,000         220,000
Paging Network, Inc. (a).........       23,100         352,275
Rogers Communications, Inc. Class
 B (a)(v)........................       30,000         218,866
                                                  ------------
                                                     2,886,891
                                                  ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a).............................          500           3,000
                                                  ------------
Total Common Stocks
 (Cost $12,756,816)..............                   12,726,928
                                                  ------------
PREFERRED STOCKS (3.0%)
CABLE (0.3%)
TCI Pacific Communications, Inc.
 5.00% (p).......................        7,500         685,312
                                                  ------------
CASINOS (0.2%)
Station Casinos, Inc.
 7.00% (p).......................        9,500         454,813
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

PREFERRED STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
DRUGS (0.7%)
ICN Pharmaceuticals, Inc. Series
 B (c)(g)(p).....................        1,500    $  1,500,000
                                                  ------------
EQUIPMENT FINANCING (0.2%)
GPA Group, PLC (a)(q)............    1,000,000         440,000
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.1%)
National Tobacco Holding, LLC
 14.50% (e)(h)(i)(q).............      242,903         138,236
                                                  ------------
MEDIA (1.0%)
Paxson Communications Corp.
 12.50% (h)......................        1,000         945,000
Spanish Broadcasting System, Inc.
 Series A (c)(h).................          994         984,060
                                                  ------------
                                                     1,929,060
                                                  ------------
TELECOMMUNICATION SERVICES (0.5%)
K-III Communications Corp.
 10.00%, Series D................       10,000         980,000
                                                  ------------
Total Preferred Stocks
 (Cost $5,944,126)...............                    6,127,421
                                                  ------------
WARRANTS (0.6%)
CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular, S.A.
 expire 3/15/04 (a)(c)...........       12,000             120
                                                  ------------
DOMESTIC OIL & GAS (0.1%)
TransAmerican Refining Corp.
 expire 2/15/02 (a)..............       30,000          75,000
                                                  ------------
FOOD, BEVERAGES & TOBACCO (0.3%)
Cookies USA, Inc.
 expire 1/15/01 (a)(c)...........           81             810
National Tobacco Holding, LLC
 Class A
 expire 5/17/06 (a)(e)(j)(q).....      617,283         617,283
 expire 5/17/06 (a)(e)(k)(q).....       79,410               0(u)
                                                  ------------
                                                       618,093
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
MEDIA (0.2%)
General Media, Inc.
 expire 12/21/00 (a).............          900    $      4,500
Park Communications, Inc. (a)....       10,000         205,000
Spanish Broadcasting System, Inc.
 expire 6/29/99 (a)(c)...........        1,100         198,000
                                                  ------------
                                                       407,500
                                                  ------------
POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
 expire 12/31/98 (a).............          960             360
                                                  ------------
RETAIL (0.0%) (b)
Petro PSC Properties L.P.
 expire 6/1/97 (a)...............          400          20,400
                                                  ------------
TELECOMMUNICATION SERVICES (0.0%)
 (b)
Microcell Telecommunications,
 Inc.
 expire 6/1/06 (a)(c)............        6,800          47,600
 expire 6/1/06 (a)(c)(n).........        6,800           1,700
                                                  ------------
                                                        49,300
                                                  ------------
Total Warrants
 (Cost $905,932).................                    1,170,773
                                                  ------------
PURCHASED PUT OPTION (0.0%) (b)
                                    NOTIONAL
                                    PRINCIPAL
                                     AMOUNT
                                    ----------
FOOD, BEVERAGES & TOBACCO (0.0%)
 (b)
Underlying security
 RJR Nabisco, Inc.
 8.75%, due 8/15/05
 expire 10/6/97 (f)..............  $ 2,000,000          12,000
                                                  ------------
Total Purchased Put Option
 (Cost $40,000)..................                       12,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (28.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                       -----------------------
SHORT-TERM BOND (0.9%)
RETAIL (0.9%)
Cosmar Corp.
 11.50%, due 12/4/97
 (c)(g)(m)(q)....................  $ 1,800,000    $  1,800,000
                                                  ------------
U.S. GOVERNMENT (27.9%)
United States Treasury Note
 8.50%, due 4/15/97..............   56,775,000      57,271,781
                                                  ------------
Total Short-Term Investments
 (Cost $59,299,138)..............                   59,071,781
                                                  ------------
Total Investments
 (Cost $198,617,607) (r).........         99.1%    203,081,885(s)
Cash and Other Assets,
 Less Liabilities................          0.9       1,919,150
                                   -----------    ------------
Net Assets.......................        100.0%   $205,001,035
                                   =============  ==============

------------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  ADR--American Depository Receipt.
(e)  Fair valued securities. Aggregate at 1.10% of net assets.
(f) Purchased put option is based on spread between the risk/duration of RJR Nabisco, Inc., 8.75% Note due 8/15/05, multiplied by the yield on the RJR Nabisco bond less the yield on the U.S. Treasury Bond 6.50%, due 8/15/05, less 3.50%, multiplied by the notional principal.
(g) CIK ("Cash in Kind") interest or dividend payment is made with cash or additional securities.
(h) PIK ("Payment in Kind") interest or dividend payment is made with additional securities.
(i) The 8.89% preferred membership interest entitles the Fund to a Payment in Kind dividend of 14.50% for the first five years beginning June 30, 1996 and 17.50% for the sixth and seventh year.
(j) The warrants entitle the Fund to 3.4545% of the voting rights and dividend payments.
(k) The redeemable warrants can be redeemed by National Tobacco Corp. for nominal consideration during the first five years, only on a pro-rata basis with prepayment of the subordinated notes.
(l)  Issue in default.
(m)  Floating rate. Rate shown is the rate in effect at December 31, 1996.
(n)  Conditional warrants.
(o)  Yankee bond.
(p)  Convertible preferred stock.
(q)  Restricted securities.
(r)  The cost for Federal income tax purposes is $198,840,632.
(s) At December 31, 1996 net unrealized appreciation was $4,241,253, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,168,119 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,926,866.
(t1) 450 Units--each unit reflects $1,000 principal amount of 13.00% Senior Subordinated Notes, plus 7 warrants to acquire 1 share of common stock at $2.30 per share at a future date.
(t2) 2,000 Units--each unit reflects $1,000 principal amount of 15.00% Senior Discounted Notes, plus 1 warrant to acquire 186.527 shares of Australis Media common stock at $0.20 per share at a future date.
(u)  Security has no value.
(v)  Canadian security.
(w)  Issuer in bankruptcy.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $198,617,607).......   $203,081,885
  Receivables:
    Dividends and interest...............      3,663,250
    Fund shares sold.....................      1,200,477
  Other assets...........................            213
                                            ------------
        Total assets.....................    207,945,825
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      2,779,009
    Adviser..............................         49,200
    NYLIAC...............................         29,530
    Administrator........................         16,400
    Custodian............................         14,638
    Organization.........................            480
    Directors............................             65
  Accrued expenses.......................         55,468
                                            ------------
        Total liabilities................      2,944,790
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $205,001,035
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,556
  Additional paid-in capital.............    198,929,364
  Accumulated undistributed net
    investment income....................         50,573
  Accumulated undistributed net realized
    gain on investments..................      1,380,264
  Net unrealized appreciation on
    investments..........................      4,464,278
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $205,001,035
                                            ============
  Shares of capital stock outstanding....     17,655,632
                                            ============
  Net asset value per share
    outstanding..........................   $      11.61
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    306,663
    Interest.............................     10,189,398
                                            ------------
        Total income.....................     10,496,061
                                            ------------
  Expenses:
    Advisory.............................        340,200
    Administration.......................        226,800
    Shareholder communication............        100,440
    Recordkeeping........................         64,607
    Professional.........................         53,699
    Custodian............................          9,153
    Directors............................          4,156
    Portfolio pricing....................          4,062
    Amortization of organization
      expense............................          3,871
    Miscellaneous........................          1,982
                                            ------------
        Total expenses before
          reimbursement..................        808,970
  Expense reimbursement from
    Administrator........................        (49,190)
                                            ------------
        Net expenses.....................        759,780
                                            ------------
  Net investment income..................      9,736,281
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      4,084,739
  Net change in unrealized appreciation
    on investments.......................      3,943,445
                                            ------------
  Net realized and unrealized gain on
    investments..........................      8,028,184
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 17,764,465
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,850.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 9,736,281     $ 1,500,585
    Net realized gain on investments..............................................     4,084,739         172,097
    Net change in unrealized appreciation on investments..........................     3,943,445         520,833
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    17,764,465       2,193,515
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (9,685,708)     (1,500,585)
    From net realized gain on investments.........................................    (2,622,325)       (172,097)
    In excess of net realized gain on investments.................................            --         (89,526)
                                                                                     ------------    ------------
      Total dividends and distributions to shareholders...........................   (12,308,033)     (1,762,208)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................   146,492,029      31,553,312
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................    12,308,033       1,762,208
                                                                                     ------------    ------------
                                                                                     158,800,062      33,315,520
    Cost of shares redeemed.......................................................    (2,569,930)       (432,356)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............   156,230,132      32,883,164
                                                                                     ------------    ------------
      Net increase in net assets..................................................   161,686,564      33,314,471
NET ASSETS:
  Beginning of period.............................................................    43,314,471      10,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $205,001,035    $43,314,471
                                                                                     =============   =============
  Accumulated undistributed net investment income.................................   $    50,573     $        --
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     10.55     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.59            0.37
Net realized and unrealized gain on investments...................................          1.22            0.61
                                                                                     ------------    ------------
Total from investment operations..................................................          1.81            0.98
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.59)          (0.37)
  From net realized gain on investments...........................................         (0.16)          (0.04)
  In excess of net realized gain on investments...................................            --           (0.02)
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.75)          (0.43)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     11.61     $     10.55
                                                                                     =============   =============
Total investment return (b).......................................................         17.16%          10.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          8.59%          10.02% +
  Net expenses....................................................................          0.67%           0.67% +
  Expenses (before reimbursement).................................................          0.71%           1.25% +
Portfolio turnover rate...........................................................           149%             95%
Average commission rate paid......................................................   $    0.0613             (c)
Net assets at end of period (in 000's)............................................   $   205,001     $    43,314

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY VP SERIES
                                                                FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                    COMMON STOCKS (90.2%)+
                                       SHARES         VALUE
                                     ---------------------
AUSTRALIA (4.6%)
Amcor, Ltd. (forest products &
 paper)............................      13,000    $   83,532
Boral, Ltd. (building materials &
 components).......................      22,100        62,840
Brambles Industries, Ltd. (business
 & public services)................       4,300        83,846
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................      24,900       354,403
Coles Myer, Ltd. (merchandising)...      24,470       100,675
CRA, Ltd. (metals-nonferrous)......       3,225        50,589
CSR, Ltd. (multi-industry).........      19,200        67,099
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............      28,920        58,573
Mount Isa Mines Holdings, Ltd.
 (metals-nonferrous)...............      22,461        31,398
National Australia Bank, Ltd.
 (banking).........................      23,120       271,775
News Corp., Ltd. (broadcasting &
 publishing).......................      17,039        89,861
Pacific Dunlop, Ltd.
 (multi-industry)..................      27,400        69,640
Santos, Ltd. (energy sources)......      15,500        62,786
Westpac Banking Corp., Ltd.
 (banking).........................      19,400       110,325
WMC, Ltd. (metals-nonferrous)......      14,600        91,957
                                                   -----------
                                                    1,589,299
                                                   -----------
AUSTRIA (3.2%)
Austrian Airlines Oesterreichische
 Luftverkehrs AG (transportation-
 airlines) (a).....................         150        22,833
Bank Austria AG (banking)..........       2,950       217,722
Creditanstalt-Bankverein Stamm AG
 (banking).........................       2,050       138,627
EA-Generali AG (insurance).........         350       103,326
Flughafen Wien AG (transportation-
 airlines).........................       1,200        61,110
Oesterreichische Brau-Beteiligungs
 AG (beverages & tobacco)..........         750        50,856
OMV AG (energy sources)............       1,650       185,861
Verbundgesellschaft-Oesterreichische
 Elektrizitatswirtschafts AG Class
 A (utilities-electrical & gas)....       1,350       100,943
Voest-Alpine Technologie AG
 (machinery & engineering).........         850       133,269
Wienerberger Baustoffindustrie AG
 (building materials &
 components).......................         500        96,868
                                                   -----------
                                                    1,111,415
                                                   -----------
FRANCE (9.9%)
Alcatel Alsthom, SA (electrical &
 electronics)......................       1,348       108,073
AXA, SA (insurance)................       2,493       158,248
Carrefour, SA (merchandising)......         515       334,434
Compagnie de Saint Gobain, SA
 (miscellaneous-materials &
 commodities)......................       1,521       214,747

------------
+ Percentages indicated are based on Fund net assets.

                                       SHARES         VALUE
                                     ----------------------
FRANCE (Continued)
Compagnie de Suez, SA (banking)....       2,112    $   89,619
Compagnie Financiere de Paribas, SA
 Class A (banking).................       1,451        97,938
Compagnie Generale des Eaux, SA
 (business & public services)......       1,337       165,365
Elf Aquitaine, SA (energy
 sources)..........................       2,212       200,958
Eridania Beghin-Say, SA (food &
 household products)...............         550        88,339
Groupe Danone, SA (food & household
 products).........................       1,086       151,032
Havas, SA (business & public
 services).........................       1,311        91,792
Lafarge, SA (building materials &
 components).......................         860        51,497
L'Air Liquide, SA (chemicals)......       1,423       221,713
L'Oreal, SA (health & personal
 care).............................         737       277,009
LVMH (Moet Hennessy Louis Vuitton),
 SA (beverages & tobacco)..........       1,070       298,231
Lyonnaise des Eaux, SA
 (multi-industry)..................       1,187       110,258
Michelin (CGDE), SA Class B (tire &
 rubber)...........................       1,253        67,510
Pernod-Ricard, SA (beverages &
 tobacco)..........................         430        23,738
Pinault-Printemps-Redoute, SA
 (building materials &
 components).......................         250        98,966
PSA Peugeot, SA (automobiles)......         150        16,850
Rhone-Poulenc, SA Class A
 (chemicals).......................       1,468        49,952
Schneider, SA (machinery &
 engineering)......................       1,567        72,310
Societe Generale, SA (banking).....       1,134       122,371
Thomson CSF, SA (aerospace &
 military technology)..............       3,047        98,641
Total, SA Class B (energy
 sources)..........................       2,584       209,752
                                                   -----------
                                                    3,419,343
                                                   -----------
GERMANY (8.9%)
Allianz AG Holding (insurance).....         250       454,218
BASF AG (chemicals)................       8,650       332,729
Bayer AG (chemicals)...............       9,150       372,861
Daimler-Benz AG (automobiles)
 (a)...............................       2,000       137,563
Deutsche Bank AG (banking).........       3,200       149,295
Deutsche Telekom AG
 (telecommunications) (a)..........      19,550       411,650
Dresdner Bank AG (banking).........       9,850       294,648
Karstadt AG (merchandising)........          50        16,871
Linde AG (machinery &
 engineering)......................          50        30,498
Mannesmann AG (machinery &
 engineering)......................          50        21,640
Preussag AG (multi-industry).......          50        11,307
RWE AG (utilities-electrical &
 gas)..............................         500        21,154
Siemens AG (electrical &
 electronics)......................      11,700       550,415
Thyssen AG (metals-steel)..........          50         8,857
VEBA AG (utilities-electrical &
 gas)..............................       3,200       184,802
Viag AG (multi-industry)...........         150        58,789
Volkswagen AG (automobiles)........          50        20,764
                                                   -----------
                                                    3,078,061
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
HONG KONG (3.9%)
Cheung Kong (Holdings), Ltd. (real
 estate)...........................      21,000    $  186,652
China Light & Power Co., Ltd.
 (utilities-electrical & gas)......      38,500       171,222
Hang Seng Bank, Ltd. (banking).....      12,400       150,692
Hong Kong Telecommunications, Ltd.
 (telecommunications)..............     126,800       204,094
Hutchison Whampoa, Ltd. (multi-
 industry).........................      24,000       188,495
Sun Hung Kai Properties, Ltd. (real
 estate)...........................      16,000       195,993
Swire Pacific, Ltd. Class A (multi-
 industry).........................      25,500       243,133
                                                   -----------
                                                    1,340,281
                                                   -----------
ITALY (6.2%)
Assicurazioni Generali S.p.A.
 (insurance).......................      11,880       224,740
Banca Commerciale Italiana S.p.A.
 (banking).........................      28,000        50,850
Benetton Group S.p.A. (textile &
 apparel)..........................       4,000        50,508
Credito Italiano S.p.A.
 (banking).........................      12,000        13,155
Edison S.p.A. (energy sources).....       4,000        25,267
Ente Nazionale Idrocarburi S.p.A.
 (energy sources)..................     118,000       604,459
Fiat S.p.A. (automobiles)..........      38,000       114,768
Fiat S.p.A. di Risp
 (automobiles).....................       6,000        10,502
Istituto Bancario San Paolo di
 Torino S.p.A. (banking)...........      23,000       140,746
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................      72,000        93,615
Italgas S.p.A.
 (utilities-electrical & gas)......       5,000        20,842
Mediobanca S.p.A. (financial
 services).........................      10,000        53,857
Montedison S.p.A. (multi-industry)
 (a)...............................      22,940        15,608
Olivetti Group S.p.A. (data
 processing & reproduction) (a)....      30,000        10,561
Parmalat Finanziaria S.p.A. (food &
 household products)...............      35,000        53,430
Pirelli S.p.A. (industrial
 components).......................      26,000        48,159
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       5,200        48,416
Sirti S.p.A.
 (telecommunications)..............       3,000        18,161
Telecom Italia S.p.A.
 (telecommunications)..............     108,000       279,992
Telecom Italia S.p.A. di Risp
 (telecommunications)..............       8,000        15,581
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      91,000       229,632
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........       6,000         8,547
                                                   -----------
                                                    2,131,396
                                                   -----------
JAPAN (29.3%)
Ajinomoto Co., Inc. (food &
 household products) (b)...........       3,000        30,497
Asahi Bank, Ltd. (banking) (b).....      17,000       150,849

                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Asahi Chemical Industry Co., Ltd.
 (chemicals) (b)...................      19,000       107,377
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 components) (b)...................      10,000    $   93,903
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (b).....................       4,000        74,089
Bridgestone Corp. (industrial
 components) (b)...................       3,000        56,859
Canon, Inc. (recreation & other
 consumer goods) (b)...............       8,000       176,435
Chiba Bank, Ltd. (banking) (b).....       6,000        40,835
Dai Nippon Printing Co., Ltd.
 (business & public services)
 (b)...............................       5,000        87,442
Daiei, Inc. (merchandising) (b)....      10,000        76,243
Daiwa House Industry Co., Ltd.
 (construction & housing) (b)......      13,000       166,872
Denso Corp. (industrial
 components).......................       8,000       192,287
Fanuc, Ltd. (electronic components
 & instruments) (b)................       2,000        63,923
Fuji Bank, Ltd. (banking) (b)......      16,000       232,950
Fuji Photo Film, Ltd. (recreation &
 other consumer goods).............       2,000        65,819
Fujitsu, Ltd. (data processing &
 reproduction).....................      11,000       102,346
Furukawa Electric Co. (industrial
 components).......................      15,000        70,944
Hankyu Corp. (transportation-road &
 rail).............................       3,000        14,861
Hitachi Corp., Ltd. (electrical &
 electronics)......................      20,000       186,084
Honda Motor Co., Ltd.
 (automobiles).....................       6,000       171,094
Industrial Bank of Japan, Ltd.
 (banking).........................      19,000       329,007
Ito-Yokado Co., Ltd.
 (merchandising)...................       3,000       130,259
Itochu Corp. (wholesale &
 international trade)..............      30,000       160,756
Japan Airlines Co. (transportation-
 airlines) (a).....................       9,000        47,684
Japan Energy Corp. (energy
 sources)..........................      28,000        75,984
Joyo Bank (banking)................       3,000        18,040
Kajima Corp. (construction &
 housing)..........................       2,000        14,266
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        62,028
Kao Corp. (food & household
 products).........................      20,000       232,605
Kawasaki Steel Corp.
 (metals-steel)....................       6,000        17,213
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)......       7,000        43,600
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................      11,000       108,032
Komatsu, Ltd. (machinery &
 engineering)......................      10,000        81,842
Kubota Corp. (machinery &
 engineering)......................      35,000       168,552
Marubeni Corp. (wholesale &
 international trade)..............      17,000        72,935
Marui Co., Ltd. (merchandising)....       2,000        36,011
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................       8,000       130,259

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Mitsubishi Chemical Corp.
 (chemicals).......................      10,000    $   32,306
Mitsubishi Corp.
 (multi-industry)..................       5,000        51,690
Mitsubishi Electric Corp.
 (electrical & electronics)........      35,000       208,052
Mitsubishi Estate Co., Ltd.
 (construction & housing)..........       3,000        30,756
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).........      71,000       562,732
Mitsubishi Trust & Banking Co.
 (financial services)..............      13,000       173,592
Mitsui Engineering & Shipbuilding
 Co., Ltd. (machinery &
 engineering) (a)..................      21,000        42,696
Mitsui Fudosan Co. (construction &
 housing)..........................       6,000        59,960
Mitsui Marine & Fire Insurance Co.,
 Ltd. (insurance)..................      15,000        80,507
Mitsui Trust & Banking Co.
 (financial services)..............       3,000        23,390
Mitsukoshi, Ltd. (merchandising)...       3,000        21,245
NEC Corp. (electrical &
 electronics)......................       8,000        96,488
Nippon Express Co., Ltd.
 (transportation-road & rail)......      28,000       191,529
Nippon Oil Co., Ltd. (energy
 sources)..........................       8,000        41,007
Nippon Paper Industries Co. (forest
 products & paper).................       6,000        27,913
Nippon Steel Corp.
 (metals-steel)....................      70,000       206,243
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).........       5,000        22,571
Nissan Motor Co., Ltd.
 (automobiles).....................      27,000       156,311
NKK Corp. (metals-steel) (a).......      58,000       130,414
Nomura Securities Co., Ltd.
 (financial services)..............      17,000       254,832
Obayashi Corp. (construction &
 housing)..........................       5,000        33,685
Oji Paper Co., Ltd. (forest
 products & paper).................       2,000        12,630
Osaka Gas Co. (utilities-electrical
 & gas)............................       6,000        16,386
Sakura Bank, Ltd. (banking)........      18,000       128,398
Sankyo Co., Ltd. (health & personal
 care).............................       2,000        56,514
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................       6,000        24,811
Sekisui Chemical Co. (building
 materials & components)...........       2,000        20,159
Sekisui House, Ltd. (construction &
 housing)..........................       2,000        20,331
Sharp Corp. (appliances & household
 durables).........................       5,000        71,074
Shimizu Corp. (construction &
 housing)..........................       4,000        29,808
Shiseido Co., Ltd. (health &
 personal care)....................       8,000        92,353
Sony Corp. (appliances & household
 durables).........................       4,000       261,551
Sumitomo Bank, Ltd. (banking)......      14,000       201,419
Sumitomo Chemical Co.
 (chemicals).......................       6,000        23,726

                                       SHARES         VALUE
                                     ---------------------
JAPAN (Continued)
Sumitomo Corp. (wholesale &
 international trade)..............      14,000    $  110,117
Sumitomo Electric Industries
 (industrial components)...........      12,000       167,476
Sumitomo Marine & Fire Insurance
 Co. (insurance)...................       7,000        43,420
Sumitomo Metal Industries, Ltd.
 (metals-steel)....................       8,000        19,642
Sumitomo Metal Mining Co. (metals-
 nonferrous).......................       4,000        26,913
Taisei Corp. (construction &
 housing)..........................      19,000        98,211
Taisho Pharmaceutical Co. (health &
 personal care)....................       1,000        23,519
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       6,000       125,607
Teijin, Ltd. (chemicals)...........     102,000       444,637
Tobu Railway Co., Ltd.
 (transportation-road & rail)......      14,000        68,386
Tohoku Electric Power (utilities-
 electrical & gas).................       1,000        19,814
Tokai Bank (banking)...............      11,000       114,666
Tokio Marine & Fire Insurance Co.
 (insurance).......................       9,000        84,513
Tokyo Dome Corp. (leisure &
 tourism)..........................       2,000        34,805
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       6,000       131,293
Tokyo Gas Co., Ltd. (utilities-
 electrical & gas).................      15,000        40,577
Tokyu Corp. (transportation-road &
 rail).............................       5,000        28,343
Toppan Printing Co., Ltd. (business
 & public services)................       8,000        99,934
Tostem Corp. (building materials &
 components).......................       1,000        27,568
Toto, Ltd. (building materials &
 components).......................       1,000        11,372
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).........       1,000        18,694
Toyota Motor Corp. (automobiles)...      30,000       860,638
Yamaichi Securities Co., Ltd.
 (financial services)..............      15,000        66,551
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       3,000        61,511
Yamazaki Baking Co., Ltd. (food &
 household products)...............       1,000        15,938
Yasuda Trust & Banking (financial
 services).........................      15,000        63,449
                                                   -----------
                                                   10,105,455
                                                   -----------
MALAYSIA (2.3%)
AMMB Holdings Berhad (financial
 services).........................       4,000        33,577
DCB Holdings Berhad (financial
 services).........................       5,000        17,125
Edaran Otomobil Nasional Berhad
 (automobiles).....................       2,000        19,996

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
MALAYSIA (Continued)
Golden Hope Plantations Berhad
 (miscellaneous-materials &
 commodities)......................      28,000    $   47,674
Hume Industries Berhad (building
 materials & components)...........       5,000        31,479
Malayan Banking Berhad (banking)...       9,000        99,782
Malaysia International Shipping
 Berhad
 Foreign Registered
 (transportation-shipping).........       9,000        26,727
Malaysian Resources Corp. Berhad
 (real estate).....................       7,000        27,579
Resorts World Berhad (leisure &
 tourism)..........................      15,000        68,303
Rothmans of Pall Mall Berhad
 (beverages & tobacco).............       4,000        41,972
Sime Darby Berhad
 (multi-industry)..................      26,000       102,435
Technology Resources Industries
 Berhad (multi-industry) (a).......       7,000        13,803
Telekom Malaysia Berhad
 (telecommunications)..............      11,000        98,000
Tenaga Nasional Berhad (utilities-
 electrical & gas).................      16,000        76,658
United Engineers, Ltd. (machinery &
 engineering)......................       9,000        81,251
YTL Corp. Berhad
 (multi-industry)..................       3,000        16,155
                                                   -----------
                                                      802,516
                                                   -----------
NETHERLANDS (2.0%)
Elsevier NV (broadcasting &
 publishing).......................       2,900        48,956
ING Groep NV (insurance)...........       2,570        92,415
Koninklijke PTT Nederland NV
 (forest products & paper).........       1,626        61,948
Philips Electronics NV (appliances
 & household durables).............       1,200        48,562
Royal Dutch Petroleum Co. (energy
 sources)..........................       1,600       280,182
Unilever CVA NV (food & household
 products).........................         600       106,005
Wolters Kluwer CVA NV (broadcasting
 & publishing).....................         301        39,936
                                                   -----------
                                                      678,004
                                                   -----------
NORWAY (2.5%)
Bergesen d.y. ASA Class A
 (transportation-shipping).........       3,900        95,280
Bergesen d.y. ASA Class B
 (transportation-shipping).........         500        11,902
Dyno Industrier ASA (chemicals)....         500        12,685
Hafslund ASA Class A (energy
 sources)..........................       1,000         7,361
Hafslund ASA Class B (energy
 sources)..........................         600         4,106
Kvaerner ASA Class B (machinery &
 engineering)......................         400        17,352
Norsk Hydro ASA (energy sources)...       9,000       486,268
Norske Skogindustrier ASA Class A
 (forest products & paper).........       1,300        43,365
Nycomed ASA Class A (health &
 personal care) (a)................       1,000        15,269

                                       SHARES         VALUE
                                     ---------------------
NORWAY (Continued)
Nycomed ASA Class B (health &
 personal care) (a)................         600    $    9,209
Orkla ASA Class A
 (multi-industry)..................       2,100       146,350
                                                   -----------
                                                      849,147
                                                   -----------
SINGAPORE (4.8%)
City Developments, Ltd. (real
 estate)...........................      14,000       126,106
DBS Land, Ltd. (real estate).......      21,000        77,315
Development Bank of Singapore, Ltd.
 Foreign Registered (banking)......      11,000       148,626
Fraser & Neave, Ltd. (beverages &
 tobacco)..........................       8,000        82,355
Keppel Corp., Ltd. (machinery &
 engineering)......................      10,000        77,923
Oversea-Chinese Banking Corp., Ltd.
 Foreign Registered (banking)......      15,000       186,586
Singapore Airlines, Ltd. Foreign
 Registered
 (transportation-airlines).........      19,000       172,503
Singapore Press Holdings, Ltd.
 Foreign Registered (broadcasting &
 publishing).......................       5,400       106,547
Singapore Telecommunications, Ltd.
 (telecommunications)..............     222,000       523,728
United Overseas Bank, Ltd. Foreign
 Registered (banking)..............      14,000       156,132
                                                   -----------
                                                    1,657,821
                                                   -----------
SPAIN (5.3%)
Acerinox, SA (metals-steel)........         110        15,865
Autopistas Concesionares Espanola,
 SA (business & public services)...       7,126        98,064
Banco de Bilbao Vizcaya, SA
 Registered (banking)..............       4,380       236,051
Banco de Central Hispanoamericano,
 SA (banking)......................         680        17,435
Banco de Santander, SA (banking)...       2,840       181,440
Corporacion Bancaria de Espana, SA
 (banking).........................       1,410        62,981
Corporacion Mapfre, SA
 (insurance).......................         220        13,379
Empresa Nacional de Electricidad,
 SA (utilities-electrical & gas)...       4,570       324,640
Fomento de Construcciones y
 Contratas, SA (construction &
 housing)..........................         460        42,791
Gas Natural SDG, SA (utilities-
 electrical & gas).................         330        76,619
Iberdrola, SA (utilities-electrical
 & gas)............................      14,620       206,813
Repsol, SA (energy sources)........       5,220       199,854
Telefonica de Espana, SA
 (telecommunications)..............      15,040       348,617
                                                   -----------
                                                    1,824,549
                                                   -----------
UNITED KINGDOM (7.3%)
Abbey National PLC (banking).......       7,790       101,982
Barclays PLC (banking).............       6,765       115,827
Bass PLC (beverages & tobacco).....       1,680        23,604

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                  COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                     ---------------------
UNITED KINGDOM (Continued)
B.A.T. Industries PLC (beverages &
 tobacco)..........................       6,671    $   55,311
BOC Group PLC (chemicals)..........       1,223        18,282
Boots Co. PLC (merchandising)......       1,760        18,147
British Airways PLC
 (transportation-airlines).........       1,498        15,522
British Gas PLC (energy sources)...      11,990        46,064
British Petroleum Co. PLC (energy
 sources)..........................      18,274       219,062
British Telecommunications PLC
 (telecommunications)..............      11,110        75,004
BTR PLC (multi-industry)...........      16,831        81,800
Cable & Wireless PLC
 (telecommunications)..............       9,093        75,548
Commercial Union PLC (insurance)...       1,803        21,089
EMI Group PLC (recreation & other
 consumer goods)...................         990        23,380
General Electric Co. PLC
 (electrical & electronics)........       8,700        56,873
GKN PLC (machinery &
 engineering)......................         657        11,254
Glaxo Wellcome PLC (health &
 personal care)....................      11,369       184,441
Granada Group PLC (leisure &
 tourism)..........................       5,010        73,862
Grand Metropolitan PLC (multi-
 industry).........................       9,955        78,195
Great Universal Stores PLC (The)
 (merchandising)...................      12,200       127,773
Guinness PLC (beverages &
 tobacco)..........................      15,670       122,684
Hanson PLC (multi-industry)........      32,398        45,186
HSBC Holdings PLC (financial
 services).........................       2,450        54,756
Imperial Chemical Industries PLC
 (chemicals).......................         830        10,916
Imperial Tobacco Group PLC
 (beverages & tobacco).............       3,239        20,897
Kingfisher PLC (merchandising).....       1,111        12,006
Lloyds TSB Group PLC (banking).....      12,654        93,224
Marks & Spencer PLC
 (merchandising)...................      10,352        86,983
MEPC PLC (real estate).............       1,050         7,780
National Power PLC (utilities-
 electrical & gas).................       8,580        71,800
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       4,355        43,971
Prudential Corp. PLC (insurance)...       9,120        76,709
Rank Group PLC (leisure &
 tourism)..........................       5,210        38,829
Redland PLC (building materials &
 components).......................       1,616        10,135
Reed International PLC
 (broadcasting & publishing).......       5,410       101,978
Reuters Holdings PLC (broadcasting
 & publishing).....................       5,820        74,848
RMC Group PLC (building materials &
 components).......................         700        11,949
RTZ Corp. PLC Registered (metals-
 nonferrous).......................       4,143    $   66,397
                                       SHARES         VALUE
                                     ---------------------
UNITED KINGDOM (Continued)

Sainsbury (J.) PLC
 (merchandising)...................       4,930        32,734
Scottish Power PLC (utilities-
 electrical & gas).................       7,100        42,769
Thorn PLC (appliances & household
 durables) (a).....................         990         4,261
Unilever PLC (food & household
 products).........................       2,820        68,358
Vodafone Group PLC
 (multi-industry)..................       3,995        16,852
                                                   -----------
                                                    2,539,042
                                                   -----------
Total Common Stocks
 (Cost $30,655,302)................                31,126,329
                                                   -----------
PREFERRED STOCK (0.1%)
AUSTRIA (0.1%)
Creditanstalt-Bankverein Vorzug AG
 (banking).........................         600        27,676
                                                   -----------
Total Preferred Stock
 (Cost $35,245)....................                    27,676
                                                   -----------
                          SHORT-TERM
                      INVESTMENT (4.1%)
                                     PRINCIPAL
                                       AMOUNT
                                     ----------
COMMERCIAL PAPER (4.1%)
UNITED STATES (4.1%)
Ameritech Corp.
 6.25%, due 1/2/97.................  $1,420,000     1,419,753
                                                   -----------
Total Short-Term Investment
 (Cost $1,419,753).................                 1,419,753
                                                   -----------
Total Investments
 (Cost $32,110,300)(c).............        94.4%   32,573,758 (d)
Cash and Other Assets,
 Less Liabilities..................         5.6     1,935,462
                                                   -----------
Net Assets.........................       100.0%   $34,509,220
                                                   ===========

------------
(a) Non-income producing securities.
(b) Segregated as collateral for forward foreign currency contracts.
(c) The cost for Federal income tax purposes is $32,155,934.
(d) At December 31, 1996 net unrealized appreciation for securities was $417,824, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,997,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,579,566.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

The table below sets forth the diversification of International Equity Portfolio investments by industry.

COMMON STOCKS,
PREFERRED STOCK &
SHORT-TERM INVESTMENT

                                    VALUE       PERCENT +
                                 ------------------------
Aerospace & Military
  Technology..................   $    98,641        0.3%
Appliances & Household
  Durables....................       540,518        1.6
Automobiles...................     1,508,487        4.4
Banking.......................     4,565,756       13.2
Beverages & Tobacco...........       886,252        2.6
Broadcasting & Publishing.....       462,126        1.3
Building Materials &
  Components..................       422,833        1.2
Business & Public Services....       626,444        1.8
Chemicals.....................     1,627,185        4.7
Construction & Housing........       496,681        1.4
Data Processing &
  Reproduction................       112,907        0.3
Electrical & Electronics......     1,205,986        3.5
Electronic Components &
  Instruments.................        63,923        0.2
Energy Sources................     3,003,374        8.7
Financial Services............       741,130        2.1
Food & Household Products.....       746,203        2.2
Forest Products & Paper.......       229,387        0.7
Health & Personal Care........       845,431        2.5
Industrial Components.........       535,725        1.6
Insurance.....................     1,494,594        4.3
Leisure & Tourism.............       215,798        0.6
Machinery & Engineering.......     1,320,015        3.8
Merchandising.................       993,380        2.9
Metals-Nonferrous.............       267,255        0.8
Metals-Steel..................       398,234        1.2
Miscellaneous-Materials &
  Commodities.................       262,420        0.8
Miscellaneous-Materials &
  Components..................        93,904        0.3
Multi-Industry................     1,316,794        3.8
Real Estate...................       621,426        1.8
Recreation & Other Consumer
  Goods.......................       265,634        0.8
Telecommunications............     3,708,308       10.7
Textile & Apparel.............        50,508        0.1
Tire & Rubber.................        67,510        0.2
Transportation-Airlines.......       319,652        0.9
Transportation-Road & Rail....       346,719        1.0
Transportation-Shipping.......       200,452        0.6
Utilities-Electrical & Gas....     1,568,359        4.5
Wholesale & International
  Trade.......................       343,807        1.0
                                 -----------    ---------
                                  32,573,758       94.4
Cash and Other Assets, Less
  Liabilities.................     1,935,462        5.6
                                 -----------    ---------
Net Assets....................   $34,509,220      100.0%
                                  ==========    =========

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $32,110,300)........   $ 32,573,758
  Cash denominated in foreign currencies
    (identified cost $1,715,056).........      1,871,264
  Cash...................................        178,118
  Receivables:
    Investment securities sold...........        716,800
    Fund shares sold.....................         84,761
    Dividends and interest...............         57,738
    NYLIAC...............................          6,209
  Unrealized net appreciation on forward
    foreign currency contracts...........      1,046,426
  Other assets...........................         19,096
        Total assets.....................     36,554,170
LIABILITIES:
  Payables:
    Investment securities purchased......      1,987,559
    Adviser..............................         17,148
    Custodian............................         10,384
    Administrator........................          3,137
    Organization.........................            480
    Directors............................             13
  Accrued expenses.......................         26,229
        Total liabilities................      2,044,950
  Net assets applicable to outstanding
    shares...............................   $ 34,509,220
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     32,397
  Additional paid-in capital.............     33,536,947
  Accumulated distribution in excess of
    net investment income................       (518,472)
  Accumulated distribution in excess of
    net
    realized gain on investments.........       (200,701)
  Net unrealized appreciation on
    investments..........................        463,458
  Net unrealized appreciation on
    translation of assets and liabilities
    in foreign currencies and forward
    foreign currency contracts...........      1,195,591
  Net assets applicable to outstanding
    shares...............................   $ 34,509,220
  Shares of capital stock outstanding....      3,239,740
  Net asset value per share
    outstanding..........................   $      10.65

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    379,158
    Interest.............................        108,380
                                            ------------
        Total income.....................        487,538
                                            ------------
  Expenses:
    Advisory.............................        147,432
    Administration.......................         49,144
    Custodian............................         46,423
    Shareholder communication............         41,184
    Recordkeeping........................         38,874
    Professional.........................         22,956
    Portfolio pricing....................         20,302
    Amortization of organization
      expense............................          3,741
    Directors............................            841
    Miscellaneous........................            735
                                            ------------
        Total expenses before
          reimbursement..................        371,632
  Expense reimbursement from
    Administrator........................       (133,284)
                                            ------------
        Net expenses.....................        238,348
                                            ------------
  Net investment income..................        249,190
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions................       (100,619)
    Foreign currency transactions........        858,716
                                            ------------
  Net realized gain on investments and
    foreign currency transactions........        758,097
                                            ------------
  Net change in unrealized appreciation
    on investments:
    Security transactions................        319,371
    Translation of assets and liabilities
      in foreign currencies and forward
      foreign currency contracts.........      1,159,064
                                            ------------
  Net unrealized gain on investments and
    foreign currencies...................      1,478,435
                                            ------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.........................      2,236,532
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  2,485,722
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $52,784.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.........................................................   $   249,190     $    82,369
    Net realized loss on investments..............................................      (100,619)        (41,301)
    Net realized gain on foreign currency transactions............................       858,716         702,174
    Net change in unrealized appreciation on investments..........................       319,371         144,087
    Net change in unrealized appreciation on translation of assets and liabilities
     in foreign currencies and forward foreign currency contracts.................     1,159,064          36,527
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................     2,485,722         923,856
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (1,745,204)        (82,369)
    From net realized gain on investments and foreign currency transactions.......       (44,794)       (597,335)
                                                                                     ------------    ------------
      Total dividends and distributions to shareholders...........................    (1,789,998)       (679,704)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................    18,900,627       4,168,978
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................     1,789,998         679,704
                                                                                     ------------    ------------
                                                                                      20,690,625       4,848,682
    Cost of shares redeemed.......................................................    (1,507,839)       (462,124)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............    19,182,786       4,386,558
                                                                                     ------------    ------------
      Net increase in net assets..................................................    19,878,510       4,630,710
NET ASSETS:
  Beginning of period.............................................................    14,630,710      10,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $34,509,220     $14,630,710
                                                                                     =============   =============
  Accumulated distribution in excess of net investment income.....................   $  (518,472)    $        --
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------
Net asset value at beginning of period............................................   $     10.20     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.44            0.64
Net realized and unrealized gain on investments...................................          0.06            0.01
Net realized and unrealized gain on foreign currency transactions.................          0.56            0.05
                                                                                     ------------    ------------
Total from investment operations..................................................          1.06            0.70
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.60)          (0.06)
  From net realized gain on investments and foreign currency transactions.........         (0.01)          (0.44)
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.61)          (0.50)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     10.65     $     10.20
                                                                                     =============   =============
Total investment return (b).......................................................         10.54%           6.96%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          1.01%           1.07% +
  Net expenses....................................................................          0.97%           0.97% +
  Expenses (before reimbursement).................................................          1.51%           2.51% +
Portfolio turnover rate...........................................................            16%             14%
Average commission rate paid......................................................   $    0.0364             (c)
Net assets at end of period (in 000's)............................................   $    34,509     $    14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY VP SERIES
                                                                FUND, INC.


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                   LONG-TERM BONDS (40.2%)+
               ASSET-BACKED SECURITIES (10.8%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AIRPLANE LEASES (0.7%)
Aircraft Lease Portfolio
 Securitization Series 1996-1
 Class C
 6.975%, due 6/15/06
 (call date 1/15/97) (c)(e)......  $ 1,196,703    $  1,197,074
Airplane Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19
 (call date 1/1/97)..............      925,000         957,375
                                                  ------------
                                                     2,154,449
                                                  ------------
COMMERCIAL MORTGAGE LOANS (5.0%)
Asset Securitization Corp.
 Series 1996-MD6 Class A1B
 6.88%, due 11/13/26.............    2,125,000       2,133,627
 Series 1996-D2 Class A1
 6.92%, due 2/14/29..............      863,066         862,255
 Series 1996-D3 Class A1C
 7.40%, due 10/13/26.............    1,050,000       1,075,263
Blackrock Capital Finance L.P.
 Series 1996-C2 Class A
 7.641%, due 11/15/26 (c)........      809,202         819,827
Donaldson, Lufkin & Jenrette
 Mortgage Acceptance Corp. Series
 1996-CF2 Class A1A
 6.86%, due 11/12/21 (c).........    1,395,545       1,402,090
Federal Depository Insurance
 Corp. Series 1996-C1 Class 1A
 6.75%, due 7/25/26..............    2,425,000       2,417,725
General Motors Acceptance Corp.
 Commercial Mortgage Securities
 Inc.
 Series 1996-C1 Class A2A
 6.79%, due 9/15/03..............    1,300,000       1,302,028
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1996-C2 Class A1
 6.69%, due 11/21/28.............    1,046,501       1,047,484
 Series 1996-C1 Class A1
 7.15%, due 4/25/28..............    1,266,803       1,287,389
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class A2A
 7.35%, due 7/15/05..............      877,835         897,174
Nomura Asset Securities Corp.
 Series 1996-MD5 Class A1B
 7.12%, due 4/13/36..............    1,050,000       1,060,500
Structured Asset Securities Corp.
 Series 1996-CFL Class A1B
 5.751%, due 2/25/28.............      506,616         503,292
 Series 1996-2 Class A1
 7.00%, due 8/25/26..............      975,000         980,938

------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL MORTGAGE LOANS
 (Continued)
Wells Fargo Capital Markets
 Apartment Financing
 Series APT Class 1
 6.56%, due 12/29/05 (c).........  $   925,000    $    917,193
                                                  ------------
                                                    16,706,785
                                                  ------------
CREDIT CARD RECEIVABLES (0.2%)
Standard Credit Card Master Trust
 Series 1995-4 Class A
 5.60%, due 2/15/00 (e)..........      725,000         725,225
                                                  ------------
EQUIPMENT LOANS (1.0%)
Case Equipment Loan Trust Series
 1995-B Class A3
 6.15%, due 9/15/02..............    1,050,000       1,052,299
Newcourt Receivables Asset Trust
 Series 1996-3 Class A
 6.24%, due 12/20/04.............      974,722         997,500
 Series 1996-2 Class A
 6.87%, due 6/20/04..............    1,075,597       1,083,836
                                                  ------------
                                                     3,133,635
                                                  ------------
HOME EQUITY LOANS (1.5%)
Green Tree Financial Corp. Series
 1996-10 Class A6
 7.30%, due 11/15/28.............    1,275,000       1,252,292
 Series 1996-9 Class A6
 7.69%, due 1/15/28..............    1,250,000       1,260,938
 Series 1996-6 Class A6
 7.95%, due 9/15/27..............    1,550,000       1,591,168
 Series 1996-8 Class A7
 8.05%, due 10/15/27.............      850,000         873,910
                                                  ------------
                                                     4,978,308
                                                  ------------
RESIDENTIAL
 MORTGAGE LOANS (2.4%)
Bear Stearns Mortgage
 Securities Inc.
 Series 1996-5 Class A2
 10.00%, due 9/25/27.............    1,067,069       1,110,253
 Series 1996-4 Class AI2
 10.50%, due 9/25/27.............    1,009,351       1,058,557
Capstead Securities Corp. IV
 Series 1992-1 Class G
 8.75%, due 1/25/20..............    1,750,000       1,783,915
Independent National Mortgage
 Corp. Series 1996-D Class A2
 7.00%, due 5/25/26..............    2,050,000       2,042,641
Residential Accredit Loans, Inc.
 Series 1996-QS4 Class AI2
 11.00%, due 8/25/26.............    1,030,345       1,078,967

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

             ASSET-BACKED SECURITIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
RESIDENTIAL
 MORTGAGE LOANS (Continued)
Residential Asset Securitization
 Trust Series 1996-A2 Class A3
 9.00%, due 6/25/26..............  $   604,556    $    618,914
 Series 1996-A6 Class A10
 9.00%, due 9/25/26..............      429,093         437,138
                                                  ------------
                                                     8,130,385
                                                  ------------
Total Asset-Backed Securities
 (Cost $35,735,238)..............                   35,828,787
                                                  ------------
BRADY BOND (0.4%)
EURO BOND (0.4%)
Poland-Global Registered Series
 RSTA
 3.25%, due 10/27/24
 (call date 4/27/97) (e).........    2,150,000       1,349,125
                                                  ------------
Total Brady Bond
 (Cost $1,211,382)...............                    1,349,125
                                                  ------------
CORPORATE BONDS (5.2%)
BANKS (2.6%)
BankBoston Capital Trust I
 Guaranteed
 8.25%, due 12/15/26
 (call date 12/15/06) (c)........    1,775,000       1,800,667
Bank Hawaii Honolulu Series A
 8.25%, due 12/15/26
 (call date 12/15/06) (c)........    1,175,000       1,173,613
Capital One Bank
 Medium-Term Senior Bank Notes
 7.15%, due 9/15/06
 (put date 9/15/99)..............      950,000         968,696
First USA Bank Wilmington,
 Delaware Deposit Notes
 6.25%, due 10/9/98..............      775,000         773,628
Midland Bank PLC
 Series 3M Seasoned
 5.725%, due 6/29/49
 (call date 6/17/97) (e)(h)......      880,000         761,200
Regions Financial Corp.
 7.75%, due 9/15/24
 (put date 7/15/04)..............    1,125,000       1,204,313
Southtrust Bank
 Birmingham, Alabama N A
 Medium-Term Notes
 7.69%, due 5/15/25
 (put date 5/15/05)..............    1,000,000       1,066,370
Standard Chartered PLC
 Series 4 Seasoned
 6.088%, due 1/29/49
 (call date 7/14/97) (e)(h)......      970,000         808,737
                                                  ------------
                                                     8,557,224
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
BROKERAGE (0.6%)
Lehman Brothers Holdings Inc.
 7.375%, due 5/15/07
 (put date 5/15/00)..............  $   600,000    $    618,498
Merrill Lynch & Co., Inc.
 Medium-Term Notes Series B
 6.65%, due 1/15/99..............      950,000         957,496
Salomon Inc.
 6.70%, due 12/1/98..............      525,000         527,940
                                                  ------------
                                                     2,103,934
                                                  ------------
FINANCE (1.7%)
Aetna Services Inc.
 6.97%, due 8/15/36
 (put date 6/15/04)..............      850,000         865,963
American Re Corp.
 7.45%, due 12/15/26
 (call date 1/1/97) (c)..........      825,000         823,969
Associates Corp. North America
 7.75%, due 2/15/05
 (put date 2/15/00)..............    1,450,000       1,539,320
Crestar Capital Trust I
 Guaranteed
 8.16%, due 12/15/26
 (call date 12/15/06) (c)........    1,225,000       1,219,475
Travelers/Aetna Property &
 Casualty Corp.
 6.75%, due 9/1/99...............    1,200,000       1,212,024
                                                  ------------
                                                     5,660,751
                                                  ------------
RETAIL (0.3%)
Sears Roebuck Acceptance Corp.
 Medium-Term Notes Series 1
 5.82%, due 12/7/98..............      950,000         944,841
                                                  ------------
Total Corporate Bonds
 (Cost $17,234,081)..............                   17,266,750
                                                  ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (20.7%)
FEDERAL AGENCIES (1.0%)
Tennessee Valley Authority
 5.98%, due 4/1/36
 (put date 4/1/98)...............    1,800,000       1,824,336
 6.235%, due 7/15/45
 (put date 7/15/01)..............    1,335,000       1,337,310
                                                  ------------
                                                     3,161,646
                                                  ------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION GOLD (MORTGAGE PASS-
 THROUGH SECURITY) (0.3%)
 7.00%, due 12/1/01..............      925,000         934,537
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (COLLATERALIZED
 MORTGAGE OBLIGATION) (0.3%)
 Series 1996-M7 Class A
 6.521%, due 9/17/04.............  $ 1,140,996    $  1,137,790
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (7.1%)
 6.00%, due 11/1/23..............    1,527,726       1,426,514
 6.00%, due 1/23/27 ARM TBA
 (b)(g)..........................    2,600,000       2,587,000
 6.47%, due 12/1/01..............    1,070,000       1,063,366
 6.52%, due 12/1/03..............      950,000         939,683
 6.525%, due 12/1/03.............      900,000         890,460
 6.545%, due 1/14/27.............      800,000         781,400
 6.595%, due 1/31/03 TBA (b).....      975,000         968,341
 6.625%, due 1/25/06 TBA (b).....      725,000         712,080
 6.87%, due 1/24/11 TBA (b)......    1,085,000       1,083,752
 7.00%, due 8/1/11-1/1/24........    6,566,443       6,532,355
 9.00%, due 1/5/05-8/1/26........    6,247,780       6,592,655
                                                  ------------
                                                    23,577,606
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (3.9%)
 6.50%, due 8/15/23-12/15/23.....    1,211,946       1,161,953
 7.50%, due 11/15/25-12/15/25....    2,498,494       2,500,443
 8.00%, due 12/15/23.............    6,602,376       6,774,632
 9.50%, due 12/15/17-5/15/22.....    2,460,963       2,680,640
                                                  ------------
                                                    13,117,668
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (1.0%)
 6.50%, due 1/20/23-2/20/23
 ARM (g).........................    2,026,074       2,066,053
 7.00%, due 11/20/21-11/20/22
 ARM (g).........................    1,142,187       1,166,126
                                                  ------------
                                                     3,232,179
                                                  ------------
UNITED STATES TREASURY BONDS
 (2.8%)
 6.25%, due 8/15/23..............    2,150,000       2,015,625
 6.50%, due 11/15/26.............    4,855,000       4,764,746
 8.875%, due 8/15/17.............      775,000         957,249
 11.25%, due 2/15/15.............      720,000       1,063,238
 11.625%, due 11/15/04...........      345,000         455,507
                                                  ------------
                                                     9,256,365
                                                  ------------
UNITED STATES TREASURY NOTES
 (4.3%)
 5.625%, due 11/30/00............      535,000         525,300

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY NOTES
 (Continued)
 6.375%, due 3/31/01.............  $ 4,035,000    $  4,062,115
 6.50%, due 5/15/05..............      200,000         201,344
 7.75%, due 12/31/99.............    1,675,000       1,751,950
 7.875%, due 11/15/04............    1,575,000       1,718,719
 8.125%, due 2/15/98 (d).........    6,050,000       6,206,937
                                                  ------------
                                                    14,466,365
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $68,763,074)..............                   68,884,156
                                                  ------------
YANKEE BONDS (3.1%)
City of Naples
 7.52%, due 7/15/06..............    1,000,000       1,034,300
Columbia Republic
 7.25%, due 2/15/03..............      625,000         605,219
 8.66%, due 10/7/16 (c)..........    1,600,000       1,671,104
Enersis SA
 7.40%, due 12/1/16..............      850,000         845,512
Guangdong International Trust &
 Investment Corp.
 8.75%, due 10/24/16 (c).........    1,700,000       1,751,595
Hero Asian BVI Ltd.
 9.11%, due 10/15/01 (c).........      600,000         627,984
Hydro-Quebec Series IO
 8.05%, due 7/7/24
 (put date 5/7/06)...............      800,000         879,192
Mexico-United Mexican States
 7.563%, due 8/6/01
 (call date 2/6/97) (c)(e).......      900,000         902,250
Thai Farmers Bank PLC
 8.25%, due 8/21/16 (c)..........      750,000         771,398
Wharf Capital International 1994
 Ltd.
 8.875%, due 11/1/04.............    1,225,000       1,313,420
                                                  ------------
Total Yankee Bonds
 (Cost $10,232,761)..............                   10,401,974
                                                  ------------
Total Long-Term Bonds
 (Cost $133,176,536).............                  133,730,792
                                                  ------------
COMMON STOCKS (58.0%)
                                     SHARES
                                   -----------
AUTO PARTS (0.5%)
Lear Seating Corp. (a)...........       52,400       1,788,150
                                                  ------------
BANKS (1.4%)
NationsBank Corp. ...............       23,100       2,258,025
Wells Fargo & Co. ...............        9,100       2,454,725
                                                  ------------
                                                     4,712,750
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
BROKERAGE (0.7%)
Schwab (Charles) Corp. ..........       67,700    $  2,166,400
                                                  ------------
BUILDINGS (0.5%)
Oakwood Homes Corp. .............       68,400       1,564,650
                                                  ------------
COMMERCIAL SERVICES (0.7%)
Service Corp. International......       89,000       2,492,000
                                                  ------------
COMPUTER SERVICES (0.4%)
SABRE Group Holdings Inc. Class
 A ..............................       50,000       1,393,750
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (4.3%)
Alco Standard Corp. .............       62,700       3,236,887
CompUSA, Inc. (a)................       30,000         618,750
Danka Business Systems PLC ADR
 (f) ............................       44,800       1,584,800
Electronic Data Systems Corp. ...       35,000       1,513,750
Hewlett-Packard Co. .............       52,400       2,633,100
Seagate Technology (a)...........       38,200       1,508,900
Sun Microsystems (a).............      119,000       3,056,813
                                                  ------------
                                                    14,153,000
                                                  ------------
CONSUMER DURABLES (0.9%)
Black & Decker Corp. ............       25,400         765,175
Harley-Davidson, Inc. ...........       47,700       2,241,900
                                                  ------------
                                                     3,007,075
                                                  ------------
CONSUMER FINANCIAL SERVICES
 (0.8%)
First Data Corp. ................       71,800       2,620,700
                                                  ------------
CONSUMER SERVICES (0.5%)
CUC International, Inc. (a)......       72,150       1,713,563
                                                  ------------
DRUGS (4.0%)
Amgen, Inc. (a)..................       61,100       3,322,312
Elan Corp. PLC ADR (a)(f)........       72,400       2,407,300
Genzyme Corp. (a)................       50,000       1,087,500
Pharmacia & Upjohn, Inc. ........       49,100       1,945,588
Schering-Plough Corp. ...........       45,800       2,965,550
Teva Pharmaceutical Industries
 Ltd. ADR (f)....................       31,500       1,582,875
                                                  ------------
                                                    13,311,125
                                                  ------------
ELECTRONICS (0.7%)
Harman International Industries,
 Inc. ...........................       21,000       1,168,125
Vishay Intertechnology, Inc.
 (a).............................       42,392         990,913
                                                  ------------
                                                     2,159,038
                                                  ------------
FINANCE (5.4%)
Equifax, Inc. ...................       42,100       1,289,313
Federal National Mortgage
 Association.....................       59,800       2,227,550
Green Tree Financial Corp. ......      122,000       4,712,250
Household International, Inc. ...       33,900       3,127,275
MGIC Investment Corp. ...........       38,700       2,941,200

                                     SHARES          VALUE
                                   -----------------------
FINANCE (Continued)
Travelers Group, Inc. ...........       82,400    $  3,738,900
                                                  ------------
                                                    18,036,488
                                                  ------------
FINANCIAL SERVICES (2.9%)
Associates First Capital
 Corp. ..........................       30,600       1,350,225
First USA, Inc. .................      101,000       3,497,125
SunAmerica Inc. .................      108,500       4,814,688
                                                  ------------
                                                     9,662,038
                                                  ------------
FOOD (0.3%)
Richfood Holdings, Inc. .........       42,150       1,022,137
                                                  ------------
HEALTH CARE (3.7%)
Cardinal Health, Inc. ...........       36,000       2,097,000
Columbia/HCA Healthcare Corp. ...       71,803       2,925,972
HealthCare COMPARE Corp. (a).....       40,000       1,695,000
Humana Inc. (a)..................       52,200         998,325
PacifiCare Health Systems, Inc.
 Class B (a).....................       15,600       1,329,900
Sunrise Assisted Living, Inc. ...       30,200         841,825
United Healthcare Corp. .........       53,400       2,403,000
                                                  ------------
                                                    12,291,022
                                                  ------------
HOSPITAL MANAGEMENT & SERVICES
 (1.6%)
HEALTHSOUTH Corp. (a)............       78,000       3,012,750
OrNda HealthCorp (a).............       68,500       2,003,625
Unison Healthcare Corp. (a)......       26,000         341,250
                                                  ------------
                                                     5,357,625
                                                  ------------
INDUSTRIAL (1.3%)
Mattel, Inc. ....................       55,400       1,537,350
Tyco International Ltd. .........       53,700       2,839,388
                                                  ------------
                                                     4,376,738
                                                  ------------
INSURANCE (1.1%)
American International Group,
 Inc. ...........................       33,750       3,653,437
                                                  ------------
LEISURE (0.6%)
Mirage Resorts, Inc. (a).........       86,400       1,868,400
                                                  ------------
MACHINERY (0.4%)
U.S. Robotics Corp. (a)..........       18,000       1,296,000
                                                  ------------
MEDICAL EQUIPMENT (3.9%)
Guidant Corp. ...................       60,000       3,420,000
Heartport, Inc. .................       27,000         617,625
Johnson & Johnson................       66,552       3,310,962
Medtronic, Inc. .................       58,700       3,991,600
Waters Corp. (a).................       56,800       1,725,300
                                                  ------------
                                                    13,065,487
                                                  ------------
OIL & GAS EXPLORATION (1.1%)
Abacan Resource Corp. (a)........      235,000       2,041,563

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   -----------------------
OIL & GAS EXPLORATION (Continued)
Triton Energy Ltd. (a)...........       32,300    $  1,566,550
                                                  ------------
                                                     3,608,113
                                                  ------------
OIL SERVICES (0.7%)
Tidewater, Inc. .................       49,300       2,230,825
                                                  ------------
RESTAURANTS & LODGING (2.1%)
HFS, Inc. (a)....................       94,100       5,622,475
Lone Star Steakhouse &
 Saloon, Inc. (a)................       51,000       1,364,250
                                                  ------------
                                                     6,986,725
                                                  ------------
RETAIL (6.1%)
AutoZone, Inc. (a)...............       56,400       1,551,000
Bed, Bath & Beyond, Inc. (a).....       42,000       1,018,500
Gymboree Corp. (The) (a).........       20,000         457,500
Home Depot, Inc. (The)...........       42,000       2,105,250
Kohl's Corp. (a).................       66,200       2,598,350
Kroger Co. (a)...................       46,800       2,176,200
Lowe's Cos., Inc. ...............       72,000       2,556,000
Nike, Inc. Class B...............       66,000       3,943,500
Safeway Inc. (a).................       70,800       3,026,700
Staples, Inc. (a)................       45,500         821,844
                                                  ------------
                                                    20,254,844
                                                  ------------
SOFTWARE (2.0%)
Computer Associates
 International, Inc. ............       90,350       4,494,912
Microsoft Corp. (a)..............       27,600       2,280,450
                                                  ------------
                                                     6,775,362
                                                  ------------
TECHNOLOGY (6.1%)
Cisco Systems, Inc. (a)..........       49,100       3,123,987
IDT Corp. .......................      110,000       1,210,000
Intel Corp. .....................       32,500       4,255,469
Lam Research Corp. (a)...........       31,850         895,781
Linear Technology Corp. .........       36,000       1,579,500
Oracle Corp. (a).................       82,025       3,424,544
3Com Corp. (a)...................       79,200       5,811,300
                                                  ------------
                                                    20,300,581
                                                  ------------
TELECOMMUNICATION SERVICES (1.5%)
Lucent Technologies Inc. ........       40,000       1,850,000
WorldCom, Inc. (a)...............      120,432       3,138,759
                                                  ------------
                                                     4,988,759
                                                  ------------
TEXTILE & APPAREL (1.0%)
Nine West Group Inc. (a).........       47,900       2,221,362
Wolverine World Wide, Inc. ......       42,000       1,218,000
                                                  ------------
                                                     3,439,362
                                                  ------------

                                     SHARES          VALUE
                                   -----------------------
TURNKEY & SOFTWARE SYSTEMS (0.8%)
Sterling Commerce, Inc. .........       48,574    $  1,712,234
Sterling Software, Inc. (a)......       30,500         964,562
                                                  ------------
                                                     2,676,796
                                                  ------------
Total Common Stocks
 (Cost $137,743,189).............                  192,972,940
                                                  ------------
SHORT-TERM
INVESTMENTS (2.7%)
                                    PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (1.9%)
American Express Credit Corp.
 6.55%, due 1/2/97...............  $ 6,480,000       6,480,000
                                                  ------------
Total Commercial Paper
 (Cost $6,480,000)...............                    6,480,000
                                                  ------------
FEDERAL AGENCY (0.8%)
Federal Home Loan Bank
 Discount Corp.
 6.40%, due 1/14/97 (d)..........    2,550,000       2,543,854
                                                  ------------
Total Federal Agency
 (Cost $2,546,249)...............                    2,543,854
                                                  ------------
Total Short-Term Investments
 (Cost $9,026,249)...............                    9,023,854
                                                  ------------
Total Investments
 (Cost $279,945,974)(i)..........        100.9%    335,727,586(j)
Liabilities in Excess of
 Cash and Other Assets...........         (0.9)     (2,830,198)
                                   -----------    ------------
Net Assets.......................        100.0%   $332,897,388
                                   ===========    ============

------------
(a) Non-income producing securities.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) May be sold to institutional investors only.
(d) Segregated or partially segregated as collateral for TBA.
(e) Floating rate. Rate shown is the rate in effect at December 31, 1996.
(f)  ADR--American Depository Receipt.
(g) ARM--Adjustable Rate Mortgage. Resets annually.
(h) Seasoned--a euro bond that trades in U.S. dollars and must be held for at least 40 days before it can be sold.
(i) The cost for Federal income tax purposes is $280,040,805.
(j) At December 31, 1996 net unrealized appreciation was $55,686,781, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $60,095,740 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,408,959.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $279,945,974).......   $335,727,586
  Cash...................................         17,041
  Receivables:
    Investment securities sold...........      1,941,934
    Dividends and interest...............      1,440,971
    Fund shares sold.....................        522,539
  Other assets...........................            667
                                            ------------
        Total assets.....................    339,650,738
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      6,499,750
    Adviser..............................         89,671
    Administrator........................         28,022
    NYLIAC...............................         23,261
    Custodian............................         10,000
    Directors............................            133
  Accrued expenses.......................        102,513
                                            ------------
        Total liabilities................      6,753,350
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $332,897,388
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    228,608
  Additional paid-in capital.............    280,161,085
  Accumulated net realized loss on
    investments..........................     (3,273,917)
  Net unrealized appreciation on
    investments..........................     55,781,612
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $332,897,388
                                            ============
  Shares of capital stock outstanding....     22,860,799
                                            ============
  Net asset value per share
    outstanding..........................   $      14.56
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $    764,619
    Interest.............................      7,771,480
                                            ------------
        Total income.....................      8,536,099
                                            ------------
  Expenses:
    Advisory.............................        851,397
    Administration.......................        532,123
    Shareholder communication............        198,021
    Recordkeeping........................        156,706
    Professional.........................         67,220
    Custodian............................         44,863
    Directors............................         12,369
    Miscellaneous........................         15,984
                                            ------------
        Total expenses before
          reimbursement..................      1,878,683
  Expense reimbursement from
    Administrator........................        (42,859)
                                            ------------
        Net expenses.....................      1,835,824
                                            ------------
  Net investment income..................      6,700,275
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......        925,325
  Net change in unrealized appreciation
    on investments.......................     23,203,457
                                            ------------
  Net realized and unrealized gain on
    investments..........................     24,128,782
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 30,829,057
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,367.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 6,700,275     $ 4,619,451
    Net realized gain on investments..............................................       925,325       1,771,355
    Net change in unrealized appreciation on investments..........................    23,203,457      29,979,674
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    30,829,057      36,370,480
                                                                                     ------------    ------------
  Dividends to shareholders:
    From net investment income....................................................    (6,719,788)     (4,571,400)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................   114,153,151      52,019,281
    Net asset value of shares issued to shareholders in reinvestment of
     dividends....................................................................     6,719,788       4,571,400
                                                                                     ------------    ------------
                                                                                     120,872,939      56,590,681
    Cost of shares redeemed.......................................................    (6,978,226)    (15,828,916)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............   113,894,713      40,761,765
                                                                                     ------------    ------------
      Net increase in net assets..................................................   138,003,982      72,560,845
NET ASSETS:
  Beginning of year...............................................................   194,893,406     122,332,561
                                                                                     ------------    ------------
  End of year.....................................................................   $332,897,388    $194,893,406
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------------


Net asset value at beginning of period..................   $      13.26    $      10.58    $      11.32    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.30            0.31            0.27           0.16
Net realized and unrealized gain (loss) on
  investments...........................................           1.30            2.69           (0.72)          1.34
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           1.60            3.00           (0.45)          1.50
                                                           ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income............................          (0.30)          (0.32)          (0.29)         (0.16)
  In excess of net realized gain on investments.........             --              --              --          (0.02)
                                                           ------------    ------------    ------------    ------------
Total dividends and distributions.......................          (0.30)          (0.32)          (0.29)         (0.18)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $      14.56    $      13.26    $      10.58    $     11.32
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................          12.08%          28.33%          (3.99%)        15.04%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           2.52%           3.06%           3.50%          3.48% +
  Net expenses..........................................           0.69%           0.69%           0.69%          0.69% +
  Expenses (before reimbursement).......................           0.71%           0.81%           0.88%          1.07% +
Portfolio turnover rate.................................            175%            253%            297%           197%
Average commission rate paid............................   $     0.0599             (c)             (c)            (c)
Net assets at end of period (in 000's)..................   $    332,897    $    194,893    $    122,333    $    55,548

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996
COMMON STOCKS (85.8%)+

                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE ELECTRONICS
 (2.7%)
Coltec Industries Inc. (a)........      38,000    $    717,250
Litton Industries, Inc. (a).......      23,700       1,128,713
Newport News Shipbuilding Inc.
 (a)..............................       3,040          45,600
Northrop Grumman Corp. ...........      17,000       1,406,750
                                                  ------------
                                                     3,298,313
                                                  ------------
AUTO MANUFACTURING (2.9%)
Ford Motor Co. ...................      64,900       2,068,687
General Motors Corp. .............      26,000       1,449,500
                                                  ------------
                                                     3,518,187
                                                  ------------
AUTO PARTS (2.4%)
Echlin Inc. ......................      44,000       1,391,500
Mark IV Industries, Inc. .........      65,300       1,477,413
                                                  ------------
                                                     2,868,913
                                                  ------------
BANKS (6.4%)
Bankers Trust New York Corp. .....      13,500       1,164,375
Boatmen's Bancshares, Inc. .......      27,000       1,741,500
Chase Manhattan Corp. ............      16,000       1,428,000
National City Corp. ..............       7,700         345,537
PNC Bank Corp. ...................      38,000       1,429,750
Wells Fargo & Co. ................       6,000       1,618,500
                                                  ------------
                                                     7,727,662
                                                  ------------
BUILDING MATERIALS (1.2%)
Armstrong World Industries,
 Inc. ............................      21,300       1,480,350
                                                  ------------
CAPITAL GOODS (2.7%)
Case Corp. .......................      10,100         550,450
Xerox Corp. ......................      51,200       2,694,400
                                                  ------------
                                                     3,244,850
                                                  ------------
CHEMICALS (8.7%)
Agrium Inc. ......................      81,300       1,117,875
Arcadian Corp. ...................      38,800       1,028,200
Dow Chemical Co. .................      23,600       1,849,650
FMC Corp. (a).....................      10,700         750,337
Geon Co. (The)....................      49,600         973,400
Georgia Gulf Corp. ...............      36,800         989,000
IMC Global Inc. ..................      64,600       2,527,475
Lyondell Petrochemical Co. .......      28,300         622,600
PPG Industries, Inc. .............       1,900         106,638
Terra Industries Inc. ............      31,300         461,675
                                                  ------------
                                                    10,426,850
                                                  ------------
COMPUTERS & OFFICE
 EQUIPMENT (0.6%)
Gateway 2000, Inc. (a)............      13,300         712,381
                                                  ------------
CONGLOMERATES (2.7%)
American Standard Cos. Inc. (a)...      26,500       1,013,625
Tenneco Inc. .....................      50,600       2,283,325
                                                  ------------
                                                     3,296,950
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

                                      SHARES         VALUE
                                    ----------------------
DOMESTIC OILS (4.0%)
Amerada Hess Corp. ...............      25,000    $  1,446,875
Noble Affiliates, Inc. ...........      23,200       1,110,700
Parker & Parsley Petroleum Co. ...      13,400         492,450
Unocal Corp. .....................      42,000       1,706,250
                                                  ------------
                                                     4,756,275
                                                  ------------
ELECTRICAL
 EQUIPMENT (0.9%)
UCAR International Inc. (a).......      30,000       1,128,750
                                                  ------------
ENERGY (3.8%)
Coastal Corp. ....................      29,400       1,436,925
MAPCO Inc. .......................      44,600       1,516,400
PanEnergy Corp. ..................      13,600         612,000
Seagull Energy Corp. (a)..........      42,800         941,600
                                                  ------------
                                                     4,506,925
                                                  ------------
FINANCE (1.1%)
Travelers Group Inc. .............      28,066       1,273,495
                                                  ------------
FOOD (1.7%)
Archer-Daniels-Midland Co. .......      37,178         817,916
IBP, Inc. ........................      50,800       1,231,900
                                                  ------------
                                                     2,049,816
                                                  ------------
FOOD, BEVERAGES & TOBACCO (6.0%)
American Brands, Inc. ............      37,000       1,836,125
Philip Morris Cos., Inc. .........      25,800       2,905,725
RJR Nabisco Holdings Corp. .......      72,200       2,454,800
                                                  ------------
                                                     7,196,650
                                                  ------------
HEALTH CARE (5.2%)
Aetna Inc. .......................      34,000       2,720,000
FHP International Corp. (a).......       5,500         204,187
Humana Inc. (a)...................     102,300       1,956,488
WellPoint Health Networks Inc.
 (a)..............................      40,700       1,399,062
                                                  ------------
                                                     6,279,737
                                                  ------------
HOME BUILDERS (0.9%)
Kaufman and Broad Home Corp. .....      80,000       1,030,000
                                                  ------------
HOUSEHOLD PRODUCTS (0.9%)
Premark International, Inc. ......      50,200       1,116,950
                                                  ------------
INSURANCE (5.1%)
Allstate Corp. (The)..............      34,000       1,967,750
American International Group,
 Inc. ............................      14,100       1,526,325
Chubb Corp. ......................      49,200       2,644,500
                                                  ------------
                                                     6,138,575
                                                  ------------
INTERNATIONAL OIL (2.6%)
Elf Aquitaine ADR (b).............      36,000       1,629,000
Occidental Petroleum Corp. .......      65,600       1,533,400
                                                  ------------
                                                     3,162,400
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      SHARES         VALUE
                                    ----------------------
OIL SERVICES (0.4%)
Union Pacific Resources Group,
 Inc. ............................      16,176    $    473,148
                                                  ------------
PAPER & FOREST PRODUCTS (2.6%)
Bowater Inc. .....................      30,900       1,162,613
Chesapeake Corp. .................      20,200         633,775
Rayonier Inc. ....................      13,800         529,575
Stone Container Corp. ............      39,000         580,125
Temple-Inland Inc. ...............       5,000         270,625
                                                  ------------
                                                     3,176,713
                                                  ------------
RAILROADS (3.4%)
Conrail Inc. .....................      15,310       1,525,259
Illinios Central Corp. ...........      45,150       1,444,800
Union Pacific Corp. ..............      19,100       1,148,387
                                                  ------------
                                                     4,118,446
                                                  ------------
RETAIL (3.4%)
Dillard Department Stores, Inc.
 Class A .........................      20,000         617,500
Federated Department Stores, Inc.
 (a)..............................      29,200         996,450
Kroger Co. (a)....................      19,900         925,350
Penney (J.C.) Co. Inc. ...........      32,000       1,560,000
                                                  ------------
                                                     4,099,300
                                                  ------------

TECHNOLOGY (2.1%)
International Business Machines
 Corp. ...........................      16,600       2,506,600
                                                  ------------
TEXTILE & APPAREL (4.0%)
Burlington Industries, Inc. (a)...      51,000         561,000
Fruit of the Loom, Inc. Class A
 (a)..............................      42,500       1,609,688
Reebok International Ltd. ........      39,700       1,667,400
Spring Industries, Inc. Class
 A ...............................      21,900         941,700
                                                  ------------
                                                     4,779,788
                                                  ------------
TIRE & RUBBER (1.6%)
Goodyear Tire & Rubber Co.
 (The)............................      36,200       1,859,775
                                                  ------------
TRANSPORTATION (1.1%)
CSX Corp. ........................      32,200       1,360,450
                                                  ------------
                                      SHARES         VALUE
                                    ----------------------
UTILITIES--ELECTRIC (4.7%)
Entergy Corp. ....................      31,400    $    871,350
Long Island Lighting Co. .........      74,700       1,652,737
Niagara Mohawk Power Corp. (a)....      80,100         790,988
Pinnacle West Capital Corp. ......      32,300       1,025,525
Unicom Corp. .....................      49,000       1,329,125
                                                  ------------
                                                     5,669,725
                                                  ------------
Total Common Stocks
 (Cost $90,162,294)...............                 103,257,974
                                                  ------------
SHORT-TERM
INVESTMENTS (13.6%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (13.6%)
American Express Credit Corp.
 6.30%, due 1/3/97................  $4,435,000       4,435,000
American General Finance Corp.
 5.95%, due 1/2/97................   6,687,000       6,687,000
Prudential Funding Corp.
 5.60%, due 1/6/97................   5,265,000       5,265,000
                                                  ------------
Total Short-Term Investments
 (Cost $16,387,000)...............                  16,387,000
                                                  ------------
Total Investments
 (Cost $106,549,294) (c)..........        99.4%    119,644,974(d)
Cash and Other Assets,
 Less Liabilities.................         0.6         769,914
                                    ----------    ------------
Net Assets........................       100.0%   $120,414,888
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $13,095,680, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,084,447 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $988,767.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $106,549,294).......   $119,644,974
  Cash...................................            136
  Receivables:
    Fund shares sold.....................        613,832
    Dividends and interest...............        265,439
  Other assets...........................            124
                                            ------------
        Total assets.....................    120,524,505
                                            ------------
LIABILITIES:
  Payables:
    Adviser..............................         35,066
    NYLIAC...............................         24,968
    Administrator........................          9,741
    Custodian............................          3,500
    Organization.........................            240
    Directors............................             39
  Accrued expenses.......................         36,063
                                            ------------
        Total liabilities................        109,617
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $120,414,888
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $     86,620
  Additional paid-in capital.............    106,330,669
  Accumulated undistributed net
    investment income....................          2,636
  Accumulated undistributed net realized
    gain on investments..................        899,283
  Net unrealized appreciation on
    investments..........................     13,095,680
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $120,414,888
                                            ============
  Shares of capital stock outstanding....      8,662,000
                                            ============
  Net asset value per share
    outstanding..........................   $      13.90
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  1,410,854
    Interest.............................        499,148
                                            ------------
        Total income.....................      1,910,002
                                            ------------
  Expenses:
    Advisory.............................        242,719
    Administration.......................        134,844
    Shareholder communication............         64,825
    Recordkeeping........................         37,425
    Professional.........................         31,112
    Custodian............................         18,155
    Directors............................          2,386
    Miscellaneous........................          2,278
                                            ------------
        Total expenses before
          reimbursement..................        533,744
  Expense reimbursement from
    Administrator........................        (41,564)
                                            ------------
        Net expenses.....................        492,180
                                            ------------
  Net investment income..................      1,417,822
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......      2,468,445
  Net change in unrealized appreciation
    on investments.......................     11,576,673
                                            ------------
  Net realized and unrealized gain on
    investments..........................     14,045,118
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 15,462,940
                                             ===========

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $7,472.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996
and the period May 1, 1995 (Commencement of Operations) through December 31, 1995

                                                                                         1996            1995
                                                                                     ----------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.........................................................   $ 1,417,822     $   196,798
    Net realized gain on investments..............................................     2,468,445          46,962
    Net change in unrealized appreciation on investments..........................    11,576,673       1,519,007
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations..........................    15,462,940       1,762,767
                                                                                     ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income....................................................    (1,415,317)       (196,667)
    From net realized gain on investments.........................................    (1,616,124)             --
                                                                                     ------------    ------------
        Total dividends and distributions to shareholders.........................    (3,031,441)       (196,667)
                                                                                     ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..............................................    81,567,373      17,977,153
    Net asset value of shares issued to shareholders in reinvestment of dividends
     and distributions............................................................     3,031,441         196,667
                                                                                     ------------    ------------
                                                                                      84,598,814      18,173,820
    Cost of shares redeemed.......................................................    (1,044,875)       (310,470)
                                                                                     ------------    ------------
      Increase in net assets derived from capital share transactions..............    83,553,939      17,863,350
                                                                                     ------------    ------------
      Net increase in net assets..................................................    95,985,438      19,429,450
NET ASSETS:
  Beginning of period.............................................................    24,429,450       5,000,000
                                                                                     ------------    ------------
  End of period...................................................................   $120,414,888    $24,429,450
                                                                                     =============   =============
  Accumulated undistributed net investment income.................................   $     2,636     $       131
                                                                                     =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                        MAY 1,
                                                                                         YEAR          1995 (a)
                                                                                        ENDED          THROUGH
                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                         1996            1995
                                                                                     ----------------------------

Net asset value at beginning of period............................................   $     11.58     $     10.00
                                                                                     ------------    ------------
Net investment income.............................................................          0.17            0.10
Net realized and unrealized gain on investments...................................          2.52            1.58
                                                                                     ------------    ------------
Total from investment operations..................................................          2.69            1.68
                                                                                     ------------    ------------
Less dividends and distributions:
  From net investment income......................................................         (0.17)          (0.10)
  From net realized gain on investments...........................................         (0.20)             --
                                                                                     ------------    ------------
Total dividends and distributions.................................................         (0.37)          (0.10)
                                                                                     ------------    ------------
Net asset value at end of period..................................................   $     13.90     $     11.58
                                                                                     =============   =============
Total investment return (b).......................................................         23.22%          16.76%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................................................          2.10%           2.57% +
  Net expenses....................................................................          0.73%           0.73% +
  Expenses (before reimbursement).................................................          0.79%           1.45% +
Portfolio turnover rate...........................................................            41%             20%
Average commission rate paid......................................................   $    0.0593             (c)
Net assets at end of period (in 000's)............................................   $   120,415     $    24,429

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

LONG-TERM BONDS (94.9%)+
CORPORATE BONDS (44.8%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,981,250
                                                  ------------
BANKS (8.1%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,185,000
First Union Corp.
 9.45%, due 6/15/99..............    5,000,000       5,350,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,123,750
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03 (c)........    2,000,000       2,292,500
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,281,250
                                                  ------------
                                                    18,232,500
                                                  ------------
CONGLOMERATES--
 DIVERSIFIED (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,162,500
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,847,875
                                                  ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (6.0%)
Consumers Power Co.
 7.375%, due 9/15/23.............    7,000,000       6,623,750
Long Island Lighting Co.
 8.75%, due 2/15/97 (a)..........    2,000,000       2,005,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,877,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,955,000
                                                  ------------
                                                    13,461,250
                                                  ------------
FINANCE (11.9%)
American General Finance Corp.
 7.00%, due 10/1/97 (a)..........    7,000,000       7,059,780
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,868,750
Ford Motor Credit Co.
 7.00%, due 9/25/01..............    5,000,000       5,081,250

------------
+ Percentages indicated are based on Fund net assets.

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
FINANCE (Continued)
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............  $ 6,000,000    $  5,797,500
 9.625%, due 12/15/01............    1,000,000       1,122,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,108,750
                                                  ------------
                                                    27,038,530
                                                  ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............    1,000,000       1,183,750
                                                  ------------
LEISURE/AMUSEMENT (2.6%)
Walt Disney Co. (The)
 6.75%, due 3/30/06..............    6,000,000       5,955,000
                                                  ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,944,375
                                                  ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       5,000,000
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,262,500
                                                  ------------
                                                    12,262,500
                                                  ------------
TELECOMMUNICATION
 SERVICES (1.9%)
British Telecommunications PLC
 9.375%, due 2/15/99 (c).........    4,200,000       4,457,250
                                                  ------------
Total Corporate Bonds
 (Cost $98,630,193)..............                  101,519,280
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (50.1%)
FEDERAL HOME LOAN
 MORTGAGE CORPORATION (4.4%)
 6.655%, due 5/20/99.............   10,000,000      10,007,000
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (6.7%)
 4.95%, due 9/30/98..............   10,000,000       9,827,600
 8.70%, due 6/10/99..............    5,000,000       5,291,300
                                                  ------------
                                                    15,118,900
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                      U.S. GOVERNMENT &
                 FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
UNITED STATES TREASURY BONDS
 (17.0%)
 6.75%, due 8/15/26..............  $32,000,000    $ 32,264,000
 10.75%, due 5/15/03.............    5,000,000       6,154,650
                                                  ------------
                                                    38,418,650
                                                  ------------
UNITED STATES TREASURY NOTES
 (22.0%)
 6.25%, due 2/15/03..............   20,000,000      19,985,800
 6.50%, due 10/15/06.............    5,000,000       5,025,000
 7.125%, due 2/29/00.............    5,000,000       5,146,050
 8.50%, due 11/15/00.............   18,200,000      19,657,274
                                                  ------------
                                                    49,814,124
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $112,723,469).............                  113,358,674
                                                  ------------
Total Long-Term Bonds
 (Cost $211,353,662).............                  214,877,954
                                                  ------------

                          SHORT-TERM
                      INVESTMENTS (3.6%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   -----------------------
COMMERCIAL PAPER (3.6%)
Associates Corp. of North America
 5.23%, due on demand (b)........      145,000         145,000
Duracell, Inc.
 6.75%, due 1/2/97...............    5,115,000       5,114,041
General Electric Capital Corp.
 5.90%, due 1/3/97...............    2,920,000       2,919,043
                                                  ------------
Total Short-Term Investments
 (Cost $8,178,084)...............                    8,178,084
                                                  ------------
Total Investments
 (Cost $219,531,746) (d).........  $      98.5%   $223,056,038(e)
Cash and Other Assets,
 Less Liabilities................          1.5       3,318,848
                                                  ------------
Net Assets.......................        100.0%   $226,374,886
                                                  ============

------------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1996.
(c) Yankee bonds.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1996 net unrealized appreciation was $3,524,292, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,789,524 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,265,232.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $219,531,746).......   $223,056,038
  Cash...................................          4,111
  Receivables:
    Interest.............................      3,702,071
    Fund shares sold.....................         99,148
  Other assets...........................            670
                                            ------------
        Total assets.....................    226,862,038
                                            ------------
LIABILITIES:
  Payables:
    Fund shares redeemed.................        201,787
    Adviser..............................        143,053
    Administrator........................         38,459
    Directors............................             98
  Accrued expenses.......................        103,755
                                            ------------
        Total liabilities................        487,152
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    176,481
  Additional paid-in capital.............    224,460,425
  Accumulated net realized loss on
    investments..........................     (1,786,312)
  Net unrealized appreciation on
    investments..........................      3,524,292
                                            ------------

  Net assets applicable to outstanding
    shares...............................   $226,374,886
                                            ============
  Shares of capital stock outstanding....     17,648,142
                                            ============
  Net asset value per share
    outstanding..........................   $      12.83
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 15,704,812
                                            ------------
  Expenses:
    Advisory.............................        569,711
    Administration.......................        455,769
    Recordkeeping........................        127,739
    Shareholder communication............         93,055
    Professional.........................         52,075
    Directors............................         11,273
    Portfolio pricing....................          6,069
    Miscellaneous........................          6,161
                                            ------------
        Total expenses...................      1,321,852
                                            ------------
  Net investment income..................     14,382,960
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments.......        961,896
  Net change in unrealized appreciation
    on investments.......................    (10,866,414)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (9,904,518)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  4,478,442
                                             ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $ 14,382,960    $ 14,495,255
    Net realized gain on investments..................................................        961,896       4,716,932
    Net change in unrealized appreciation (depreciation) on investments...............    (10,866,414)     17,768,492
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      4,478,442      36,980,679
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................    (14,405,743)    (14,491,993)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     25,643,335      22,956,887
    Net asset value of shares issued to shareholders in reinvestment of dividends.....     14,405,743      14,491,993
                                                                                         ------------    ------------
                                                                                           40,049,078      37,448,880
    Cost of shares redeemed...........................................................    (38,777,335)    (31,593,131)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................      1,271,743       5,855,749
                                                                                         ------------    ------------
      Net increase (decrease) in net assets...........................................     (8,655,558)     28,344,435
NET ASSETS:
  Beginning of year...................................................................    235,030,444     206,686,009
                                                                                         ------------    ------------
  End of year.........................................................................   $226,374,886    $235,030,444
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $         --    $      3,457
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               -------------------------------------------------------------------

Net asset value at beginning of year........   $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.87            0.88            0.88            0.95            0.92
Net realized and unrealized gain (loss) on
  investments...............................          (0.59)           1.33           (1.34)           0.53            0.13
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           0.28            2.21           (0.46)           1.48            1.05
                                               ------------    ------------    ------------    ------------    ------------
Less dividends:
  From net investment income................          (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.....................            103%             81%             88%             41%             10%
Net assets at end of year (in 000's)........   $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

COMMON STOCKS (94.5%)+
                                      SHARES         VALUE
                                    ----------------------
AEROSPACE/DEFENSE (6.0%)
Boeing Co. .......................      60,000    $  6,382,500
Coltec Industries Inc. (a)........     370,000       6,983,750
Lockheed Martin Corp. ............      61,200       5,599,800
Loral Space &
 Communications Ltd. (a)..........     258,500       4,749,937
Northrop Grumman Corp. ...........      80,000       6,620,000
UNC Inc. (a)......................     300,000       3,600,000
                                                  ------------
                                                    33,935,987
                                                  ------------
APPAREL MANUFACTURERS (1.0%)
Fruit of the Loom, Inc. Class A
 (a)..............................     150,000       5,681,250
                                                  ------------
BANKS (5.7%)
AmSouth Bancorp. .................      62,400       3,018,600
Bank of New York Co., Inc.
 (The)............................     150,000       5,062,500
Bankers Trust New York Corp. .....      75,000       6,468,750
Chase Manhattan Corp. ............      93,600       8,353,800
Commerce Bancshares, Inc. ........      78,277       3,620,311
Morgan (J. P.) & Co. Inc. ........      60,000       5,857,500
                                                  ------------
                                                    32,381,461
                                                  ------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc. ........     137,000       5,480,000
                                                  ------------
BUILDING & MAINTENANCE (0.5%)
ADT Ltd. (a)......................     125,000       2,859,375
                                                  ------------
BUILDING PRODUCTS (1.0%)
Sherwin-Williams Co. (The)........     100,000       5,600,000
                                                  ------------
BUSINESS SERVICES (0.6%)
AccuStaff, Inc. (a)...............     150,000       3,168,750
                                                  ------------
CHEMICALS (2.2%)
Praxair, Inc. ....................     100,000       4,612,500
Sealed Air Corp. (a)..............     182,500       7,596,562
                                                  ------------
                                                    12,209,062
                                                  ------------
COMMERCIAL SERVICES (0.9%)
Service Corp. International.......     190,000       5,320,000
                                                  ------------
COMMUNICATIONS (1.9%)
Andrew Corp. (a)..................      45,000       2,387,812
Northern Telecom Ltd. ............      77,500       4,795,313
Teleport Communications
 Group Inc. Class A (a)...........     123,500       3,766,750
                                                  ------------
                                                    10,949,875
                                                  ------------
COMPUTERS & BUSINESS
 EQUIPMENT (7.7%)
Computer Associates International,
 Inc. ............................     125,000       6,218,750
Electronic Data Systems Corp. ....     100,000       4,325,000
First Data Corp. .................     150,060       5,477,190

---
+ Percentages indicated are based on Fund net assets.

                                       SHARES         VALUE
                                      ----------------------
COMPUTERS & BUSINESS
 EQUIPMENT (Continued)
FIserv, Inc. (a)..................     111,000    $  4,079,250
Informix Corp. (a)................     100,000       2,037,500
Intel Corp. ......................      50,000       6,546,875
Microsoft Corp. (a)...............      40,000       3,305,000
Oracle Corp. (a)..................     110,000       4,592,500
Sungard Data Systems Inc. (a).....     125,000       4,937,500
Zebra Technologies Corp. Class A
 (a)..............................      75,000       1,753,125
                                                  ------------
                                                    43,272,690
                                                  ------------
DRUGS (4.6%)
American Home Products Corp. .....      70,000       4,103,750
Amgen Inc. (a)....................      50,000       2,718,750
Genzyme Corp. (a).................     120,000       2,610,000
Johnson & Johnson.................      60,000       2,985,000
Lilly (Eli) & Co. ................      50,000       3,650,000
Pfizer Inc. ......................      50,000       4,143,750
Warner-Lambert Co. ...............      80,000       6,000,000
                                                  ------------
                                                    26,211,250
                                                  ------------
ELECTRICAL (3.8%)
Emerson Electric Co. .............      70,000       6,772,500
General Electric Co. .............     100,000       9,887,500
Mark IV Industries, Inc. .........     223,758       5,062,525
                                                  ------------
                                                    21,722,525
                                                  ------------
ELECTRONICS (2.7%)
Computer Products Inc. (a)........     150,000       2,925,000
LSI Logic Corp. (a)...............     100,000       2,675,000
Teradyne, Inc. (a)................     129,800       3,163,875
Texas Instruments, Inc. ..........     100,000       6,375,000
                                                  ------------
                                                    15,138,875
                                                  ------------
FINANCE (4.2%)
Federal Home Loan Mortgage
 Corp. ...........................      40,000       4,405,000
Federal National Mortgage
 Association......................     160,000       5,960,000
Great Western Financial Corp. ....     175,000       5,075,000
Republic New York Corp. ..........     100,000       8,162,500
                                                  ------------
                                                    23,602,500
                                                  ------------
FOODS (3.2%)
Chiquita Brands International,
 Inc. ............................     168,000       2,142,000
Dole Food Co., Inc. ..............     145,000       4,911,875
Sara Lee Corp. ...................     144,000       5,364,000
Sysco Corp. ......................     180,000       5,872,500
                                                  ------------
                                                    18,290,375
                                                  ------------
HEAVY INDUSTRIAL (0.4%)
U.S. Filter Corp. (a).............      75,000       2,381,250
                                                  ------------
HOSPITAL & MEDICAL SERVICES (5.4%)
Guidant Corp. ....................     110,000       6,270,000
HEALTHSOUTH Corp. (a).............      70,100       2,707,613
Medtronic, Inc. ..................      70,000       4,760,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                      SHARES         VALUE
                                    ----------------------
HOSPITAL & MEDICAL SERVICES
 (Continued)
NABI Inc. (a).....................     245,000    $  2,143,750
Orthodontic Centers
 of America Inc. (a)..............     150,000       2,400,000
Quorum Health Group, Inc. (a).....     100,000       2,975,000
Sybron International Corp. (a)....     165,000       5,445,000
U.S. Surgical Corp. ..............      99,600       3,921,750
                                                  ------------
                                                    30,623,113
                                                  ------------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. ............      65,000       5,996,250
Procter & Gamble Co. .............      54,700       5,880,250
                                                  ------------
                                                    11,876,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.3%)
Allstate Corp. ...................     120,000       6,945,000
American International Group,
 Inc. ............................      70,000       7,577,500
Chubb Corp. ......................      60,400       3,246,500
General Re Corp. .................      40,000       6,310,000
                                                  ------------
                                                    24,079,000
                                                  ------------
LEISURE/AMUSEMENT (1.2%)
Harrah's Entertainment, Inc.
 (a)..............................      82,000       1,629,750
International Game Technology.....     286,000       5,219,500
                                                  ------------
                                                     6,849,250
                                                  ------------
LODGING & RESTAURANTS (1.4%)
Landry's Seafood Restaurants, Inc.
 (a)..............................      50,000       1,068,750
Marriott International, Inc. .....     125,000       6,906,250
                                                  ------------
                                                     7,975,000
                                                  ------------
MACHINERY/CAPITAL GOODS (0.9%)
AGCO Corp. .......................     169,800       4,860,525
                                                  ------------
MANUFACTURING (1.3%)
AlliedSignal Inc. ................     111,000       7,437,000
                                                  ------------
MEDIA & INFORMATION
 SERVICES (2.7%)
Cognizant Corp. ..................     175,000       5,775,000
Heritage Media Corp. (a)..........     260,000       2,925,000
Time Warner Inc. .................     175,000       6,562,500
                                                  ------------
                                                    15,262,500
                                                  ------------
METALS (0.5%)
Titanium Metals Corp. (a).........      80,000       2,630,000
                                                  ------------
OIL & ENERGY SERVICES (10.9%)
Apache Corp. .....................     160,000       5,660,000
Aquila Gas Pipeline Corp. ........     107,800       1,711,325
Burlington Resources, Inc. .......     100,000       5,037,500
Consolidated Natural Gas Co. .....      85,000       4,696,250
Global Marine, Inc. (a)...........     200,000       4,125,000
Halliburton Co. ..................      85,000       5,121,250

                                      SHARES         VALUE
                                    ----------------------
OIL & ENERGY SERVICES (Continued)
Mobil Corp. ......................      40,000    $  4,890,000
Quaker State Corp. ...............     333,000       4,703,625
Schlumberger Ltd. ................      60,000       5,992,500
Smith International, Inc. (a).....     150,000       6,731,250
Tidewater Inc. ...................     125,000       5,656,250
Triton Energy Ltd. Class A (a)....     100,000       4,850,000
Union Pacific Resources Group,
 Inc. ............................      63,520       1,857,960
XCL Ltd. (a)......................   1,316,800         246,900
                                                  ------------
                                                    61,279,810
                                                  ------------
PACKAGING (1.1%)
Crown Cork & Seal Co., Inc. ......     110,000       5,981,250
                                                  ------------
PAPER & FOREST PRODUCTS (1.9%)
Georgia-Pacific Corp. ............      25,000       1,800,000
International Paper Co. ..........      62,600       2,527,475
Kimberly-Clark Corp. .............      70,000       6,667,500
                                                  ------------
                                                    10,994,975
                                                  ------------
POLLUTION CONTROL (0.5%)
Philip Environmental, Inc. (a)....     200,000       2,900,000
                                                  ------------
REAL ESTATE (2.3%)
Chelsea GCA Realty, Inc. .........      96,300       3,334,388
First Industrial Realty Trust,
 Inc. ............................     175,000       5,315,625
Liberty Property Trust............     166,500       4,287,375
                                                  ------------
                                                    12,937,388
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (6.7%)
American Stores Co. ..............     124,800       5,101,200
Consolidated Stores Corp. (a).....     156,250       5,019,531
CVS Corp. ........................     150,000       6,206,250
Kroger Co. (a)....................     148,000       6,882,000
Price/Costco, Inc. (a)............     250,000       6,281,250
Smart & Final Inc. ...............     163,000       3,524,875
Wal-Mart Stores, Inc. ............     200,000       4,575,000
                                                  ------------
                                                    37,590,106
                                                  ------------
TELECOMMUNICATIONS (0.3%)
ADC Telecommunications Inc. (a)...      50,000       1,556,250
                                                  ------------
TRANSPORTATION (2.0%)
AMR Corp. (a).....................      60,000       5,287,500
Union Pacific Corp. ..............     100,000       6,012,500
                                                  ------------
                                                    11,300,000
                                                  ------------
UTILITIES-ELECTRIC (0.8%)
CMS Energy Corp. .................     135,000       4,539,375
                                                  ------------
WASTE DISPOSAL (0.8%)
Republic Industries Inc. (a)......     150,000       4,678,125
                                                  ------------
Total Common Stocks
 (Cost $426,782,343)..............                 533,555,392
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
COMMERCIAL PAPER (5.6%)
AlliedSignal Inc.
 6.10%, due 1/3/97................  $7,000,000    $  6,997,628
Aluminum Co. of America
 5.45%, due 1/8/97................   4,190,000       4,185,560
American Greetings Corp.
 5.75%, due 1/2/97................   3,985,000       3,984,363
Associates Corp. of North America
 5.23%, due on demand (b).........     160,000         160,000
Donnelley (R.R.) & Sons Co.
 6.95%, due 1/2/97................   6,000,000       5,998,842
General Electric Capital Corp.
 5.90%, due 1/3/97................   2,295,000       2,294,248
Potomac Electric Power Co.
 6.00%, due 1/8/97................   8,000,000       7,990,666
                                                  ------------
Total Short-Term Investments
 (Cost $31,611,307)...............                  31,611,307
                                                  ------------
Total Investments
 (Cost $458,393,650) (c)..........       100.1%    565,166,699(d)
Liabilities In Excess of
 Cash and Other Assets............        (0.1)       (481,288)
                                     ---------    ------------
Net Assets........................       100.0%   $564,685,411
                                     =========    ============

------------
(a) Non-income producing securities.
(b) Adjustable Rate. Rate shown is the rate in effect at December 31, 1996.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1996 net unrealized appreciation was $106,773,049, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $116,308,390 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,535,341.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $458,393,650).......   $565,166,699
  Receivables:
    Dividends and interest...............        723,274
    Fund shares sold.....................        718,170
    Investment securities sold...........        702,352
  Other assets...........................          1,355
                                            ------------
        Total assets.....................    567,311,850
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      1,854,625
    Adviser..............................        346,063
    Fund shares redeemed.................        175,927
    Administrator........................         47,571
    NYLIAC...............................         47,571
    Custodian............................          3,622
    Directors............................            228
  Accrued expenses.......................        150,832
                                            ------------
        Total liabilities................      2,626,439
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    303,080
  Additional paid-in capital.............    457,458,315
  Accumulated undistributed net realized
    gain on investments..................        150,967
  Net unrealized appreciation on
    investments..........................    106,773,049
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $564,685,411
                                             ===========
  Shares of capital stock outstanding....     30,308,004
                                             ===========
  Net asset value per share
    outstanding..........................   $      18.63
                                             ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  6,340,368
    Interest.............................      1,309,742
                                            ------------
        Total income.....................      7,650,110
                                            ------------
  Expenses:
    Advisory.............................      1,233,329
    Administration.......................        986,663
    Recordkeeping........................        283,024
    Shareholder communication............        211,872
    Professional.........................         88,421
    Directors............................         23,546
    Miscellaneous........................         12,482
                                            ------------
        Total expenses...................      2,839,337
                                            ------------
  Net investment income..................      4,810,773
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     69,850,131
  Net change in unrealized appreciation
    on investments.......................     32,938,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................    102,788,308
                                            ------------
  Net increase in net assets resulting
    from operations......................   $107,599,081
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $4,231.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  4,810,773    $  4,885,469
    Net realized gain on investments..................................................     69,850,131      34,444,510
    Net change in unrealized appreciation on investments..............................     32,938,177      56,914,338
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................    107,599,081      96,244,317
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (4,810,773)     (4,897,272)
    From net realized gain on investments.............................................    (69,699,164)    (34,471,675)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................    (74,509,937)    (39,368,947)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     74,877,524      35,852,696
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................     74,509,937      39,368,947
                                                                                         ------------    ------------
                                                                                          149,387,461      75,221,643
    Cost of shares redeemed...........................................................    (45,298,015)    (34,751,127)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................    104,089,446      40,470,516
                                                                                         ------------    ------------
      Net increase in net assets......................................................    137,178,590      97,345,886
NET ASSETS:
  Beginning of year...................................................................    427,506,821     330,160,935
                                                                                         ------------    ------------
  End of year.........................................................................   $564,685,411    $427,506,821
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                   1996            1995            1994            1993            1992
                                               -------------------------------------------------------------------
Net asset value at beginning of year........   $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................           0.18            0.22            0.22            0.24            0.22
Net realized and unrealized gain (loss) on
  investments...............................           4.06            4.06           (0.03)           1.88            1.72
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations............           4.24            4.28            0.19            2.12            1.94
                                               ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income................          (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on investments.....          (2.65)          (1.53)          (0.92)          (1.76)          (1.76)
                                               ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...........          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value at end of year..............   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                                ===========     ===========     ===========     ===========     ===========
Total investment return.....................          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment income.....................           0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses..............................           0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before reimbursement)...........           0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.....................            104%            104%            108%            121%             82%
Average commission rate paid................   $     0.0595             (a)             (a)             (a)             (a)
Net assets at end of year (in 000's)........   $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

                   COMMON STOCKS (96.2%)+
                                    SHARES         VALUE
                                  ------------------------
AEROSPACE/DEFENSE (2.0%)
Boeing Co. .....................     13,719     $ 1,459,359
General Dynamics Corp. .........      2,418         170,469
Lockheed Martin Corp. ..........      7,308         668,682
McDonnell Douglas Corp. ........      8,196         524,544
Northrop Grumman Corp. .........      2,190         181,222
Raytheon Co. ...................      9,079         436,927
Rockwell International Corp. ...      8,291         504,715
United Technologies Corp. ......      9,345         616,770
                                                ------------
                                                  4,562,688
                                                ------------
AIRLINES (0.3%)
AMR Corp. (a)...................      3,457         304,648
Delta Air Lines, Inc. ..........      2,945         208,727
Southwest Airlines Co. .........      5,506         121,820
USAir Group, Inc. (a)...........      2,312          54,043
                                                ------------
                                                    689,238
                                                ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. ............      8,632         290,251
Aluminum Co. of America.........      6,718         428,272
Reynolds Metals Co. ............      2,418         136,315
                                                ------------
                                                    854,838
                                                ------------
AUTOMOBILES (1.8%)
Chrysler Corp. .................     27,924         921,492
Ford Motor Co. .................     45,305       1,444,097
General Motors Corp. ...........     28,882       1,610,171
                                                ------------
                                                  3,975,760
                                                ------------
AUTOPARTS--AFTER MARKET (0.3%)
Cooper Tire & Rubber Co. .......      3,180          62,805
Echlin Inc. ....................      2,383          75,362
Genuine Parts Co. ..............      4,670         207,815
Goodyear Tire & Rubber Co. .....      5,941         305,219
                                                ------------
                                                    651,201
                                                ------------
BEVERAGES--ALCOHOLIC (0.7%)
Anheuser-Busch Cos., Inc. ......     19,023         760,920
Brown-Forman Corp. Class B......      2,658         121,604
Coors (Adolph) Co. Class B......      1,468          27,892
Seagram Co. Ltd. ...............     14,254         552,342
                                                ------------
                                                  1,462,758
                                                ------------
BEVERAGES--SOFT DRINKS (3.0%)
Coca-Cola Co. ..................     94,994       4,999,059
PepsiCo, Inc. ..................     59,271       1,733,677
                                                ------------
                                                  6,732,736
                                                ------------
BROADCAST/MEDIA (0.4%)
Comcast Corp. Class A...........     12,452         221,801
Tele-Communications TCI Group
 Series A (a)...................     25,365         331,331
U.S. West Media Group (a).......     23,762         439,597
                                                ------------
                                                    992,729
                                                ------------
BUILDING MATERIALS (0.2%)
Masco Corp. ....................      6,131         220,716
Owens-Corning Corp. ............      1,998          85,165
Sherwin-Williams Co. ...........      3,230         180,880
                                                ------------
                                                    486,761
                                                ------------


------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES         VALUE
                                 ------------------------
CHEMICALS (2.3%)
Air Products & Chemicals,
 Inc. ..........................      4,294     $   296,823
Dow Chemical Co. ...............      9,421         738,371
Du Pont (E.I.) De Nemours &
 Co. ...........................     21,540       2,032,838
Eastman Chemical Co. ...........      3,115         172,104
Goodrich (B.F.) Co. ............      2,046          82,863
Hercules, Inc. .................      4,084         176,633
Monsanto Co. ...................     22,473         873,638
Praxair, Inc. ..................      5,890         271,676
Rohm & Haas Co. ................      2,471         201,695
Union Carbide Corp. ............      5,093         208,176
                                                ------------
                                                  5,054,817
                                                ------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp. ...........      4,110         145,391
Engelhard Corp. ................      5,496         105,111
FMC Corp. (a)...................      1,450         101,681
PPG Industries Inc. ............      7,135         400,452
                                                ------------
                                                    752,635
                                                ------------
CHEMICALS--SPECIALTY (0.3%)
Grace (W.R.) & Co. .............      3,364         174,087
Great Lakes Chemical Corp. .....      2,481         115,987
Morton International, Inc. .....      5,405         220,254
Nalco Chemical Co. .............      2,521          91,071
Sigma-Aldrich Corp. ............      1,897         118,444
                                                ------------
                                                    719,843
                                                ------------
COMMUNICATION--EQUIPMENT
 MANUFACTURERS (2.1%)
Andrew Corp. (a)................      2,347         124,537
Bay Networks, Inc. (a)..........      7,217         150,655
Cabletron Systems, Inc. (a).....      5,936         197,372
Cisco Systems, Inc. (a).........     24,827       1,579,618
DSC Communications Corp. (a)....      4,408          78,793
General Instrument Corp. (a)....      5,206         112,580
Lucent Technologies Inc. .......     24,416       1,129,240
Northern Telecom Ltd. ..........      9,874         610,954
Scientific-Atlanta, Inc. .......      2,956          44,340
Tellabs, Inc. (a)...............      6,922         260,440
3Com Corp. (a)..................      6,437         472,315
                                                ------------
                                                  4,760,844
                                                ------------
COMPUTERS--SOFTWARE & SERVICES
 (3.2%)
Autodesk, Inc. .................      1,732          48,496
Automatic Data Processing,
 Inc. ..........................     11,058         474,112
Ceridian Corp. (a)..............      2,629         106,475
Computer Associates
 International, Inc. ...........     13,936         693,316
Computer Sciences Corp. (a).....      2,838         233,071
First Data Corp. ...............     17,057         622,580
Microsoft Corp. (a).............     45,599       3,767,617
Novell Inc. (a).................     13,157         124,581
Oracle Corp. (a)................     25,064       1,046,422
Shared Medical Systems Corp. ...        920          45,310
                                                ------------
                                                  7,161,980
                                                ------------


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
COMPUTER SYSTEMS (3.5%)
Amdahl Corp. (a)................      4,529     $    54,914
Apple Computer, Inc. (a)........      4,693          97,967
Compaq Computer Corp. (a).......     10,236         760,023
Data General Corp. (a)..........      1,474          21,373
Dell Computer Corp. (a).........      6,870         364,969
Digital Equipment Corp. (a).....      5,883         213,994
EMC Corp. (a)...................      8,777         290,738
Hewlett-Packard Co. ............     38,966       1,958,042
Intergraph Corp. (a)............      1,748          17,917
International Business Machines
 Corp. .........................     19,748       2,981,948
Seagate Technology (a)..........      9,584         378,568
Silicon Graphics Inc. (a).......      6,691         170,620
Sun Microsystems (a)............     14,103         362,271
Tandem Computers Inc. (a).......      4,379          60,211
Unisys Corp. (a)................      6,571          44,354
                                                ------------
                                                  7,777,909
                                                ------------
CONGLOMERATES (0.3%)
Tenneco, Inc. ..................      6,567         296,336
Textron Inc. ...................      3,100         292,175
                                                ------------
                                                    588,511
                                                ------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. .....................      1,134          29,484
Crown Cork & Seal Co., Inc. ....      4,919         267,471
                                                ------------
                                                    296,955
                                                ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ................      2,034          75,004
Stone Container Corp. ..........      3,708          55,157
Temple-Inland Inc. .............      2,090         113,121
                                                ------------
                                                    243,282
                                                ------------
COSMETICS (0.8%)
Alberto-Culver Co. Class B......      1,097          52,656
Avon Products, Inc. ............      5,142         293,737
Gillette Co. ...................     17,035       1,324,471
International Flavors &
 Fragrances Inc. ...............      4,270         192,150
                                                ------------
                                                  1,863,014
                                                ------------
DRUGS (4.0%)
Lilly (Eli) & Co. ..............     20,959       1,530,007
Merck & Co., Inc. ..............     46,061       3,650,334
Pfizer Inc. ....................     24,606       2,039,222
Pharmacia & Upjohn, Inc. .......     19,435         770,112
Schering-Plough Corp. ..........     14,049         909,673
                                                ------------
                                                  8,899,348
                                                ------------
ELECTRIC POWER COMPANIES (2.8%)
American Electric Power Co.,
 Inc. ..........................      7,133         293,345
Baltimore Gas & Electric Co. ...      5,626         150,495
Carolina Power & Light Co. .....      5,845         213,342
Central & South West Corp. .....      7,963         204,052
Cinergy Corp. ..................      6,063         202,353
Consolidated Edison Co. of New
 York, Inc. ....................      8,986         262,840
Dominion Resources, Inc. .......      6,748         259,798

                                    SHARES         VALUE
                                  ------------------------
ELECTRIC POWER
 COMPANIES (Continued)
DTE Energy Co. .................      5,499     $   178,030
Duke Power Co. .................      7,829         362,091
Edison International............     16,567         329,269
Entergy Corp. ..................      8,689         241,120
FPL Group, Inc. ................      6,975         320,850
General Public Utilities
 Corp. .........................      4,603         154,776
Houston Industries Inc. ........      8,988         203,354
Niagara Mohawk Power Corp.
 (a)............................      5,574          55,043
Northern States Power Co. ......      2,616         120,009
Ohio Edison Co. ................      5,819         132,382
Pacific Gas & Electric Co. .....     15,861         333,081
PacifiCorp......................     11,184         229,272
PECO Energy Co. ................      8,471         213,893
PP&L Resources, Inc. ...........      6,106         140,438
Public Service Enterprise Group
 Inc. ..........................      9,317         253,888
Southern Co. (The)..............     25,672         580,829
Texas Utilities Co. ............      8,616         351,102
Unicom Corp. ...................      8,237         223,429
Union Electric Co. .............      3,929         151,267
                                                ------------
                                                  6,160,348
                                                ------------
ELECTRICAL EQUIPMENT (3.8%)
AMP Inc. .......................      8,368         321,122
Emerson Electric Co. ...........      8,605         832,534
General Electric Co. ...........     62,843       6,213,602
General Signal Corp. ...........      1,880          80,370
Grainger (W.W.), Inc. ..........      1,928         154,722
Honeywell, Inc. ................      4,888         321,386
Raychem Corp. ..................      1,685         135,010
Thomas & Betts Corp. ...........      2,016          89,460
Westinghouse Electric Corp. ....     15,903         316,072
                                                ------------
                                                  8,464,278
                                                ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .....................      1,878          37,795
                                                ------------
ELECTRONIC-- INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. .............      1,682          99,028
Tektronix, Inc. ................      1,273          65,241
                                                ------------
                                                    164,269
                                                ------------
ELECTRONIC-- SEMICONDUCTORS
 (3.1%)
Advanced Micro Devices, Inc.
 (a)............................      5,044         129,883
Applied Materials, Inc. (a).....      6,838         245,741
Intel Corp. ....................     31,499       4,124,400
LSI Logic Corp. (a).............      4,964         132,787
Micron Technology, Inc. ........      7,956         231,718
Motorola, Inc. .................     22,642       1,389,653
National Semiconductor Corp.
 (a)............................      5,160         125,775
Texas Instruments, Inc. ........      7,241         461,614
                                                ------------
                                                  6,841,571
                                                ------------
ENGINEERING & CONSTRUCTION
 (0.1%)
Fluor Corp. ....................      3,185         199,859
Foster Wheeler Corp. ...........      1,595          59,214
                                                ------------
                                                    259,073
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
ENTERTAINMENT (1.4%)
King World Productions, Inc.
 (a)............................      1,458     $    53,764
Time Warner Inc. ...............     21,879         820,463
Viacom, Inc. Class B (a)........     13,608         474,579
Walt Disney Co. (The)...........     25,914       1,804,262
                                                ------------
                                                  3,153,068
                                                ------------
FINANCIAL-- MISCELLANEOUS (2.2%)
American Express Co. ...........     18,176       1,026,944
American General Corp. .........      7,899         322,872
Dean Witter, Discover & Co. ....      6,361         421,416
Federal Home Loan Mortgage
 Corp. .........................      6,891         758,871
Federal National Mortgage
 Association....................     41,727       1,554,331
Green Tree Financial Corp. .....      5,281         203,979
MBIA Corp. .....................      1,604         162,405
MBNA Corp. .....................      8,517         353,455
Transamerica Corp. .............      2,535         200,265
                                                ------------
                                                  5,004,538
                                                ------------
FOOD DISTRIBUTORS (0.2%)
Fleming Cos., Inc. .............      1,461          25,202
Supervalu Inc. .................      2,629          74,598
Sysco Corp. ....................      6,940         226,418
                                                ------------
                                                    326,218
                                                ------------
FOODS (2.8%)
Archer-Daniels-Midland Co. .....     20,841         458,502
Campbell Soup Co. ..............      8,949         718,157
ConAgra, Inc. ..................      9,255         460,436
CPC International Inc. .........      5,499         426,173
General Mills, Inc. ............      6,033         382,341
Heinz (H.J.) Co. ...............     14,104         504,218
Hershey Foods Corp. ............      5,830         255,063
Kellogg Co. ....................      8,066         529,331
Quaker Oats Co. ................      5,143         196,077
Ralston-Ralston Purina Group....      4,080         299,370
Sara Lee Corp. .................     18,529         690,205
Unilever, N.V. .................      6,159       1,079,365
Wrigley (Wm.) Jr. Co. ..........      4,468         251,325
                                                ------------
                                                  6,250,563
                                                ------------
GOLD (0.5%)
Barrick Gold Corp. .............     13,667         392,926
Battle Mountain Gold Co. .......      8,541          58,719
Echo Bay Mines Ltd. ............      5,316          35,219
Homestake Mining Co. ...........      5,576          79,458
Newmont Mining Corp. ...........      3,803         170,184
Placer Dome Inc. ...............      9,155         199,121
Santa Fe Pacific Gold Corp. ....      4,983          76,614
                                                ------------
                                                  1,012,241
                                                ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. ...........      3,345         100,768
Snap-On, Inc. ..................      2,319          82,615
Stanley Works (The).............      3,406          91,962
                                                ------------
                                                    275,345
                                                ------------
HEALTH CARE-- DIVERSIFIED (3.8%)
Abbott Laboratories.............     29,621       1,503,266
Allergan, Inc. .................      2,449          87,246
American Home Products Corp. ...     24,262       1,422,360

                                    SHARES         VALUE
                                  ------------------------
HEALTH CARE--
 DIVERSIFIED (Continued)
Bristol-Myers Squibb Co. .......     19,200     $ 2,088,000
Johnson & Johnson...............     50,923       2,533,419
Mallinckrodt Group Inc. ........      2,939         129,683
Warner-Lambert Co. .............     10,332         774,900
                                                ------------
                                                  8,538,874
                                                ------------
HEALTH CARE--HMOs (0.2%)
Humana Inc. (a).................      6,228         119,111
United Healthcare Corp. ........      6,994         314,730
                                                ------------
                                                    433,841
                                                ------------
HEALTH CARE-- MISCELLANEOUS
 (0.3%)
ALZA Corp. (a)..................      3,186          82,438
Amgen Inc. (a)..................     10,148         551,797
Beverly Enterprises, Inc. (a)...      3,696          47,124
Manor Care, Inc. ...............      2,403          64,881
                                                ------------
                                                    746,240
                                                ------------
HEAVY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc. .......      1,520          69,920
Dana Corp. .....................      3,903         127,336
Eaton Corp. ....................      2,959         206,390
ITT Industries, Inc. ...........      4,495         110,128
Navistar International Corp.
 (a)............................      2,947          26,891
PACCAR Inc. ....................      1,441          97,988
                                                ------------
                                                    638,653
                                                ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ...................      1,115          41,952
Kaufman & Broad Home Corp. .....      1,465          18,862
Pulte Corp. ....................        957          29,428
                                                ------------
                                                     90,242
                                                ------------
HOSPITAL MANAGEMENT (0.6%)
Columbia/HCA Healthcare
 Corp. .........................     25,582       1,042,466
Tenet Healthcare Corp. (a)......      8,273         180,972
                                                ------------
                                                  1,223,438
                                                ------------
HOTEL--MOTEL (0.4%)
Harrah's Entertainment, Inc.
 (a)............................      3,961          78,725
Hilton Hotels Corp. ............      9,391         245,340
ITT Corp. (a)...................      4,478         194,233
Marriott International Inc. ....      4,930         272,382
                                                ------------
                                                    790,680
                                                ------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ..........................      1,482         102,999
Maytag Corp. ...................      3,950          78,012
Whirlpool Corp. ................      2,814         131,203
                                                ------------
                                                    312,214
                                                ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)................      1,933         194,025
Colgate-Palmolive Co. ..........      5,652         521,397
Kimberly-Clark Corp. ...........     10,792       1,027,938
Procter & Gamble Co. (The)......     26,203       2,816,822
                                                ------------
                                                  4,560,182
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
HOUSEWARES (0.2%)
Newell Co. .....................      6,034     $   190,071
Rubbermaid Inc. ................      5,735         130,471
Tupperware Corp. ...............      2,402         128,808
                                                ------------
                                                    449,350
                                                ------------
INSURANCE BROKERS (0.3%)
Alexander & Alexander
 Services Inc. .................      1,687          29,312
Aon Corp. ......................      4,185         259,993
Marsh & McLennan Cos., Inc. ....      2,803         291,512
                                                ------------
                                                    580,817
                                                ------------
INVESTMENT BANK/ BROKERAGE
 (0.5%)
Merrill Lynch & Co., Inc. ......      6,435         524,452
Morgan Stanley Group Inc. ......      5,893         336,638
Salomon Inc. ...................      4,011         189,018
                                                ------------
                                                  1,050,108
                                                ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. ................      3,741          89,784
                                                ------------
LIFE INSURANCE (0.6%)
Aetna Inc. .....................      5,760         460,800
Jefferson-Pilot Corp. ..........      2,742         155,266
Lincoln National Corp. .........      4,031         211,628
Providian Corp. ................      3,588         184,334
Torchmark Corp. ................      2,685         135,592
UNUM Corp. .....................      2,769         200,060
USLIFE Corp. ...................      1,321          43,923
                                                ------------
                                                  1,391,603
                                                ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc. .......      1,478          32,331
Giddings & Lewis, Inc. .........      1,300          16,738
                                                ------------
                                                     49,069
                                                ------------
MACHINERY--DIVERSIFIED (0.8%)
Briggs & Stratton Corp. ........      1,131          49,764
Case Corp. .....................      2,801         152,655
Caterpillar Inc. ...............      7,389         556,022
Cooper Industries Inc. .........      4,147         174,692
Deere & Co. ....................      9,987         405,722
Harnischfeger Industries,
 Inc. ..........................      1,780          85,663
Ingersoll-Rand Co. .............      4,136         184,052
NACCO Industries, Inc. Class
 A..............................        349          18,671
Thermo Electron Corp. (a).......      2,500         103,125
Timken Co. (The)................      1,153          52,894
                                                ------------
                                                  1,783,260
                                                ------------
MAJOR REGIONAL BANKS (4.6%)
Banc One Corp. .................     16,358         703,394
Bank of Boston Corp. ...........      5,795         372,329
Bank of New York Co., Inc.
 (The)..........................     14,935         504,056
Barnett Banks, Inc. ............      7,253         298,280
Boatmen's Bancshares, Inc. .....      5,984         385,968
Comerica Inc. ..................      4,136         216,623
CoreStates Financial Corp. .....      8,492         440,523
Fifth Third Bancorp.............      3,927         246,665
First Bank System, Inc. ........      5,088         347,256
First Union Corp. ..............     10,584         783,216
Fleet Financial Group, Inc. ....     10,038         500,645
KeyCorp.........................      8,768         442,784

                                    SHARES         VALUE
                                  ------------------------
MAJOR REGIONAL BANKS (Continued)
Mellon Bank Corp. ..............      5,015     $   356,065
National City Corp. ............      8,410         377,399
NationsBank Corp. ..............     11,120       1,086,980
Norwest Corp. ..................     14,213         618,265
PNC Bank Corp. .................     13,034         490,404
Republic New York Corp. ........      2,086         170,270
SunTrust Banks, Inc. ...........      8,680         427,490
U.S. Bancorp....................      5,858         263,244
Wachovia Corp. .................      6,474         365,781
Wells Fargo & Co. ..............      3,546         956,533
                                                ------------
                                                 10,354,170
                                                ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises Inc. .....      1,588          43,670
                                                ------------
MANUFACTURING-- DIVERSIFIED
 (1.0%)
AlliedSignal Inc. ..............     10,850         726,950
Crane Co. ......................      1,708          49,547
Dover Corp. ....................      4,318         216,980
Illinois Tool Works Inc. .......      4,728         377,649
Johnson Controls, Inc. .........      1,631         135,169
Millipore Corp. ................      1,731          71,620
Pall Corp. .....................      4,347         110,849
Parker-Hannifin Corp. ..........      2,926         113,382
TRINOVA Corp. ..................      1,104          40,158
Tyco International Ltd. ........      5,845         309,054
                                                ------------
                                                  2,151,358
                                                ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc. ..............      2,200          61,600
Bausch & Lomb Inc. .............      2,209          77,315
Baxter International Inc. ......     10,397         426,277
Becton, Dickinson & Co. ........      4,758         206,378
Biomet, Inc. ...................      4,355          65,869
Boston Scientific Corp. (a).....      6,815         408,900
Guidant Corp. ..................      2,781         158,517
Medtronic, Inc. ................      9,201         625,668
St. Jude Medical, Inc. (a)......      3,055         130,219
United States Surgical Corp. ...      2,385          93,910
                                                ------------
                                                  2,254,653
                                                ------------
METALS--MISCELLANEOUS (0.3%)
ASARCO Inc. ....................      1,654          41,143
Cyprus Amax Minerals Co. .......      3,513          82,116
Freeport-McMoRan Copper & Gold
 Inc. Class B...................      7,460         222,868
Inco Ltd. ......................      6,443         205,371
Phelps Dodge Corp. .............      2,502         168,885
                                                ------------
                                                    720,383
                                                ------------
MISCELLANEOUS (1.4%)
AirTouch Communications, Inc.
 (a)............................     19,025         480,381
American Greetings Corp. Class
 A..............................      2,824          80,131
Corning Inc. ...................      8,830         408,388
Harcourt General, Inc. .........      2,698         124,445
Harris Corp. ...................      1,499         102,869
Jostens, Inc. ..................      1,626          34,349
Minnesota Mining & Manufacturing
 Co. ...........................     16,014       1,327,160

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
MISCELLANEOUS (Continued)
Pioneer Hi-Bred International,
 Inc. ..........................      3,126     $   218,820
TRW, Inc. ......................      4,905         242,798
Whitman Corp. ..................      3,976          90,951
                                                ------------
                                                  3,110,292
                                                ------------
MONEY CENTER BANKS (2.8%)
BankAmerica Corp. ..............     13,749       1,371,463
Bankers Trust New York Corp. ...      3,041         262,286
Chase Manhattan Corp. ..........     16,702       1,490,653
Citicorp........................     17,921       1,845,863
First Chicago Corp. ............     12,100         650,375
Morgan (J.P.) & Co., Inc. ......      7,158         698,800
                                                ------------
                                                  6,319,440
                                                ------------
MULTI--LINE INSURANCE (1.7%)
American International Group,
 Inc. ..........................     17,988       1,947,201
CIGNA Corp. ....................      2,948         402,771
ITT Hartford Group, Inc. .......      4,486         302,805
Travelers Group Inc. ...........     24,579       1,115,272
                                                ------------
                                                  3,768,049
                                                ------------
NATURAL GAS DISTRIBUTORS
 & PIPELINES (0.9%)
Coastal Corp. ..................      3,980         194,522
Columbia Gas System, Inc. ......      2,068         131,576
Consolidated Natural Gas Co. ...      3,576         197,574
Eastern Enterprises.............        773          27,345
Enron Corp. ....................      9,577         413,008
ENSERCH Corp. ..................      2,624          60,352
NICOR Inc. .....................      1,909          68,247
NorAm Energy Corp. .............      5,170          79,489
ONEOK Inc. .....................      1,084          32,520
Pacific Enterprises.............      3,187          96,805
PanEnergy Corp. ................      5,778         260,010
Peoples Energy Corp. ...........      1,316          44,580
Sonat, Inc. ....................      3,249         167,324
Williams Cos., Inc. (The).......      5,952         223,200
                                                ------------
                                                  1,996,552
                                                ------------
OFFICE EQUIPMENT & SUPPLIES
 (0.6%)
Alco Standard Corp. ............      4,899         252,911
Moore Corp. Ltd. ...............      3,875          78,953
Pitney Bowes Inc. ..............      5,800         316,100
Xerox Corp. ....................     12,406         652,866
                                                ------------
                                                  1,300,830
                                                ------------
OIL & GAS DRILLING (0.1%)
Helmerich & Payne, Inc. ........        946          49,310
Rowan Cos., Inc. (a)............      3,213          72,694
                                                ------------
                                                    122,004
                                                ------------
OIL--EXPLORATION & PRODUCTION
 (0.3%)
Burlington Resources Inc. ......      4,809         242,253
Oryx Energy Co. (a).............      4,034          99,842
Santa Fe Energy
 Resources, Inc. (a)............      3,406          47,258
Union Pacific Resources
 Group, Inc. ...................      9,593         280,595
                                                ------------
                                                    669,948
                                                ------------
OIL--INTEGRATED DOMESTIC (1.3%)
Amerada Hess Corp. .............      3,562         206,151
Ashland Inc. ...................      2,422         106,265

                                    SHARES         VALUE
                                  ------------------------
OIL--INTEGRATED
 DOMESTIC (Continued)
Atlantic Richfield Co. .........      6,168     $   817,260
Kerr-McGee Corp. ...............      1,887         135,864
Louisiana Land &
 Exploration Co. (The)..........      1,292          69,284
Occidental Petroleum Corp. .....     12,521         292,678
Pennzoil Co. ...................      1,813         102,435
Phillips Petroleum Co. .........      9,975         441,394
Sun Co., Inc. ..................      2,836          69,127
Unocal Corp. ...................      9,512         386,425
USX-Marathon Group..............     10,932         261,001
                                                ------------
                                                  2,887,884
                                                ------------
OIL--INTEGRATED INTERNATIONAL
 (6.3%)
Amoco Corp. ....................     19,068       1,534,974
Chevron Corp. ..................     24,947       1,621,555
Exxon Corp. ....................     47,561       4,660,978
Mobil Corp. ....................     15,044       1,839,129
Royal Dutch Petroleum Co. ......     20,570       3,512,328
Texaco Inc. ....................     10,091         990,179
                                                ------------
                                                 14,159,143
                                                ------------
OIL--WELL EQUIPMENT & SERVICES
 (0.8%)
Baker Hughes Inc. ..............      5,442         187,749
Dresser Industries, Inc. .......      6,919         214,489
Halliburton Co. ................      4,814         290,043
McDermott International,
 Inc. ..........................      2,069          34,397
Schlumberger Ltd. ..............      9,360         934,830
Western Atlas Inc. (a)..........      2,026         143,593
                                                ------------
                                                  1,805,101
                                                ------------
PAPER & FOREST PRODUCTS (0.9%)
Boise Cascade Corp. ............      1,821          57,817
Champion International Corp. ...      3,695         159,809
Georgia-Pacific Corp. ..........      3,527         253,944
International Paper Co. ........     11,421         461,123
James River Corp. of Virginia...      3,210         106,331
Louisiana-Pacific Corp. ........      4,139          87,436
Mead Corp. .....................      2,058         119,621
Potlatch Corp. .................      1,114          47,902
Union Camp Corp. ...............      2,637         125,917
Westvaco Corp. .................      3,860         110,975
Weyerhaeuser Co. ...............      7,571         358,676
Willamette Industries, Inc. ....      2,082         144,959
                                                ------------
                                                  2,034,510
                                                ------------
PERSONAL LOANS (0.2%)
Beneficial Corp. ...............      2,052         130,045
Household International,
 Inc. ..........................      3,727         343,816
                                                ------------
                                                    473,861
                                                ------------
PHOTOGRAPHY/IMAGING (0.5%)
Eastman Kodak Co. ..............     12,826       1,029,287
Polaroid Corp. .................      1,725          75,037
                                                ------------
                                                  1,104,324
                                                ------------
POLLUTION CONTROL (0.4%)
Browning-Ferris Industries
 Inc. ..........................      8,079         212,074

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
POLLUTION CONTROL (Continued)
Laidlaw Inc. Class B............     12,016     $   138,184
WMX Technologies, Inc. .........     18,523         604,313
                                                ------------
                                                    954,571
                                                ------------
PROPERTY--CASUALTY INSURANCE
 (1.3%)
Allstate Corp. .................     17,039         986,132
Chubb Corp. ....................      6,709         360,609
General Re Corp. ...............      3,165         499,279
Loews Corp. ....................      4,446         419,035
MGIC Investment Corp. ..........      2,244         170,544
SAFECO Corp. ...................      4,830         190,483
St. Paul Cos., Inc. (The).......      3,176         186,193
USF&G Corp. ....................      4,571          95,420
                                                ------------
                                                  2,907,695
                                                ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      3,888         179,334
Meredith Corp. .................      1,004          52,961
                                                ------------
                                                    232,295
                                                ------------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ..........      3,750         127,031
Gannett Co., Inc. ..............      5,426         406,272
Knight-Ridder Inc. .............      3,762         143,897
New York Times Co. (The) Class
 A..............................      3,720         141,360
Times Mirror Co. (The) Class
 A..............................      3,919         194,970
Tribune Co. ....................      2,320         182,990
                                                ------------
                                                  1,196,520
                                                ------------
RAILROADS (1.0%)
Burlington Northern
 Santa Fe Corp. ................      5,903         509,872
Conrail Inc. ...................      3,019         300,768
CSX Corp. ......................      8,108         342,563
Norfolk Southern Corp. .........      4,799         419,912
Union Pacific Corp. ............      9,339         561,507
                                                ------------
                                                  2,134,622
                                                ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc. .......      6,139          53,716
McDonald's Corp. ...............     26,732       1,209,623
Wendy's International, Inc. ....      4,877          99,979
                                                ------------
                                                  1,363,318
                                                ------------
RETAIL STORES--APPAREL (0.3%)
Charming Shoppes, Inc. (a)......      3,956          20,027
Gap, Inc. (The).................     11,021         332,008
Limited, Inc. (The).............     10,307         189,391
TJX Cos., Inc. (The)............      2,843         134,687
                                                ------------
                                                    676,113
                                                ------------
RETAIL STORES-- DEPARTMENT
 (0.7%)
Dillard Department Stores, Inc.
 Class A........................      4,319         133,349
Federated Department Stores,
 Inc. (a).......................      7,947         271,191
May Department Stores Co. ......      9,560         446,930
Mercantile Stores Co., Inc. ....      1,448          71,495
Nordstrom, Inc. ................      3,051         108,120
Penney (J.C.) Co. Inc. .........      8,588         418,665
                                                ------------
                                                  1,449,750
                                                ------------

                                    SHARES         VALUE
                                  ------------------------
RETAIL STORES--DRUG (0.3%)
Longs Drug Stores Corp. ........        763     $    37,483
Rite-Aid Corp. .................      4,475         177,881
Walgreen Co. ...................      9,390         375,600
                                                ------------
                                                    590,964
                                                ------------
RETAIL STORES--FOOD CHAIN (0.5%)
Albertson's, Inc. ..............      9,618         342,641
American Stores Co. ............      5,733         234,336
Giant Food, Inc. Class A........      2,260          77,970
Great Atlantic & Pacific
 Tea Co., Inc. (The)............      1,471          46,888
Kroger Co. (a)..................      4,762         221,433
Winn-Dixie Stores, Inc. ........      5,809         183,710
                                                ------------
                                                  1,106,978
                                                ------------
RETAIL STORES--GENERAL
 MERCHANDISE (1.4%)
Dayton-Hudson Corp. ............      8,381         328,954
Kmart Corp. (a).................     18,414         191,045
Sears, Roebuck & Co. ...........     14,933         688,785
Wal-Mart Stores, Inc. ..........     87,663       2,005,291
                                                ------------
                                                  3,214,075
                                                ------------
RETAIL STORES--SPECIALTY (1.0%)
Autozone, Inc. (a)..............      2,600          71,500
Circuit City Stores, Inc. ......      3,736         112,547
CVS Corp. ......................      3,984         164,838
Home Depot, Inc. (The)..........     18,264         915,483
Lowe's Cos., Inc. ..............      6,589         233,909
Pep Boys-Manny, Moe & Jack......      2,400          73,800
Price/Costco, Inc. (a)..........      7,518         188,890
Tandy Corp. ....................      2,281         100,364
Toys "R" Us, Inc. (a)...........     10,448         313,440
Woolworth Corp. (a).............      5,075         111,016
                                                ------------
                                                  2,285,787
                                                ------------
SAVINGS & LOANS (0.2%)
Ahmanson (H.F.) & Co. ..........      4,003         130,097
Golden West Financial Corp. ....      2,246         141,779
Great Western Financial
 Corp. .........................      5,233         151,757
                                                ------------
                                                    423,633
                                                ------------
SHOES (0.3%)
Nike Inc. Class B...............     11,005         657,549
Reebok International Ltd. ......      2,128          89,376
Stride Rite Corp. ..............      1,893          18,930
                                                ------------
                                                    765,855
                                                ------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. ..............      3,964         114,956
Cognizant Corp. ................      6,458         213,114
CUC International Inc. (a)......     14,978         355,727
Dun & Bradstreet Corp. (The)....      6,452         153,235
Ecolab Inc. ....................      2,435          91,617
HFS Inc. (a)....................      4,783         285,784
Interpublic Group of Cos.,
 Inc. ..........................      3,016         143,260

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

                 COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  ------------------------
SPECIALIZED SERVICES
 (Continued)
National Service Industries,
 Inc. ..........................      1,867     $    69,779
Safety-Kleen Corp. .............      2,231          36,533
Service Corp. International.....      8,939         250,292
                                                ------------
                                                  1,714,297
                                                ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...................      3,172         103,883
Donnelley (R.R.) & Sons Co. ....      5,837         183,136
Harland (John H.) Co. ..........      1,150          37,950
                                                ------------
                                                    324,969
                                                ------------
STEEL (0.3%)
Allegheny Teledyne Inc. ........      6,678         153,594
Armco Inc. (a)..................      4,097          16,900
Bethlehem Steel Corp. (a).......      4,235          38,115
Inland Steel Industries Inc. ...      1,835          36,700
Nucor Corp. ....................      3,373         172,023
USX-U.S. Steel Group............      3,245         101,812
Worthington Industries, Inc. ...      3,472          62,930
                                                ------------
                                                    582,074
                                                ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (2.1%)
AT&T Corp. .....................     61,795       2,688,083
MCI Communications Corp. .......     26,391         862,656
Sprint Corp. ...................     16,455         656,143
WorldCom, Inc. (a)..............     22,471         585,650
                                                ------------
                                                  4,792,532
                                                ------------
TELEPHONE (4.0%)
ALLTEL Corp. ...................      7,287         228,630
Ameritech Corp. ................     21,136       1,281,370
Bell Atlantic Corp. ............     16,698       1,081,196
BellSouth Corp. ................     37,929       1,531,383
Frontier Corp. .................      3,300          74,662
GTE Corp. ......................     36,708       1,670,214
NYNEX Corp. ....................     16,726         804,939
Pacific Telesis Group...........     16,386         602,185
SBC Communications Inc. ........     23,217       1,201,480
US West, Inc. ..................     18,139         584,983
                                                ------------
                                                  9,061,042
                                                ------------
TEXTILES--APPAREL MANUFACTURERS
 (0.2%)
Fruit of the Loom, Inc.
 Class A (a)....................      2,887         109,345
Liz Claiborne, Inc. ............      2,827         109,193
Russell Corp. ..................      1,494          44,447
Springs Industries, Inc. Class
 A..............................        759          32,637
VF Corp. .......................      2,429         163,957
                                                ------------
                                                    459,579
                                                ------------

                                    SHARES         VALUE
                                  ------------------------
TOBACCO (1.8%)
American Brands, Inc. ..........      6,503     $   322,711
Philip Morris Cos., Inc. .......     31,308       3,526,064
UST Inc. .......................      7,209         233,391
                                                ------------
                                                  4,082,166
                                                ------------
TOYS (0.2%)
Hasbro Inc. ....................      3,344         129,998
Mattel, Inc. ...................     10,374         287,879
                                                ------------
                                                    417,877
                                                ------------
TRANSPORTATION-- MISCELLANEOUS
 (0.1%)
Federal Express Corp. (a).......      4,412         196,334
Ryder System, Inc. .............      3,026          85,106
                                                ------------
                                                    281,440
                                                ------------
TRUCKERS (0.0%) (b)
Caliber System, Inc. ...........      1,501          28,894
                                                ------------
Total Common Stocks
 (Cost $170,996,078)............                215,528,727 (c)
                                                ------------
           SHORT-TERM
       INVESTMENTS (3.2%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
U.S. GOVERNMENT (3.2%)
United States Treasury Bills
 4.85%, due 2/6/97 (d)..........  $4,000,000      3,980,680
 4.91%, due 1/30/97 (d).........  2,100,000       2,091,890
 4.95%, due 3/27/97 (d).........    700,000         691,756
 4.96%, due 4/3/97 (d)..........    400,000         394,782
                                                ------------
Total Short-Term Investments
 (Cost $7,159,482)..............                  7,159,108
                                                ------------
Total Investments
 (Cost $178,155,560) (f)........       99.4%    222,687,835 (g)
Cash and Other Assets,
 Less Liabilities...............        0.6       1,256,712
                                  ---------     ------------
Net Assets......................      100.0%    $223,944,547
                                  =========     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1996

                  FUTURES CONTRACTS (0.1%)
                                  CONTRACTS      UNREALIZED
                                     LONG       DEPRECIATION
                                  ------------------------
Standard & Poor's 500
 March 1997.....................         20     $  (128,945)
                                                ------------
Total Futures Contracts
 (Settlement Value
   $7,573,945)..................                $  (128,945) (e)
                                                ============

------------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.6% of net assets.
(d) Segregated as collateral for futures contracts.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1996.
(f)  The cost for Federal income tax purposes is $178,343,936.
(g) At December 31, 1996 net unrealized appreciation was $44,343,899, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $46,450,970 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,107,071.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.
INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

ASSETS:
  Investment in securities, at value
    (identified cost $178,155,560).......   $222,687,835
  Cash...................................         20,758
  Receivables:
    Investment securities sold...........        761,910
    Fund shares sold.....................        753,407
    Dividends and interest...............        333,536
  Other assets...........................            313
                                            ------------
        Total assets.....................    224,557,759
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......        344,033
    Administrator........................         18,420
    Adviser..............................         18,420
    NYLIAC...............................         15,757
    Custodian............................         11,048
    Directors............................             77
  Accrued expenses.......................         61,437
  Variation margin payable on futures
    contracts............................        144,020
                                            ------------
        Total liabilities................        613,212
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $223,944,547
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 50 million shares
    authorized...........................   $    139,132
  Additional paid-in capital.............    178,003,114
  Accumulated undistributed net
    investment income....................            390
  Accumulated undistributed net realized
    gain on investments..................      1,398,581
  Net unrealized appreciation on
    investments..........................     44,403,330
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $223,944,547
                                            ============
  Shares of capital stock outstanding....     13,913,175
                                            ============
  Net asset value per share
    outstanding..........................   $      16.10
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  2,901,801
    Interest.............................        981,934
                                            ------------
        Total income.....................      3,883,735
                                            ------------
  Expenses:
    Administration.......................        297,742
    Advisory.............................        148,871
    Shareholder communication............        107,071
    Recordkeeping........................         82,739
    Custodian............................         52,218
    Professional.........................         46,681
    Directors............................          6,428
    Portfolio pricing....................          3,800
    Miscellaneous........................          2,697
                                            ------------
        Total expenses before
          reimbursement..................        748,247
  Expense reimbursement from
    Administrator........................        (48,553)
                                            ------------
        Net expenses.....................        699,694
                                            ------------
  Net investment income..................      3,184,041
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain from:
    Securities transactions..............      1,148,053
    Futures transactions.................      2,818,989
                                            ------------
  Net realized gain on investments.......      3,967,042
                                            ------------
  Net change in unrealized appreciation
    (depreciation) on investments:
    Securities transactions..............     25,077,972
    Futures transactions.................       (457,795)
                                            ------------
  Net unrealized gain on investments.....     24,620,177
                                            ------------
  Net realized and unrealized gain on
    investments..........................     28,587,219
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 31,771,260
                                             ===========
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $28,866.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1996
and December 31, 1995

                                                                                             1996            1995
                                                                                         -------------------------
INCREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  3,184,041    $  2,018,769
    Net realized gain on investments..................................................      3,967,042       3,180,447
    Net change in unrealized appreciation on investments..............................     24,620,177      19,351,538
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     31,771,260      24,550,754
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................     (3,183,651)     (2,044,642)
    From net realized gain on investments.............................................     (2,701,672)     (2,898,925)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................     (5,885,323)     (4,943,567)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    110,486,675      32,292,361
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................      5,885,323       4,943,567
                                                                                         ------------    ------------
                                                                                          116,371,998      37,235,928
    Cost of shares redeemed...........................................................    (23,483,920)    (14,837,036)
                                                                                         ------------    ------------
      Increase in net assets derived from capital share transactions..................     92,888,078      22,398,892
                                                                                         ------------    ------------
      Net increase in net assets......................................................    118,774,015      42,006,079
NET ASSETS:
  Beginning of year...................................................................    105,170,532      63,164,453
                                                                                         ------------    ------------
  End of year.........................................................................   $223,944,547    $105,170,532
                                                                                          ===========     ===========
  Accumulated undistributed net investment income.....................................   $        390    $         --
                                                                                          ===========     ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                                                                                             1993 (a)
                                                                                                             THROUGH
                                                                      YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                               1996            1995            1994            1993
                                                           -------------------------------------------------------
Net asset value at beginning of period..................   $      13.53    $      10.38    $      10.58    $     10.00
                                                           ------------    ------------    ------------    ------------
Net investment income...................................           0.24            0.27            0.24           0.19
Net realized and unrealized gain (loss) on
  investments...........................................           2.79            3.55           (0.15)          0.67
                                                           ------------    ------------    ------------    ------------
Total from investment operations........................           3.03            3.82            0.09           0.86
                                                           ------------    ------------    ------------    ------------
Less dividends and distributions:
  From net investment income............................          (0.24)          (0.28)          (0.24)         (0.19)
  From net realized gain on investments.................          (0.22)          (0.39)          (0.05)         (0.08)
  In excess of net realized gain on investments.........             --              --              --          (0.01)
                                                           ------------    ------------    ------------    ------------
Total dividends and distributions.......................          (0.46)          (0.67)          (0.29)         (0.28)
                                                           ------------    ------------    ------------    ------------
Net asset value at end of period........................   $      16.10    $      13.53    $      10.38    $     10.58
                                                            ===========     ===========     ===========    =============
Total investment return (b).............................          22.42%          36.89%           0.76%          8.53%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................           2.14%           2.52%           2.61%          2.54% +
  Net expenses..........................................           0.47%           0.47%           0.47%          0.47% +
  Expenses (before reimbursement).......................           0.50%           0.62%           0.68%          0.96% +
Portfolio turnover rate.................................              3%              5%              8%             7 %
Average commission rate paid............................   $     0.0498             (c)             (c)            (c)
Net assets at end of period (in 000's)..................   $    223,945    $    105,171    $     63,164    $    43,081

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 +   Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

    MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended,
("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's LifeStages(SM) Annuity Separate Account. The Separate Account is used to fund flexible premium retirement annuity policies.

    The investment objectives for each of the Portfolios of the Company are as follows:

     Capital Appreciation:  to seek long-term growth of capital.

     Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     Convertible:  to seek capital appreciation together with current income.

     Government: to seek a high level of current income, consistent with safety of principal.

     High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

     International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

     Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

     Value: to realize maximum long-term total return from a combination of capital growth and income.

     Bond: to seek the highest income over the long term consistent with preservation of principal.

     Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

     Indexed Equity: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------


    The following is a summary of significant accounting policies followed by the Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

    Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The International Equity Portfolio enters into forward foreign currency exchange contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

    The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at December 31, 1996:

                                                                             VALUE ON                           UNREALIZED
                                                        CONTRACT               TRADE           CURRENT         APPRECIATION/
                                                         AMOUNT                DATE             VALUE         (DEPRECIATION)
                                                     ----------------       -----------      -----------      --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollar, expiring 3/3/97.................. A$        245,000      $   198,205      $   194,463       $     3,742
Austrian Schilling, expiring 1/15/97................ AS      6,640,000          617,677          613,131             4,546
Deutsche Mark, expiring 1/6/97 - 6/20/97............ DM     13,705,150        9,098,719        8,947,439           151,280
French Franc, expiring 1/29/97 - 2/4/97............. FF      3,105,000          606,470          598,466             8,004
Italian Lira, expiring 1/23/97...................... IL  2,186,000,000        1,408,791        1,436,202           (27,411)
Japanese Yen, expiring 1/6/97 - 7/7/97.............. Y   1,322,300,000       12,344,340       11,498,841           845,499
Spanish Peseta, expiring 1/22/97.................... SP    101,150,000          781,946          777,135             4,811
                                                                                                               -----------
                                                                                                                   990,471
                                                                                                               -----------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Australian Dollar, expiring 1/7/97.................. A  $      195,000          154,245          154,873               628
Deutsche Mark, expiring 1/22/97 - 2/5/97............ DM      5,305,761        3,478,379        3,449,101           (29,278)
Japanese Yen, expiring 1/6/97 - 2/5/97.............. Y     617,296,410        5,364,916        5,336,163           (28,753)
Pound Sterling, expiring 1/7/97 - 1/15/97........... L         742,605        1,157,152        1,270,510           113,358
                                                                                                               -----------
                                                                                                                    55,955
                                                                                                               -----------
Net Appreciation....................................                                                           $ 1,046,426
                                                                                                               ===========

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

    The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in long futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.

                                      (G)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

       (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

    The assets and liabilities of International Equity Portfolio are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

INTERNATIONAL EQUITY PORTFOLIO

Foreign cash held at December 31, 1996:

                      CURRENCY                                    COST                VALUE
    -------------------------------------------                 ---------            ---------
Australian Dollar            A$              410,260           $  323,185           $  325,870
Austrian Schilling           AS                  926                   87                   85
Belgian Franc                BF                7,499                  239                  236
Danish Krone                 DK                1,647                  279                  279
Deutsche Mark                DM                3,457                2,288                2,243
French Franc                 FF                5,742                1,104                1,105
Hong Kong Dollar             HK               87,122               11,263               11,263
Italian Lira                 IL            3,822,527                2,521                2,515
Japanese Yen                 Y             3,020,783               26,664               26,024
Malaysian Ringgit            MK               12,271                4,895                4,859
Netherland Guilder           NG                1,140                  654                  659
Norwegian Krone              NK               43,967                6,867                6,886
Pound Sterling               L               863,340            1,323,286            1,477,436
Singapore Dollar             S$               14,010                9,929               10,016
Spanish Peseta               SP              232,552                1,795                1,788
                                                               $1,715,056           $1,871,264

                                      (H)

MORTGAGE DOLLAR ROLLS. The Funds enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Funds are classified as purchase and sale transactions. The securities sold in connection with the MDR are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liability for such purchase commitments is included as payables for investments purchased. The Funds maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including

                                                   MAINSTAY VP SERIES FUND, INC.

accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Funds at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (I)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

HIGH YIELD CORPORATE BOND PORTFOLIO

    The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered. The Fund may not invest more than 10% of its net assets in illiquid securities.

Restricted securities held at December 31, 1996:

                                                                        PRINCIPAL                                       PERCENT
                                                      ACQUISITION        AMOUNT/                        12/31/96          OF
                    SECURITY                             DATE            SHARES           COST           VALUE         NET ASSETS
-------------------------------------------------     -----------      ----------      ----------      ----------      ----------
Cosmar Corp.
 11.50%, due 12/4/97.............................        12/4/96       $1,800,000      $1,800,000      $1,800,000          0.9%
GPA Group, PLC
 Preferred Stock.................................         3/6/96        1,000,000         328,750         440,000          0.2
National Tobacco Holding, LLC
 13.50%, due 5/17/03
 16.50%, beginning 6/1/01........................        5/17/96        1,821,748       1,392,755       1,514,784          0.7
 Preferred Interest..............................        5/17/96          242,903         239,241         138,236          0.1
 Redeemable Warrants expire 5/17/06..............        5/17/96           79,410               0(a)            0(a)       0.0
 Warrants expire 5/17/06.........................        5/17/96          617,283         428,993         617,283          0.3
                                                                                                                            --
                                                                                       ----------      ----------      -------------
                                                                                       $4,189,739      $4,510,303          2.2%
                                                                                       ===========     ===========     =============

----------
(a) Security has no value.

                                      (J)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (K)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

    Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (L)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over a maximum period of 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Convertible Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $46,000. Such costs are being amortized beginning with the commencement of operations on October 1, 1996.

Organization costs for High Yield Corporate Bond, International Equity and Value Portfolios, paid by, and reimbursable to, NYLIAC, aggregated approximately $33,500. Such costs have been fully amortized as of December 31, 1996. Organization costs for Indexed Equity Portfolio, paid by, and reimbursable to, NYLIAC, totalled approximately $50,700. Such costs have been fully amortized as of December 31, 1996. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

    All of the initial shares purchased by NYLIAC in Capital Appreciation, Cash Management, Government and Total Return Portfolios were redeemed on February 21, 1995. All of the initial shares purchased by NYLIAC in Indexed Equity Portfolio were redeemed between February 14, 1995 and February 21, 1996. (Also see Note 6 for further discussion of these redemptions).

                                      (M)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (N)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)


INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

    NYLIAC is Administrator for the Company.

    The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Capital Appreciation Portfolio........................................................       .36%            .20%
Cash Management Portfolio.............................................................       .25%            .20%
Convertible Portfolio.................................................................       .36%            .20%
Government Portfolio..................................................................       .30%            .20%
High Yield Corporate Bond Portfolio...................................................       .30%            .20%
International Equity Portfolio........................................................       .60%            .20%
Total Return Portfolio................................................................       .32%            .20%
Value Portfolio.......................................................................       .36%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%
Indexed Equity Portfolio..............................................................       .10%            .20%

                                                   MAINSTAY VP SERIES FUND, INC.

    The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below.

Capital Appreciation Portfolio..........................................................................   .73%
Cash Management Portfolio...............................................................................   .62%
Convertible Portfolio...................................................................................   .73%
Government Portfolio....................................................................................   .67%
High Yield Corporate Bond Portfolio.....................................................................   .67%
International Equity Portfolio..........................................................................   .97%
Total Return Portfolio..................................................................................   .69%
Value Portfolio.........................................................................................   .73%
Bond Portfolio..........................................................................................   .62%
Growth Equity Portfolio.................................................................................   .62%
Indexed Equity Portfolio................................................................................   .47%

    In connection with such expense limitation, the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1996 as shown on the Statement of Operations.

    The Administrator has voluntarily agreed to assume the operating expenses of Convertible, High Yield Corporate Bond, International Equity and Value Portfolios through December 31, 1997.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                      (D)

CAPITAL. At December 31, 1996 NYLIAC held shares of the following Portfolios with net asset values as follows:

Convertible Portfolio..............................................................................     $10,266,001
High Yield Corporate Bond Portfolio................................................................      11,611,661
International Equity Portfolio.....................................................................      10,654,896
Value Portfolio....................................................................................       6,950,755

    These values represent 66.4%, 5.7%, 30.9% and 5.8%, respectively, of the net assets of each respective Portfolio at year end.

                                      (E)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the four months ended April 30, 1996, the Portfolios paid recordkeeping fees as follows:

Cash Management Portfolio.............................................................................     $ 26,485
Bond Portfolio........................................................................................      150,388
Growth Equity Portfolio...............................................................................      333,437

Effective May 1, 1996, NYLIAC assumed responsibility for the payment of such fees.

                                      (F)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1996 these fees were as follows:

Capital Appreciation Portfolio.........................................................................     $ 9,184
Cash Management Portfolio..............................................................................       2,674
Convertible Portfolio..................................................................................          --
Government Portfolio...................................................................................       1,933
High Yield Corporate Bond Portfolio....................................................................       2,367
International Equity Portfolio.........................................................................         582
Total Return Portfolio.................................................................................       6,785
Value Portfolio........................................................................................       1,387
Bond Portfolio.........................................................................................       6,582
Growth Equity Portfolio................................................................................      13,339
Indexed Equity Portfolio...............................................................................       3,618

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------


At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend

                                                   MAINSTAY VP SERIES FUND, INC.

to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year ended December 31, 1996 as if they arose on January 1, 1997.

                                                                    CAPITAL LOSS                         CAPITAL LOSS
                                                                  AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                                  ----------------    -------------    --------------
Capital Appreciation Portfolio..................................         2002             $2,010
                                                                         2003              3,133
                                                                                          ------
                                                                                          $5,143            $2,008
                                                                                          ======            ======
Cash Management Portfolio.......................................         2003             $    1
                                                                         2004                  1
                                                                                          ------
                                                                                          $    2            $    0
                                                                                          ======            ======
Government Portfolio............................................         2002             $3,261
                                                                         2004              1,523
                                                                                          ------
                                                                                          $4,784            $   53
                                                                                          ======            ======
International Equity Portfolio..................................                          $    0            $  186
                                                                                          ======            ======
Total Return Portfolio..........................................         2002             $3,048            $  131
                                                                                          ======            ======
Bond Portfolio..................................................         2002             $1,786            $    0
                                                                                          ======            ======

    Capital Appreciation Portfolio, International Equity Portfolio, Total Return Portfolio and Bond Portfolio utilized $1,155,109, $23,549, $1,120,468 and $961,896, respectively, of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------


High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

    Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------


On February 21, 1995, NYLIAC redeemed all of its initial investment in Capital Appreciation, Cash Management, Government and Total Return Portfolios. In connection with the redemption of the initial shares, NYLIAC reimbursed each of the above listed Funds $28,042, which represented the unamortized deferred organization expense of the respective Funds on the date of the redemption. Additionally, between February 14, 1995 and February 21, 1996, NYLIAC redeemed all of its initial investment in Indexed Equity Portfolio. NYLIAC reimbursed Indexed Equity Portfolio $20,892 which represented the proportionate amount of the unamortized deferred organization expense which the number of shares redeemed bears to the total number of initial shares purchased between the dates above.

NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------


During the year ended December 31, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                       CAPITAL APPRECIATION          CONVERTIBLE                GOVERNMENT
                                                            PORTFOLIO                PORTFOLIO(A)               PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES      PURCHASES      SALES
                                                      ===========================================================================
U.S. Government Securities........................... $     --     $      --    $  4,132     $   1,582    $236,640     $ 212,920
All others...........................................  249,234        54,698      12,042            --          --            --
                                                       --------------------------------------------------------------------------
Total................................................ $249,234     $  54,698    $ 16,174     $   1,582    $236,640     $ 212,920
                                                       ==========================================================================

                                                          GROWTH EQUITY             INDEXED EQUITY
                                                            PORTFOLIO                 PORTFOLIO
                                                      PURCHASES      SALES      PURCHASES      SALES
                                                      ================================================
U.S. Government Securities........................... $     --     $      --    $     --     $      --
All others...........................................  509,811       490,842     102,680         4,134
                                                       -----------------------------------------------
Total................................................ $509,811     $ 490,842    $102,680     $   4,134
                                                       ===============================================

------------
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------


Transactions in capital shares throughout each year ended December 31, 1996 and December 31, 1995 were as follows:

                                                       CAPITAL APPRECIATION           CASH MANAGEMENT          CONVERTIBLE
                                                            PORTFOLIO                    PORTFOLIO              PORTFOLIO
                                                        1996          1995          1996           1995          1996(b)
                                                       ==========================================================================
Shares sold...........................................  12,007        6,644        237,105        128,846          494
Shares issued in reinvestment of dividends and
  distributions.......................................      18           62          4,586          3,588           17
                                                       --------------------------------------------------------------------------
                                                        12,025        6,706        241,691        132,434          511
Shares redeemed.......................................     416          874        211,181        115,710            5
                                                       --------------------------------------------------------------------------
Net increase (decrease)...............................  11,609        5,832         30,510         16,724          506
                                                       ==========================================================================

                                                          GROWTH EQUITY                INDEXED EQUITY
                                                        1996PORTFOLIO 1995          1996 PORTFOLIO 1995
                                                       ==================================================
Shares sold...........................................   3,863        2,118          7,431          2,580
Shares issued in reinvestment of dividends and
  distributions.......................................   3,968        2,286            363            367
                                                       --------------------------------------------------
                                                         7,831        4,404          7,794          2,947
Shares redeemed.......................................   2,346        2,060          1,657          1,259
                                                       --------------------------------------------------
Net increase (decrease)...............................   5,485        2,344          6,137          1,688
                                                       ==================================================

------------
(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

                                      HIGH YIELD                 INTERNATIONAL
                                    CORPORATE BOND                  EQUITY                   TOTAL RETURN
                                       PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                PURCHASES       SALES       PURCHASES       SALES       PURCHASES       SALES
                              ===================================================================================
U.S. Government Securities..    $  6,703      $   1,073     $     --      $      --     $359,252      $ 352,045
All others..................     212,917        109,938       21,127          3,507      203,966         92,741
                              -----------------------------------------------------------------------------------
Total.......................    $219,620      $ 111,011     $ 21,127      $   3,507     $563,218      $ 444,786
                              ===================================================================================


                                         VALUE                     BOND
                                       PORTFOLIO                 PORTFOLIO
                                PURCHASES       SALES       PURCHASES    SALES
                                ================================================
U.S. Government Securities..    $     --      $      --     $155,916   $ 145,208
All others..................      93,892         23,958       64,716      70,944
                                ------------------------------------------------
Total.......................    $ 93,892      $  23,958     $220,632   $ 216,152
                                ================================================


                                                                                     HIGH YIELD                INTERNATIONAL
                                                          GOVERNMENT               CORPORATE BOND                  EQUITY
                                                           PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                                      1996         1995          1996        1995 (a)        1996        1995 (a)
                                                    -----------------------------------------------------------------------------
Shares sold......................................     1,887        1,197         12,714        2,979          1,777          414
Shares issued in reinvestment of dividends and
  distributions..................................       479          448          1,061          167            168           67
                                                    -----------------------------------------------------------------------------
                                                      2,366        1,645         13,775        3,146          1,945          481
Shares redeemed..................................     1,219        1,859            225           41            140           46
                                                    -----------------------------------------------------------------------------
Net increase (decrease)..........................     1,147         (214)        13,550        3,105          1,805          435
                                                    =============================================================================


                                                         TOTAL RETURN                    VALUE                      BOND
                                                          PORTFOLIO                    PORTFOLIO                 PORTFOLIO
                                                      1996          1995          1996         1995 (a)      1996          1995
                                                    ----------------------------------------------------------------------------
Shares sold......................................      8,197         4,196         6,418         1,621       1,940         1,732
Shares issued in reinvestment of dividends and
  distributions..................................        459           345           217            17       1,117         1,080
                                                    ----------------------------------------------------------------------------
                                                       8,656         4,541         6,635         1,638       3,057         2,812
Shares redeemed..................................        494         1,404            83            28       2,923         2,397
                                                    ----------------------------------------------------------------------------
Net increase (decrease)..........................      8,162         3,137         6,552         1,610         134           415
                                                    ============================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, International Equity Portfolio, Total Return Portfolio, Value Portfolio, Bond Portfolio, Growth Equity Portfolio, and Indexed Equity Portfolio (separate portfolios constituting MainStay VP Series Fund, Inc., formerly New York Life MFA Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

LIFESTAGES(SM) SEPARATE ACCOUNT

This is a Report for the general information of LifeStages(SM) policyowners. It must be accompanied or preceded by a current prospectus if it is given to anyone who is not an owner of LifeStages(SM) policy. This Report does not offer for sale or solicit orders to purchase securities.

New York Life Insurance and Annuity Company
(A Delaware Corporation)
51 Madison Avenue
New York NY 10010

Issued by: New York Life Insurance and Annuity Corporation
Distributed by : NYLIFE Distributors Inc., Member NASD


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